As filed with the Securities and Exchange Commission on June 7, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2013

Item 1. Reports to Stockholders.

Annual Report

March 31, 2013

DoubleLine Total Return Bond Fund

DBLTX (I-share)

DLTNX (N-share)

DoubleLine Core Fixed Income Fund

DBLFX (I-share)

DLFNX (N-share)

DoubleLine Emerging Markets Fixed Income Fund

DBLEX (I-share)

DLENX (N-share)

DoubleLine Multi-Asset Growth Fund

DMLIX (I-share)

DMLAX (A-share)

DoubleLine Low Duration Bond Fund

DBLSX (I-share)

DLSNX (N-share)

DoubleLine Floating Rate Fund

DBFRX (I-share)

DLFRX (N-share)

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	March 31, 2013	3

President’s Letter

Dear Shareholder:

On behalf of the DoubleLine Funds, I am pleased to deliver this Annual Report. On the following pages you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s total return investment performance and the main drivers of that performance during the reporting period.

Investor assets in the DoubleLine Funds grew to over $44 billion as of March 31, 2013. As the DoubleLine Funds mark their three-year anniversary on April 6, 2013, we continue to enhance our overall lineup of investment strategies available to investors. On February 1, 2013 we launched the DoubleLine Floating Rate Fund (DBFRX/DLFRX). The Fund is currently available only to advisory clients of DoubleLine Capital LP and its affiliates; employees and officers of DoubleLine Capital and its affiliates and their family members; and DoubleLine Capital and its affiliates. However, we anticipate opening the Fund more broadly in the future. In addition, on January 1, 2013, DoubleLine Equity LP joined the DoubleLine Group to add an equity portfolio management team led by Brendt Stallings and Husam Nazer. Over the course of the last few months, we have built out the equity team and platform. With a goal to offer our shareholders timely and differentiated investment strategies, we launched a growth equity fund on April 1, 2013 through the DoubleLine Equity Funds.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds

May 1, 2013

4	DoubleLine Funds

Financial Markets Highlights

Financial Markets Highlights:

•	Agency Mortgage Backed Securities (Agency MBS): Lower-coupon pass-throughs were the best-performing portion of the Barclays Capital U.S. MBS Index for the one-year period ending March 31, 2013, with higher coupons underperforming. Longer-duration Agency Collateralized Mortgage Obligations (Agency CMOs) outperformed over shorter-duration Agency CMOs as government interest rates fell across the curve. These securities also benefitted from high income streams over the period.

•	Non-Agency Mortgage Backed Securities (non-Agency MBS): For the year ending March 31, 2013, overall non-Agency MBS prices were up substantially with subprime securities being the best performing collateral, followed by alt-A securities, on both a price and total return basis. These sectors continued to generate sizable income due to their lower dollar prices and fixed rate coupon payments.

•	Emerging Markets (EM) Debt: EM corporate bonds were the best performing EM subsector for the one year period ending March 31, 2013, followed closely by external sovereign bonds (sovereign bonds denominated in U.S. dollars) as measured by the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI) and JP Morgan Emerging Markets Bond Index Global Diversified (EMBI), respectively. Throughout the 2012 calendar year, within both the EM corporate and sovereign debt markets, high yield outperformed investment grade bonds. EM high yield assets benefited from historically low rates in developed markets, engineered by central bank policies to fuel growth in their economies. As a result, investors searched globally for higher yielding assets, and EM fixed income was a suitable alternative with attractive credit metrics. EM Europe was the best performing region driven by improving risk sentiment towards the European debt crisis. Starting the year for 2013, performance between EM corporate and sovereign debt began to diverge. EM corporate debt has significantly outperformed sovereign debt over the first quarter 2013, as many investors saw sovereign spreads enter the year at historically tight spreads. Conversely, EM corporate debt remained in demand by a growing, diversified investor base. Government local currency bonds were the weakest performing EM subsector and experienced tremendous volatility over the one-year period. Local currencies sold off and rallied along with shifting global risk sentiment and headlines emanating from developed markets.

•	Treasuries: The Funds’ year ending March 31, 2013 bore marked similarities to the year-earlier period. The Treasury market was again driven by the Federal Reserve (the “Fed”) and the evolving European sovereign debt and banking crisis. Most economic forecasters started 2012, like 2011, on an optimistic note, only to be disappointed by flagging growth in the spring and summer. Slowing growth and an increasingly assertive Fed response drove yields down sharply to new all-time lows in July 2012. The 10-year Treasury yield reached 1.38% on July 25, breaching the 1.71% level of the previous September. The seeming containment of the eurozone crisis and a brighter domestic economic outlook set yields on a gradual, halting rise through the second half of 2012. The Fed capped the rise in yields by launching a new open-ended asset purchase program in December 2012, bringing combined MBS and Treasury purchases to $85 billion per month. Further, ongoing political stumbles in Europe and the prospect of another eurozone recession supported ongoing flight-to-quality buying.

•	Corporates: Excess returns for both investment grade and high yield corporate bonds, as measured by the Barclays Capital U.S. Credit Index and Barclays Capital U.S. Corporate High Yield Index, respectively, were positive in 2012 as corporate credit outpaced the returns posted by U.S. Treasury securities. The Barclays Capital U.S. Credit Index returned 7.00% for the twelve months ending March 31, 2013 and the Barclays Capital U.S. Corporate High Yield Index returned 13.13% for the same period. The first quarter of 2013 began to show some signs of moderating investment grade credit performance. The lack of spread tightening has been driven by low U.S. Treasury yields and concerns about balance sheet leveraging and leveraged buy outs (LBOs). The high yield market continues to see strong issuance activity driven by inflows into the asset class. High yield issuance for the twelve months ended March 31, 2013 totaled $229 billion, making it the busiest period in market history.

•	Bank Loans: The leveraged loan market has experienced strong inflows into the asset class driven by investor demand for floating rate products as well as very strong Collateralized Loan Obligations (CLO) new issuance. LBO activity, while cited as a concern in the Investment Grade portfolio, has been disappointingly light for leveraged finance investors looking for additional supply. The return for the 12-month period ending March 31, 2013 on the Credit Suisse Leveraged Loan Index was 8.27%.

•

Global Equities: Following dismal second quarter performance, the global equity markets, as measured by the Morgan Stanley Capital International All Country World Index (MSCI ACWI), experienced solid positive returns in the following three quarters. The MSCI ACWI returned 11.22% for the one-year period ending March 31, 2013. The broad-based rally reflected the global markets’ response to continued accommodative monetary policies from the major central banks, including the Fed, the European Central Bank, and the Bank of Japan and improving market sentiment, most notably in the U.S. housing sector. Most U.S. equity markets outperformed the MSCI ACWI over the one year period ending March 31, 2013, as reflected in the three major U.S. equity indices’

Annual Report	March 31, 2013	5

Financial Markets Highlights  (Cont.)

returns: the S&P 500 Index returned 13.96%, the NASDAQ Composite Index returned 7.36%, and the Dow Jones Industrial Index returned 13.31%. Developed ex-U.S. equities as represented by the MSCI EAFE (Europe, Australia, and the Far East) Index returned 11.75% for the one-year period ending March 31, 2013. In emerging markets, the MSCI EM Index returned a modest 2.25%. The underperformance reflected the weak economic data out of the BRICs (Brazil, Russia, India and China) and many other EM countries. Going forward, we believe the global equity markets will focus on the recession in Europe, the Bank of Japan’s efforts to end deflation, the ability of the U.S. to sustain moderate growth, and the slowdown in the Chinese economy.

•	Commodities: As measured by the Standard & Poor’s Goldman Sachs Commodity Excess Return Index, the broad-based commodities market posted a 5.05% loss for the one-year period ending March 31, 2013. Performance was largely negative with only 6 of 24 commodities posting a positive return for the period. Natural gas was the best performer returning over 37% on hotter than forecasted temperatures during the summer as well as unexpected winter storms late in the season that affected many regions across the country, because natural gas is consumed by both air conditioning and heating systems alike. Agriculture was the lone positive sector in the complex, driven entirely by corn and soybeans, returning 0.28% as drought-like conditions in the Midwestern U.S. resulted in lower crop yields. Industrial metals were the worst performing sector returning -11.5% on fears of weakening global economic growth, particularly in China.

6	DoubleLine Funds

Management Discussion of Fund Performance

Management Discussion of Fund Performance:

DoubleLine Total Return Bond Fund

The DoubleLine Total Return Bond Fund outperformed the Barclays Capital U.S. Aggregate Bond Index over the 12 months ending March 31, 2013. Agency and non-Agency mortgage-backed securities (MBS) outperformed on a total return basis. The Agency MBS holdings in the Fund were up slightly in price with the Agency passthroughs being the worst performer. The long duration Agency Collateralized Mortgage Obligations (CMOs) in the Fund outperformed as expected given the fall in interest rates over the year. These securities also continued to generate income as prepayment speeds remained relatively muted given the current interest rate environment. The non-Agency securities in the portfolio continued to outperform as all three sectors of the market performed well. The alt-A holdings were the best performers as their prices rose the most. The prime and subprime holdings were also up in price substantially over the previous twelve months. All three sectors continued to generate high income streams due to their lower dollar prices.

Period Ended 3-31-13	1 year (Annualized)
I-Share	7.37%
N-Share	7.11%
Barclays Capital U.S. Aggregate Bond Index	3.77%

DoubleLine Core Fixed Income Fund

The DoubleLine Core Fixed Income Fund outperformed the Barclays Capital U.S. Aggregate Bond Index over the 12 months ending March 31, 2013. The outperformance was driven by both the security selection within each respective sector as well as the asset allocation between sectors in the portfolio. The MBS sector continued to drive much of the outperformance as the non-Agency MBS holdings were up substantially in price. The Fund continued to be overweight this sector as well. The Fund was underweight the U.S. Government sector versus the Index which helped returns as this sector underperformed the U.S. Credit subsector. The credit portion of the portfolio underperformed the respective sector in the index as the Fund pared back risk in this sector. The allocation to non-Index sector such as emerging markets fixed income sector helped the Fund outperform as this sector performed very well over the period.

Period Ended 3-31-13	1 year (Annualized)
I-Share	6.53%
N-Share	6.27%
Barclays Capital U.S. Aggregate Bond Index	3.77%

DoubleLine Emerging Markets Fixed Income Fund

Over the one-year period ending March 31, 2013, the DoubleLine Emerging Markets Fixed Income Fund returned 8.04%. Returns were driven by strong performance from the Emerging Market (EM) corporate holdings in the portfolio. EM corporate debt benefited from strong inflows to the asset class and attractive fundamentals relative to similarly rated developed market corporate debt. The Fund underperformed the JP Morgan Emerging Markets Bond Global Diversified Index (the “index”) by 207 basis points over the fiscal year. Due to slowing global growth and the European debt and banking crisis, the Fund started the 12-month period defensively positioned with an overweight position in high-grade securities and a shorter duration relative to the index. As the year progressed, quantitative easing from U.S. policy makers helped 10-year U.S. Treasury yields fall from 2.21% to 1.85%, for the 12-month period ending March 31, 2013. Similarly, through actions taken by the European Central Bank (ECB), the European Commission (EC), and the International Monetary Fund (IMF) (which is being called the “Troika” in the marketplace) to support the Euro area’s struggling banking system, investor concerns for the European Union’s survival dissipated, and high-yield assets outperformed.

Period Ended 3-31-13	1 year (Annualized)
I-Share	8.04%
N-Share	7.78%
JP Morgan Emerging Markets Bond Global Diversified Index	10.11%

Annual Report	March 31, 2013	7

Management Discussion of Fund Performance  (Cont.)

DoubleLine Multi-Asset Growth Fund

The DoubleLine Multi-Asset Growth Fund turned in positive performance for the twelve months ending March 31, 2013. The fixed income allocations in the Fund contributed positively as both the U.S. and the International sectors turned in positive performance for the period. The equity allocations, on the other hand, had mixed performance with the U.S. allocation detracting from the Fund’s performance while the International allocation helped. The real asset allocation turned in negative performance over the period; however, that sector continued to offer diversification benefits to the rest of the portfolio.

Period Ended 3-31-13	1 year (Annualized)
I-Share	2.49%
A-Share
No Load	2.19%
With Load	-2.15%
S&P 500 Index	13.96%
Blended Benchmark*	4.38%

*	Blended Benchmark: 60% Barclays U.S. Aggregate Index/25% Morgan Stanley Capital International All Country World Index/15% S&P Goldman Sachs Commodity Index Total Return

DoubleLine Low Duration Bond Fund

The DoubleLine Low Duration Bond Fund outperformed the Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index over the 12-month period ending March 31, 2013. All sectors of the Fund outperformed the Index with both the MBS and EM fixed income being the best performing sectors over the period. The U.S. Treasury and U.S. Investment Grade Corporate sectors underperformed the other riskier subsector asset classes, but still outperformed the Index. Finally, both the commercial MBS (CMBS) and the collateralized loan obligation (CLO) sectors slightly outperformed the Index, while continuing to add to the income generated by the Fund.

Period Ended 3-31-13	1 year (Annualized)
I-Share	2.88%
N-Share	2.64%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.64%

DoubleLine Floating Rate Fund

The DoubleLine Floating Rate Fund was launched on February 1, 2013. Due to the Fund’s short-term performance history and the significant weighting in cash, the Fund’s since inception performance (February 1, 2013 - March 31, 2013) was up 0.80% versus 1.24% for the Credit Suisse Leveraged Loan Index.

Period Ended 3-31-13	Since Inception (2-1-13 to 3-31-13)
I-Share	0.80%
N-Share	0.80%
CS Leveraged Loan Index	1.24%

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2013 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of fund holdings.

This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Shares of the DoubleLine Floating Rate Fund are only available for purchase by advisory clients of DoubleLine Capital LP (“DoubleLine Capital”) and its affiliates; employees and officers of DoubleLine Capital and its affiliates and their family members; and DoubleLine Capital and its affiliates.

8	DoubleLine Funds

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.

The Emerging Markets, the Core Fixed Income Fund, the Multi-Asset Growth Fund, Total Return Bond Fund and the Low Duration Bond Fund may invest in Asset-Backed and Mortgage-Backed securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The Emerging Markets Fund is non-diversified meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The Emerging Markets, the Core Fixed Income Fund, the Multi-Asset Growth Fund and the Low Duration Bond Fund will also invest in foreign securities, which involve political, economic, and currency risks, greater volatility, and differences in accounting methods. These risks are greater for investments in emerging markets.

The Multi-Asset Growth Fund may invest in securities related to real estate, which may decline in value as a result of factors affecting the real estate industry. Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could lose more than the amount invested.

The Total Return Bond Fund, Low Duration Bond Fund and Core Fixed Income Fund may also invest in securities related to real estate, which may decline in value as a result of factors affecting the real estate industry.

The Multi-Asset Growth Fund may experience equity risk. Equities may decline in value due to both real and perceived general market, economic, and industry conditions.

In order to achieve its investment objectives, the Low Duration Bond Fund, Total Return Bond Fund, Core Fixed Income Fund, Emerging Markets Fixed Income Fund and Multi-Asset Growth Fund may use certain types of exchange traded funds or investment derivatives. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

The DoubleLine Floating Rate Fund invests primarily in floating rate loans and other floating rate investments, which are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others.

Additional risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

ABX Index—The ABX Index consists of the 20 most liquid credit default swaps (CDS) on U.S. home equity asset-backed securities (ABS) and is used to hedge asset-backed exposure or to take a position in the subprime mortgage asset class. The ABX Index has four series (06-1, 06-2, 07-1 and 07-2) with five tranches per series. The ABX 07-1 AAA Index references underlying collateral of that 2007 vintage and AAA credit quality type, just as the ABX 06-2 AAA Index references underlying collateral of the 2006 vintage and AAA credit quality type.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays Capital U.S. Corporate High Yield Index—This index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issuer from countries designated as emerging markets (e.g. Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeros, step-up coupon structures, 144-As and pay-in-kind (PIK, as of October 1, 2009) are also included.

Barclays Capital U.S. Credit Index—This index is the US Credit component of the US Government/Credit Index and consists of publically issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The US Credit Index is the same as the former US Corporate Investment Grade Index.

Barclays Capital U.S. MBS Index—The Barclays Capital U.S. MBS Index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Basis Point—A basis point (bps) is equal to 0.01%.

BofA/Merrill Lynch 1-3 Year U.S. Treasury Index—The BofA Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one years and less than three years. It is not possible to invest directly in an unmanaged index.

Credit Suisse Leveraged Loan Index—Credit Suisse Leveraged Loan is an index designed to mirror the investable universe of the U.S.-denominated leveraged loan market.

Dow Jones Industrial Average (DJIA)—Invented back in 1896, the Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange (NYSE) and the Nasdaq.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

JP Morgan Corporate Emerging Markets Bond Broad Diversified Index (CEMBI)—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

JP Morgan Emerging Markets Bond Global Diversified Index (EMBI)—JP Morgan Emerging Markets Bond Global Diversified Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered in by EMBI Global.

Morgan Stanley Capital International All Country World Index (MSCI AC)—The MSCI All Country (AC) World Index is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

Morgan Stanley Capital International EAFE Index (MSCI EAFE)—The MSCI EAFE (Europe, Australasia and Far East) is a market-capitalization weighted stock market index designed to measure equity market performance of developed markets outside of the U.S. and Canada. This index includes a selection of stocks from 22 developed markets, excluding the U.S. and Canada.

Morgan Stanley Capital International Emerging Markets Index (MSCI EM)—The MSCI Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. It consists of indices in 21 emerging economies, including but not limited to, Brazil, China, India, Poland, Thailand, and Turkey.

Annual Report	March 31, 2013	9

Management Discussion of Fund Performance  (Cont.)

NASDAQ—The NASDAQ, or National Association of Securities Dealers Automated Quotation, is an electronic trading system that provides price quotations to market participants on the more actively traded common stock issues; approximately 4000 common stock issues are included in the system.

NASDAQ Composite Index—The NASDAQ Composite Index is a broad-based capitalization-weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market.

PrimeX—The PrimeX index is a synthetic credit default swap (CDS) index which references non-Agency, prime residential mortgage-backed securities (RMBS). There are 20 prime RMBS deals referenced from the 2005, 2006, and 2007 vintages. The vintages separate the PrimeX into four sub indices by cut-off dates and collateral type. The PrimeX Fixed-Rate Mortgage (FRM) 1 and FRM 2 are two of these sub indices that contain specific underlying collateral and vintage types.

S&P 500 Index—Standard & Poor’s US 500 Index, a capitalized-weighted index of 500 stocks.

S&P/Goldman Sachs Commodity Excess Return Index (S&P GSCI)—Standard & Poor’s/Goldman Sachs Commodity Index, or GSCI, is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. The index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the Index a valuable economic indicator and commodities market benchmark. The S&P GSCI Excess Return Index (SPSCI ER) is one of the three S&P GSCI Indices published, measuring the return accrued from investing in uncollateralized nearby commodity futures. This Excess Return Index includes an Energy component, which was referenced in this commentary.

S&P/Goldman Sachs Commodity Index Total Return—The S&P GSCI Total Return index measures a fully collateralized commodity futures investment that is rolled forward from the fifth to the ninth business day of each month. Currently the S&P GSCI includes 24 commodity nearby futures contracts.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

10	DoubleLine Funds

Schedule of Investments DoubleLine Total Return Bond Fund	March 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 2.0%

	ALM Loan Funding,
$3,750,000	Series 2012-6A-C	5.03%	#^	06/14/2023	3,793,125
25,000,000	Series 2012-7A-A1	1.72%	#^	10/19/2024	25,087,351
17,000,000	Series 2012-7A-A2	2.60%	#^	10/19/2024	17,085,043

	ARES Ltd.,
847,798	Series 2006-5RA-A2	0.54%	#^	02/24/2018	844,164
17,253,766	Series 2006-6RA-A2	0.56%	#	03/12/2018	17,048,383
25,000,000	Series 2013-1A-B	2.06%	#^	04/15/2025	24,727,500
6,500,000	Series 2013-1A-D	4.06%	#^	04/15/2025	5,980,000

	Atrium Corporation,
1,314,583	Series 3A-A1	0.62%	#^	10/27/2016	1,313,091

	Avenue Ltd.,
3,391,342	Series 2004-1A-A1L	0.64%	#^	02/15/2017	3,393,817

	Black Diamond Ltd.,
891,959	Series 2005-1A-A1	0.55%	#^	06/20/2017	891,368

	BlueMountain Ltd.,
25,000,000	Series 2012-2A-A1	1.73%	#^	11/20/2024	25,007,643
19,000,000	Series 2012-2A-B1	2.37%	#^	11/20/2024	18,977,307
16,150,000	Series 2012-2A-C	3.06%	#^	11/20/2024	16,057,392

	Canyon Capital Ltd.,
2,119,700	Series 2004-1A-A1A	0.68%	#^	10/15/2016	2,118,382
9,500,000	Series 2012-1A-B1	2.25%	#^	01/15/2024	9,374,416

	Centurion Ltd.,
1,968,750	Series 2004-7A-A2	0.70%	#^	01/30/2016	1,964,902
2,500,000	Series 2004-7A-B2	1.70%	#^	01/30/2016	2,510,997
2,500,000	Series 2005-8X-C	2.28%	#	03/08/2017	2,363,077
3,000,000	Series 2005-10A-D	2.03%	#^	12/15/2017	2,793,816

	Crown Point Ltd.,
10,500,000	Series 2012-1A-A1LB	1.79%	#^	11/21/2022	10,518,640

	Dryden Leveraged Loan,
3,060,494	Series 2005-8A-A	0.54%	#^	05/22/2017	3,027,866

	Dryden Senior Loan Fund,
4,000,000	Series 2012-24A-D	5.04%	#^	11/15/2023	4,039,877
10,000,000	Series 2012-25A-B1	2.58%	#^	01/15/2025	10,117,867

	Fortress Credit Ltd.,
10,000,000	Series 2013-1A-A	1.54%	#^	01/19/2025	10,000,000
10,000,000	Series 2013-1A-B	2.26%	#^	01/19/2025	9,938,000

	Galaxy Ltd.,
31,559,571	Series 2005-5A-A1	0.56%	#^	10/20/2017	31,503,794
13,000,000	Series 2013-15A-B	2.13%	#^	04/15/2025	13,000,000
13,100,000	Series 2013-15A-C	2.88%	#^	04/15/2025	12,838,000
6,125,000	Series 2013-15A-D	3.68%	#^	04/15/2025	5,880,000

	GSC Partners Fund Ltd.,
222,039	Series 2004-5A-A1	0.67%	#^	11/20/2016	222,309

	ICE Global Credit Ltd.,
30,000,000	Series 2013-1A-A1	2.08%	#^	04/20/2024	30,000,000
25,000,000	Series 2013-1A-B2	2.88%	#^	04/20/2024	24,000,000
9,000,000	Series 2013-1A-X	1.33%	#^	04/20/2015	9,000,000

	Kingsland I Ltd.,
4,500,000	Series 2005-1A-C1	2.08%	#^	06/13/2019	4,248,376
500,000	Series 2005-1A-C2	6.13%	^	06/13/2019	497,102

	KKR Financial Corporation,
3,387,116	Series 2006-1A-A1	0.57%	#^	08/25/2018	3,311,676
19,845,770	Series 2007-AA-A	1.05%	#^	10/15/2017	19,789,918

	KVK Ltd.,
20,000,000	Series 2013-1A-A	1.70%	#^	04/14/2025	20,036,492

	Landmark III Ltd.,
458,774	Series 2003-3A-A2L	1.30%	#^	01/15/2016	459,210

	LCM LP,
3,650,000	Series 11A-D2	4.25%	#^	04/19/2022	3,590,933
20,000,000	Series 12A-A	1.77%	#^	10/19/2022	20,086,828
12,600,000	Series 13A-C	3.14%	#^	01/19/2023	12,454,155

	Marathon Ltd.,
17,000,000	Series 2013-5A-A2A	2.64%	#^	02/21/2025	17,105,674

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Marea Ltd.,
$2,000,000	Series 2012-1A-D	4.85%	#^	10/16/2023	2,038,584

	Nomad Ltd.,
9,000,000	Series 2013-1A-B	3.23%	#^	01/15/2025	9,000,000
3,500,000	Series 2013-1A-C	3.78%	#^	01/15/2025	3,386,670

	Northwoods Capital Corporation,
30,000,000	Series 2012-9A-A	1.79%	#^	01/18/2024	30,105,417

	Oak Hill Credit Partners,
25,000,000	Series 2012-7A-A	1.71%	#^	11/20/2023	25,048,088
18,000,000	Series 2012-7A-B1	2.54%	#^	11/20/2023	18,025,701

	OCP Ltd.,
35,000,000	Series 2012-2A-A2	1.77%	#^	11/22/2023	35,262,842
3,508,547	Series 2012-2A-X2	1.77%	#^	11/22/2023	3,538,350
10,000,000	Series 2013-3A-B	3.03%	#^	01/17/2025	9,706,500

	Race Point Ltd.,
25,000,000	Series 2012-7A-A	1.71%	#^	11/08/2024	25,049,517
24,000,000	Series 2012-7A-B	2.54%	#^	11/08/2024	24,035,998
5,500,000	Series 2013-8A-B	2.19%	#^	02/20/2025	5,500,000
3,000,000	Series 2013-8A-X	1.29%	#^	02/20/2025	3,000,000

	Saturn Ltd.,
3,200,000	Series 2007-1A-D	4.29%	#^	05/13/2022	2,814,270

	Suffield Ltd.,
495,176	Series 4-A	2.35%	#^	09/26/2014	497,572

	Symphony Ltd.,
25,000,000	Series 2013-11A-B1	2.46%	#^	01/17/2025	25,062,085

	WhiteHorse Ltd.,
2,000,000	Series 2006-1A-B1L	2.15%	#^	05/01/2018	1,865,742
50,000,000	Series 2012-1A-A1L	1.73%	#^	02/03/2025	50,251,028

	Wind River Ltd.,
59,000,000	Series 2012-1A-A	1.96%	#^	01/15/2024	59,001,643
17,000,000	Series 2012-1A-B1	2.66%	#^	01/15/2024	16,870,008
13,750,000	Series 2012-1A-C1	3.61%	#^	01/15/2024	13,655,213

	Total Collateralized Loan Obligations (Cost $817,185,716)				820,713,719

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 5.4%

	Banc of America Commercial Mortgage, Inc.,
262,078	Series 2002-2-G	5.85%	^	07/11/2043	262,332
19,741,000	Series 2006-4-AM	5.68%		07/10/2046	22,402,067
93,964,769	Series 2006-4-XP	0.61%	# I/O	07/10/2046	163,875
8,915,000	Series 2007-1-AMFX	5.48%	#	01/15/2049	9,829,746
11,700,000	Series 2007-2-AM	5.81%	#	04/10/2049	13,211,459
52,650,000	Series 2007-5-AM	5.77%	#	02/10/2051	59,139,139
308,295,242	Series 2007-5-XW	0.53%	#^ I/O	02/10/2051	3,643,125

	Banc of America Large Loan Trust,
1,711,184	Series 2007-BMB1-A2	0.95%	#^	08/15/2029	1,686,708

	Bear Stearns Commercial Mortgage Securities, Inc.,
1,047,561	Series 2001-TOP2-C	6.83%	#	02/15/2035	1,046,058
189,948	Series 2002-TOP8-A2	4.83%		08/15/2038	189,947
17,015,440	Series 2004-PWR3-A4	4.72%		02/11/2041	17,322,347
12,151,136	Series 2004-PWR4-A3	5.47%	#	06/11/2041	12,641,125
16,143,902	Series 2004-T14-A4	5.20%	#	01/12/2041	16,613,706
12,500,000	Series 2005-T18-AJ	5.01%	#	02/13/2042	13,375,469
19,225,000	Series 2006-PW14-AM	5.24%		12/11/2038	21,702,593
30,900,000	Series 2007-PW16-AM	5.72%	#	06/11/2040	35,468,271
12,815,000	Series 2007-PW17-AMFL	0.87%	#^	06/11/2050	12,298,453

	Capital Trust,
8,008,799	Series 2005-3A-A2	5.16%	^	06/25/2035	8,033,626

	CD Commercial Mortgage Trust,
162,998	Series 2005-CD1-A2FL	0.32%	#	07/15/2044	162,940
5,160,811	Series 2006-CD2-AAB	5.33%	#	01/15/2046	5,283,504
37,500,000	Series 2006-CD2-AM	5.35%	#	01/15/2046	40,980,694
4,160,468	Series 2007-CD4-ASB	5.28%		12/11/2049	4,346,963
513,889,208	Series 2007-CD5-XP	0.17%	# ^I/O	11/15/2044	1,703,029
28,540,000	Series 2007-CS4-AMFX	5.37%	#	12/11/2049	30,795,473

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	11

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Commercial Mortgage Trust,
$14,503,000	Series 2005-C3-AM	4.83%	#	05/15/2043	15,561,400
6,228,771	Series 2006-C4-ASB	5.74%	#	03/15/2049	6,507,188
14,140,000	Series 2007-C6-AM	5.70%	#	12/10/2049	15,997,027
11,250,000	Series 2008-C7-AM	6.05%	#	12/10/2049	13,053,741
305,992,795	Series 2012-GC8-XA	2.26%	#^ I/O	09/10/2045	41,103,400

	COBALT Commercial Mortgage Trust,
22,750,000	Series 2007-C2-AMFX	5.53%	#	04/15/2047	25,886,906

	Commercial Mortgage Pass-Through Certificates,
96,216,432	Series 2002-LC4-XA	2.52%	#^ I/O	12/10/2044	14,985,132
4,700,000	Series 2006-C8-AM	5.35%		12/10/2046	5,290,245
128,729	Series 2007-C9-A2	5.81%	#	12/10/2049	128,578
8,494,191	Series 2007-C9-AJFL	0.89%	#^	12/10/2049	7,253,980
4,075,000	Series 20111-THL-B	4.55%	^	06/09/2028	4,189,852
40,661,815	Series 2012-CR2-XA	1.97%	# I/O	08/15/2045	5,145,183
190,479,004	Series 2012-CR3-XA	2.22%	# I/O	11/15/2045	27,182,402
12,200,000	Series 2012-FL2-GP1	3.70%	#^	09/17/2029	12,200,000
18,793,013	Series 2012-MVP-A	2.14%	#^	11/17/2026	19,102,477
3,500,000	Series 2012-MVP-B	1.80%	#^	11/17/2026	3,509,926
3,200,000	Series 2012-MVP-C	2.35%	#^	11/17/2026	3,208,325
94,661,102	Series 2012-MVP-XACP	1.77%	#^ I/O	12/17/2014	3,020,778
70,506,326	Series 2012-MVP-XBCP	1.42%	#^ I/O	12/17/2014	1,831,402

	Credit Suisse First Boston Mortgage Securities Corporation,
3,050,000	Series 1998-C2-F	6.75%	#^	11/15/2030	3,224,599
7,887,000	Series 2001-CF2-F	6.56%	^	02/15/2034	7,743,488
1,235,000	Series 2001-CF2-G	6.93%	^	02/15/2034	1,197,636
9,923,360	Series 2004-C1-A4	4.75%	#	01/15/2037	10,125,460
7,675,000	Series 2005-C6-AM	5.23%	#	12/15/2040	8,474,862

	Credit Suisse Mortgage Capital Certificates,
2,135,663	Series 2006-C3-AM	5.80%	#	06/15/2038	2,402,196
51,221,320	Series 2006-C5-AM	5.34%		12/15/2039	56,554,663
24,753,631	Series 2006-TF2A-A2	0.37%	#^	10/15/2021	24,296,345
5,963,456	Series 2006-TF2A-SVA1	0.43%	#^	10/15/2021	5,896,182
1,153,445,986	Series 2007-C1-ASP	0.38%	# I/O	02/15/2040	4,574,567
8,000,000	Series 2007-TFLA-B	0.35%	#^	02/15/2022	7,774,440
24,000,000	Series 2007-TFLA-C	0.37%	#^	02/15/2022	22,976,820
16,900,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	18,703,990
8,800,000	Series 2010-RR1-1B	5.69%	#^	04/16/2049	9,962,902
5,150,000	Series 2010-RR2-3B	5.34%	#^	12/15/2043	5,803,561
10,000,000	Series 2010-RR5-2B	5.34%	#^	12/18/2043	11,269,050

	Crest Ltd.,
504,668	Series 2003-2A-A1	0.76%	#^	12/28/2018	502,750

	DBRR Trust,
14,554,963	Series 2011-C32-A3B	5.73%	#^	06/17/2049	16,257,537
3,912,948	Series 2012-EZ1-A	0.95%	^	09/25/2045	3,923,474

	DBUBS Mortgage Trust,
202,672,512	Series 2011-LC2A-XA	1.43%	#^ I/O	07/10/2044	13,661,343

	DDR Corporation,
15,835,276	Series 2009-DDR1-A	3.81%	^	10/14/2022	16,444,815

	Del Coronado Trust,
8,000,000	Series 2013-HDC-D	2.15%	#^	03/15/2026	8,000,000
9,550,000	Series 2013-HDC-E	2.85%	#^	03/15/2026	9,550,000

	Extended Stay American Trust,
3,500,000	Series 2013-ESFL-DFL	3.34%	#^	12/05/2031	3,590,151
8,000,000	Series 2013-ESH5-A15	1.28%	^	12/05/2031	7,991,200
7,500,000	Series 2013-ESHM-M	7.63%	^	12/05/2019	8,030,716

	Fontainebleau Miami Beach Trust,
13,175,000	Series 2012-FBLU-C	4.27%	^	05/05/2027	13,815,430
5,000,000	Series 2012-FBLU-E	5.25%	^	05/05/2027	5,279,278

	GE Capital Commercial Mortgage Corporation,
7,000,000	Series 2004-C3-B	5.51%	#	07/10/2039	7,327,148
11,781,000	Series 2005-C2-B	5.11%	#	05/10/2043	12,200,245

	GMAC Commercial Mortgage Securities, Inc.,
3,500,000	Series 2003-C2-E	5.61%	#	05/10/2040	3,540,974
4,114,884	Series 2004-C3-A4	4.55%		12/10/2041	4,129,006
23,800,000	Series 2006-C1-AJ	5.35%	#	11/10/2045	21,855,004

	Greenwich Capital Commercial Funding Corporation,
6,575,000	Series 2003-C2-B	5.03%		01/05/2036	6,693,919
4,000,000	Series 2003-C2-C	5.07%	#	01/05/2036	4,074,410
7,936,000	Series 2004-FL2A-D	0.51%	#^	11/05/2019	7,847,248

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Greenwich Capital Commercial Funding Corporation, (Cont.)
$6,500,000	Series 2004-FL2A-G	0.68%	#^	11/05/2019	5,926,807
20,540,000	Series 2005-GG5-AM	5.31%	#	04/10/2037	22,391,722
7,000,000	Series 2006-GG7-AM	5.87%	#	07/10/2038	7,856,947
8,350,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	9,483,550
43,194,500	Series 2007-GG9-AM	5.48%		03/10/2039	47,793,678
21,460,000	Series 2007-GG9-AMFX	5.48%		03/10/2039	23,413,064

	GS Mortgage Securities Corporation II,
12,100,000	Series 2006-GG6-AJ	5.64%	#	04/10/2038	12,035,428
9,055,000	Series 2006-GG6-AM	5.62%	#	04/10/2038	10,030,463
194,833,207	Series 2006-GG6-XC	0.09%	#^ I/O	04/10/2038	313,292
54,400,000	Series 2006-GG8-AJ	5.62%		11/10/2039	53,342,546
25,000,000	Series 2006-GG8-AM	5.59%		11/10/2039	28,278,525
43,200,000	Series 2007-EOP-A2	1.26%	#^	03/06/2020	43,290,655
35,612,699	Series 2011-GC3-X	1.12%	#^ I/O	03/10/2044	1,747,551
116,930,330	Series 2012-GC6-XA	2.19%	#^ I/O	01/10/2045	15,976,074
3,855,730	Series 2012-GCJ7-A1	1.14%		05/10/2045	3,891,795
1,500,000	Series 2013-KYO-A	2.80%	#^	11/08/2029	1,513,429
3,700,000	Series 2013-KYO-D	1.05%	#^	11/08/2029	3,724,366
19,500,000	Series 2013-KYO-E	3.80%	#^	11/08/2029	19,655,200

	JP Morgan Chase Commercial Mortgage Securities Corporation,
2,752,400	Series 2001-CIB2-C	6.74%	#	04/15/2035	2,766,316
2,000,000	Series 2003-LN1-D	5.02%	#	10/15/2037	2,035,670
1,125,000	Series 2004-C3-A4	4.66%		01/15/2042	1,126,779
1,213,321	Series 2004-CB8-A1A	4.16%	^	01/12/2039	1,240,024
22,768,786	Series 2004-CBX-A5	4.65%		01/12/2037	23,225,926
22,714,010	Series 2004-CBX-X1	0.69%	#^ I/O	01/12/2037	244,039
5,000,000	Series 2004-LN2-A2	5.12%		07/15/2041	5,238,300
20,580,000	Series 2005-CIBC12-AJ	4.99%	#	09/12/2037	21,861,980
102,711,739	Series 2005-LDP4-X1	0.21%	#^ I/O	10/15/2042	550,329
287,337,691	Series 2006-CB16-X2	0.10%	# I/O	05/12/2045	770,927
9,704,000	Series 2006-LDP7-AM	5.87%	#	04/15/2045	11,027,888
160,609,090	Series 2006-LDP8-X	0.54%	# I/O	05/15/2045	2,405,442
9,570,157	Series 2007-C1-ASB	5.86%		02/15/2051	10,486,361
24,000,000	Series 2007-CB18-AMFX	5.40%		06/12/2047	26,962,596
175,286,169	Series 2007-CB18-X	0.27%	# I/O	06/12/2047	1,836,473
21,380,000	Series 2007-CB20-AM	5.88%	#	02/12/2051	25,284,309
2,485,712	Series 2007-CB20-ASB	5.69%		02/12/2051	2,710,377
1,271,368,140	Series 2007-CB20-X1	0.13%	#^ I/O	02/12/2051	12,028,414
6,900,000	Series 2007-CIBC18-AM	5.47%	#	06/12/2047	7,771,211
15,000,000	Series 2007-CIBC19-AM	5.71%	#	02/12/2049	16,793,325
34,390,000	Series 2007-LD12-AM	6.00%	#	02/15/2051	39,460,238
11,336,000	Series 2009-RR2-GEB	5.54%	^	12/17/2049	12,702,889
2,117,564	Series 2011-CCHP-A	2.60%	#^	07/15/2028	2,118,781
5,000,000	Series 2011-CCHP-B	3.50%	#^	07/15/2028	5,018,460
3,850,035	Series 2011-PLSD-A1	2.19%	^	11/13/2044	3,955,281
230,113,670	Series 2012-C6-XA	2.01%	# I/O	05/15/2045	27,355,108
493,846,260	Series 2012-C8-XA	2.22%	# I/O	10/15/2045	65,534,139
200,678,022	Series 2012-CBX-XA	2.04%	# I/O	06/15/2045	23,016,264
16,350,000	Series 2012-PHH-A	1.87%	#^	10/15/2025	16,584,990
19,700,000	Series 2012-PHH-B	2.07%	#^	10/15/2025	19,976,509
9,700,000	Series 2012-PHH-C	2.57%	#^	10/15/2025	9,845,927
1,550,000	Series 2012-PHH-E	3.47%	#^	10/15/2025	1,538,972

	LB Commercial Mortgage Trust,
7,550,000	Series 2007-C3-AMFL	5.86%	#^	07/15/2044	8,734,984

	LB-UBS Commercial Mortgage Trust,
5,614,000	Series 2004-C7-B	4.84%	#	10/15/2036	5,900,903
4,350,000	Series 2005-C3-AM	4.79%		07/15/2040	4,697,502
20,600,000	Series 2005-C7-AJ	5.32%	#	11/15/2040	22,108,198
175,718,749	Series 2006-C7-XCL	0.28%	#^ I/O	11/15/2038	3,033,345
4,978,429	Series 2006-LLFA-D	0.43%	#^	09/15/2021	4,929,462
30,000,000	Series 2007-C1-AJ	5.48%		02/15/2040	29,584,560
38,308,952	Series 2007-C1-AM	5.46%		02/15/2040	43,429,863

	Merrill Lynch Mortgage Investors Trust,
187,843,666	Series 1998-C1-IO	0.68%	# I/O	11/15/2026	4,360,227

	Merrill Lynch Mortgage Trust,
15,013,683	Series 2003-KEY1-A4	5.24%	#	11/12/2035	15,240,727
10,000,000	Series 2004-KEY2-A4	4.86%	#	08/12/2039	10,517,095
299,263,719	Series 2005-MCP1-XP	0.63%	# I/O	06/12/2043	390,539
9,912,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	9,692,831

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
895,002	Series 2006-4-A2FL	0.32%	#	12/12/2049	893,464
42,850,000	Series 2007-5-AM	5.42%		08/12/2048	46,528,030

12	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Capital, Inc.,
$1,485,000	Series 1999-LIFE-G	6.67%	#^	04/15/2033	1,486,895
2,449,955	Series 2003-T11-A4	5.15%		06/13/2041	2,457,258
354,050,158	Series 2006-HQ10-X1	0.51%	#^ I/O	11/12/2041	5,666,573
1,500,000	Series 2006-HQ8-AJ	5.50%	#	03/12/2044	1,558,558
3,400,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	3,464,886
6,948,771	Series 2007-HQ12-A2FL	0.45%	#	04/12/2049	6,781,014
13,897,541	Series 2007-HQ12-A2FX	5.57%	#	04/12/2049	14,506,414
4,372,000	Series 2007-IQ13-AM	5.41%		03/15/2044	4,877,589
9,527,153	Series 2008-T29-AAB	6.28%	#	01/11/2043	10,259,219

	Morgan Stanley Re-Remic Trust,
5,022,000	Series 2010-HQ4-AJ	4.97%	^	04/15/2040	5,234,152

	Multi Security Asset Trust,
3,458,786	Series 2005-RR4A-A3	5.00%	^	11/28/2035	3,471,756

	RREF LLC,
10,000,000	Series 2013-LT2-A	2.83%	^	05/22/2028	10,000,000

	SMA Issuer LLC,
4,006,726	Series 2012-LV1-A	3.50%	^	08/20/2025	4,026,996

	TIAA Seasoned Commercial Mortgage Trust,
16,746,000	Series 2007-C4-AJ	5.54%	#	08/15/2039	18,416,924

	UBS-Barclays Commercial Mortgage Trust,
109,116,747	Series 2012-C3-XA	2.20%	#^ I/O	08/10/2049	15,342,033

	Wachovia Bank Commercial Mortgage Trust,
5,840,000	Series 2005-C22-AM	5.33%	#	12/15/2044	6,436,495
78,550,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	70,500,039
19,500,000	Series 2006-C28-AM	5.60%	#	10/15/2048	21,923,606
10,000,000	Series 2007-30-AJ	0.40%	#^	12/15/2043	9,272,780
27,058,000	Series 2007-C30-AMFL	5.41%	#	12/15/2043	26,420,229
3,516,700	Series 2007-C33-AJ	5.93%	#	02/15/2051	3,443,853
9,250,000	Series 2007-C33-AM	5.93%	#	02/15/2051	10,343,873

	WF-RBS Commercial Mortgage Trust,
89,445,050	Series 2011-C4-XA	0.84%	#^ I/O	06/15/2044	3,273,242
118,854,820	Series 2012-C6-XA	2.48%	#^ I/O	04/15/2045	16,895,569
138,422,654	Series 2012-C8-XA	2.25%	#^ I/O	08/15/2045	18,655,152
55,109,984	Series 2012-C9-XA	2.28%	#^ I/O	11/15/2045	7,833,691

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $2,118,954,743)				2,159,885,862

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 25.9%

	ACE Securities Corporation,
29,709,907	Series 2006-HE1-A2C	0.39%	#	02/25/2036	28,966,298
8,747,347	Series 2006-NC1-A2C	0.40%	#	12/25/2035	8,602,084

	Adjustable Rate Mortgage Trust,
17,328,059	Series 2005-10-3A31	5.05%	#	01/25/2036	16,279,304
6,200,000	Series 2005-2-6M2	1.18%	#	06/25/2035	3,287,287
9,101,482	Series 2005-7-3A1	3.33%	#	10/25/2035	8,295,045
42,211,950	Series 2006-1-2A1	3.29%	#	03/25/2036	33,106,642
40,208,687	Series 2006-2-3A1	3.06%	#	05/25/2036	34,542,680
37,928,743	Series 2007-1-3A1	5.59%	#	03/25/2037	30,853,136
6,212,219	Series 2007-3-1A1	3.44%	#^	11/25/2037	4,294,190

	Aegis Asset Backed Securities Trust,
591,022	Series 2003-2-M2	2.75%	#	11/25/2033	475,792
3,614,498	Series 2004-1-M2	2.23%	#	04/25/2034	3,009,167
758,054	Series 2004-2-M2	2.15%	#	06/25/2034	496,626

	American General Mortgage Loan Trust,
12,000,000	Series 2010-1-A3	5.65%	#^	03/25/2058	12,695,070
12,000,000	Series 2010-1-A4	5.65%	#^	03/25/2058	12,786,012

	American Home Mortgage Investment Trust,
6,465,046	Series 2005-1-7A2	2.45%	#	06/25/2045	5,546,747
14,046,044	Series 2005-4-3A1	0.50%	#	11/25/2045	10,574,916
2,832,530	Series 2006-2-3A4	6.60%	#	06/25/2036	1,766,621
12,179,763	Series 2007-A-13A1	6.10%	#^	01/25/2037	8,428,438

	Amortizing Residential Collateral Trust,
17,348,418	Series 2002-BC7-M1	1.40%	#	10/25/2032	12,371,955

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Argent Securities, Inc.,
$572,650	Series 2004-W6-M1	0.75%	#	05/25/2034	562,057

	Asset Backed Securities Corporation Home Equity Loan Trust,
7,304,114	Series 2003-HE6-M1	1.18%	#	11/25/2033	6,635,484
1,144,980	Series 2004-HE3-M2	1.88%	#	06/25/2034	875,647

	Banc of America Alternative Loan Trust,
7,000,174	Series 2005-10-4A1	5.75%		11/25/2035	6,423,475
7,157,019	Series 2005-5-2CB1	6.00%		06/25/2035	6,373,350
12,497,385	Series 2005-6-2CB2	6.00%		07/25/2035	11,874,509
5,550,667	Series 2005-6-4CB1	6.50%		07/25/2035	5,258,463
4,573,927	Series 2005-8-2CB1	6.00%		09/25/2035	3,701,249
3,772,948	Series 2006-5-CB14	6.00%	#	06/25/2046	3,207,343
7,228,931	Series 2006-6-CB3	6.00%		07/25/2046	6,099,978
22,255,566	Series 2006-7-A4	6.00%	#	10/25/2036	17,971,036
11,092,430	Series 2006-8-1A1	6.30%	# I/F I/O	11/25/2036	2,521,431
3,953,277	Series 2006-8-1A2	0.65%	#	11/25/2036	2,413,319
18,144,761	Series 2006-9-1CB1	6.00%		01/25/2037	15,230,531
2,957,065	Series 2007-2-2A1	6.00%		06/25/2037	2,363,309

	Banc of America Funding Corporation,
114,868	Series 2005-6-2A9	5.50%		10/25/2035	115,195
21,735,032	Series 2006-2-3A1	6.00%		03/25/2036	22,378,063
736,188	Series 2006-2-4A1	22.19%	# I/F	03/25/2036	1,124,840
3,748,245	Series 2006-2-6A2	5.50%		03/25/2036	3,836,642
20,596,208	Series 2006-3-1A1	6.00%		03/25/2036	20,277,791
5,380,734	Series 2006-3-6A1	6.33%	#	03/25/2036	5,574,390
19,729,000	Series 2006-6-1A7	6.25%		08/25/2036	19,635,583
4,256,987	Series 2006-7-T2A5	6.04%	#	10/25/2036	3,253,515
20,064,446	Series 2006-7-T2A8	5.91%	#	10/25/2036	15,212,381
4,207,987	Series 2006-8T2-A8	6.10%	#	10/25/2036	3,462,879
2,291,450	Series 2006-B-7A1	5.54%	#	03/20/2036	2,050,058
22,354,730	Series 2006-D-6A1	5.10%	#	05/20/2036	18,876,658
2,237,767	Series 2006-G-2A1	0.42%	#	07/20/2036	2,027,397
1,153,528	Series 2006-H-3A1	5.96%	#	09/20/2046	916,979
2,775,577	Series 2007-1-TA10	5.84%	#	01/25/2037	2,211,995
3,737,858	Series 2007-3-TA1B	5.83%	#	04/25/2037	3,058,641
5,480,378	Series 2007-5-1A1	5.50%		07/25/2037	4,564,678
6,657,530	Series 2009-R14-3A	16.10%	#^ I/F	06/26/2035	8,420,175
6,107,936	Series 2009-R15A-4A2	5.75%	^	12/26/2036	5,407,618
3,960,090	Series 2010-R1-3A	13.96%	#^ I/F	07/26/2036	3,600,633
210,260,078	Series 2012-R4-A	0.46%	#^	03/04/2039	206,536,635
70,617,451	Series 2012-R5-A	0.46%	#^	10/03/2039	68,996,671

	Banc of America Mortgage Securities, Inc.,
3,522,703	Series 2004-K-4A1	5.29%	#	12/25/2034	3,467,078
13,846,879	Series 2006-1-A9	6.00%		05/25/2036	12,549,960
3,441,179	Series 2007-1-2A5	5.75%		01/25/2037	3,509,902

	BCAP LLC Trust,
7,372,620	Series 2007-AA2-2A7	6.00%		04/25/2037	6,189,259
7,981,870	Series 2007-AA2-2A8	5.75%		04/25/2037	6,618,703
18,000,000	Series 2008-RR3-A1B	6.63%	#	10/25/2036	12,780,090
7,172,441	Series 2010-RR10-5A1	7.68%	#^	04/27/2037	7,867,924
13,064,826	Series 2010-RR12-3A15	7.08%	#^	08/26/2037	14,715,397
3,350,000	Series 2010-RR5-2A3	6.10%	#^	04/26/2037	3,199,661
6,472,973	Series 2011-RR12-2A5	2.61%	#^	12/26/2036	6,510,041
14,267,379	Series 2012-RR1-3A3	3.50%	#^	10/26/2035	14,524,106

	Bear Stearns Adjustable Rate Mortgage Trust,
23,893,059	Series 2005-12-13A1	5.36%	#	02/25/2036	23,586,822
19,031,251	Series 2006-4-4A1	5.41%	#	10/25/2046	17,838,324
18,046,030	Series 2007-1-2A1	2.80%	#	02/25/2047	14,306,252

	Bear Stearns Alt-A Trust,
6,558,372	Series 2004-11-2A3	2.72%	#	11/25/2034	6,060,382
25,366,889	Series 2006-6-2A1	4.71%	#	11/25/2036	20,359,009

	Bear Stearns Asset Backed Securities Trust,
16,566,428	Series 2004-AC4-A2	5.50%	#	08/25/2034	17,112,201
42,855,593	Series 2005-AC2-1A	5.25%	#	04/25/2035	41,928,026
13,456,262	Series 2005-AC2-2A1	5.25%	#	04/25/2035	13,675,451
19,159,039	Series 2005-AC7-A4	5.50%	#	10/25/2035	18,326,761
22,737,752	Series 2006-AC1-1A1	5.75%	#	02/25/2036	18,449,492
2,833,615	Series 2007-SD1-1A2A	6.00%		10/25/2036	2,205,054
1,792,839	Series 2007-SD1-1A3A	6.50%		10/25/2036	1,447,488
9,311,200	Series 2007-SD1-23A1	5.10%	#	10/25/2036	7,217,847

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	13

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Belle Haven Ltd.,
$1,146,707,248	Series 2006-1A-A1	0.56%	#^	07/05/2046	98,616,823

	Centex Home Equity,
2,750,000	Series 2004-A-AF5	5.43%	#	01/25/2034	2,820,419

	Chase Funding Mortgage Loan Asset-Backed Certificates,
3,432,491	Series 2003-4-2M1	1.10%	#	03/25/2033	2,626,405

	Chase Mortgage Finance Corporation,
19,580,360	Series 2005-A1-2A4	2.90%	#	12/25/2035	18,185,132
28,952,139	Series 2006-S2-1A9	6.25%		10/25/2036	27,099,998
16,783,203	Series 2006-S3-1A2	6.00%		11/25/2036	14,422,151
47,377,735	Series 2006-S4-A8	6.00%		12/25/2036	43,122,386
22,112,321	Series 2007-A2-6A4	3.01%	#	07/25/2037	20,348,310
8,180,932	Series 2007-S3-1A5	6.00%		05/25/2037	7,261,575
3,902,122	Series 2007-S3-2A1	5.50%		05/25/2037	3,949,322
9,497,711	Series 2007-S5-1A18	6.00%		07/25/2037	8,623,266

	Chaseflex Trust,
1,106,213	Series 2006-1-A2A	5.56%	#	06/25/2036	1,118,066
7,525,163	Series 2006-1-A5	5.56%	#	06/25/2036	7,467,945
10,628,505	Series 2006-2-A2B	0.40%	#	09/25/2036	7,504,309
9,204,300	Series 2007-1-1A1	6.50%		02/25/2037	6,021,476
20,302,647	Series 2007-M1-2F4	5.17%	#	08/25/2037	16,940,397
21,116,558	Series 2007-M1-2F5	5.17%	#	08/25/2037	17,617,935

	Citicorp Mortgage Securities, Inc.,
25,574,870	Series 2005-1-1A4	5.50%		02/25/2035	26,873,792
5,714,067	Series 2006-7-1A1	6.00%		12/25/2036	5,618,960

	Citicorp Residential Mortgage Securities, Inc.,
6,594,000	Series 2006-2-A5	6.04%	#	09/25/2036	6,230,166

	Citigroup Mortgage Loan Trust, Inc.,
5,680,553	Series 2005-5-2A2	5.75%		08/25/2035	4,710,559
2,746,736	Series 2005-9-21A1	5.50%		11/25/2035	2,325,295
6,930,361	Series 2006-FX1-A6	5.85%	#	10/25/2036	5,615,318
3,457,034	Series 2006-WF1-A2D	5.89%	#	03/25/2036	2,443,328
19,981,978	Series 2006-WF2-A2D	6.04%	#	05/25/2036	13,076,846
1,773,638	Series 2007-12-2A1	6.50%	^	10/25/2036	1,232,744
1,890,922	Series 2007-2-2A	6.00%		11/25/2036	1,903,463
50,790,995	Series 2007-9-1A1	5.75%	^	04/25/2047	40,048,481
2,400,736	Series 2007-9-2A2	6.50%	^	05/25/2037	1,713,498
8,458,101	Series 2007-OPX1-A3A	5.97%	#	01/25/2037	5,681,941
86,028,242	Series 2007-WFH3-A2	0.36%	#	06/25/2037	77,673,867
20,000,000	Series 2008-AR4-1A1B	2.94%	#^	11/25/2038	13,959,380
3,366,529	Series 2010-12-3A1	4.00%	^	04/25/2037	3,489,910
3,112,137	Series 2010-2-5A1	5.50%	#^	12/25/2035	3,291,247
205,000,000	Series 2010-8-5A4	9.85%	#^	11/25/2036	165,334,653
27,764,470	Series 2010-8-5A6	4.00%	^	11/25/2036	28,857,252
163,394,794	Series 2010-8-6A4	8.73%	#^	12/25/2036	127,689,976
120,026,759	Series 2010-8-76I2	1.00%	^ I/O	06/25/2037	2,408,853
143,948,130	Series 2010-8-7A4	8.77%	#^	06/25/2037	114,785,534
6,846,612	Series 2011-12-1A1	3.50%	#^	04/25/2036	6,968,406
9,266,932	Series 2011-12-3A1	5.59%	^	09/25/2047	9,359,935

	Citimortgage Alternative Loan Trust,
11,311,486	Series 2006-A2-A2	6.00%		05/25/2036	9,454,599
3,061,349	Series 2006-A5-2A1	5.50%		10/25/2021	3,032,844
7,925,226	Series 2006-A5-3A3	6.00%		10/25/2036	6,416,453
11,917,738	Series 2007-A1-1A5	6.00%		01/25/2037	10,086,262
5,810,686	Series 2007-A1-1A7	6.00%		01/25/2037	4,917,720
14,867,386	Series 2007-A1-1A9	5.20%	# I/F I/O	01/25/2037	2,708,265
13,379,248	Series 2007-A3-1A1	6.00%	#	03/25/2037	11,537,688
30,789,935	Series 2007-A3-1A3	5.20%	# I/F I/O	03/25/2037	6,239,349
12,065,915	Series 2007-A3-1A4	5.75%		03/25/2037	10,238,454
3,167,261	Series 2007-A5-1A11	6.00%		05/25/2037	2,773,597
1,532,866	Series 2007-A8-A1	6.00%		10/25/2037	1,368,578

	Countrywide Alternative Loan Trust,
52,812,011	Series 2004-36CB-1A1	6.00%		02/25/2035	53,061,680
12,939,628	Series 2005-20CB-2A1	0.70%	#	07/25/2035	9,369,953
26,418,407	Series 2005-20CB-2A2	4.80%	# I/F I/O	07/25/2035	3,152,310
3,841,292	Series 2005-20CB-4A1	5.25%		07/25/2020	3,880,331
9,158,988	Series 2005-26CB-A11	12.68%	# I/F	07/25/2035	9,673,196
12,656,985	Series 2005-28CB-1A2	0.95%	#	08/25/2035	9,598,348
3,844,092	Series 2005-28CB-3A6	6.00%		08/25/2035	3,065,229
8,257,342	Series 2005-54CB-3A4	5.50%		11/25/2035	7,115,682

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
$1,716,740	Series 2005-60T1-A7	34.44%	# I/F	12/25/2035	2,772,036
2,323,424	Series 2005-64CB-1A14	5.50%		12/25/2035	2,048,881
33,721,602	Series 2005-64CB-1A4	5.50%		12/25/2035	29,736,940
5,923,955	Series 2005-73CB-1A5	1.00%	#	01/25/2036	4,101,207
14,903,445	Series 2005-73CB-1A6	4.50%	# I/F I/O	01/25/2036	2,003,254
127,339,757	Series 2005-77T1-1A1	6.00%		02/25/2036	103,996,151
3,219,954	Series 2005-79CB-A5	5.50%		01/25/2036	2,852,799
6,939,056	Series 2005-85CB-2A6	20.88%	# I/F	02/25/2036	9,423,589
4,246,064	Series 2005-86CB-A5	5.50%		02/25/2036	3,432,383
9,208,686	Series 2005-J10-1A11	5.50%		10/25/2035	8,500,529
2,095,682	Series 2005-J10-1A13	0.90%	#	10/25/2035	1,601,073
981,709	Series 2005-J10-1A15	5.50%		10/25/2035	906,215
2,226,985	Series 2005-J11-1A3	5.50%		11/25/2035	1,930,837
2,563,375	Series 2005-J11-6A1	6.50%		09/25/2032	2,428,368
4,063,962	Series 2005-J13-2A5	0.68%	#	11/25/2035	2,899,610
8,127,924	Series 2005-J13-2A6	4.82%	# I/F I/O	11/25/2035	1,357,095
3,891,000	Series 2005-J1-5A3	5.50%		02/25/2035	3,388,195
5,652,132	Series 2005-J1-7A1	5.50%		01/25/2020	5,557,999
3,347,899	Series 2005-J2-1A5	0.70%	#	04/25/2035	2,769,700
10,301,229	Series 2005-J2-1A6	4.80%	# I/F I/O	04/25/2035	1,578,040
8,569,675	Series 2006-12CB-A3	5.75%	#	05/25/2036	6,936,556
4,022,092	Series 2006-15CB-A1	6.50%		06/25/2036	2,870,434
3,288,510	Series 2006-18CB-A12	0.80%	#	07/25/2036	2,179,151
3,288,510	Series 2006-18CB-A13	5.30%	# I/F I/O	07/25/2036	594,260
16,543,755	Series 2006-19CB-A12	0.60%	#	08/25/2036	10,504,573
22,434,324	Series 2006-19CB-A13	5.40%	# I/F I/O	08/25/2036	4,503,803
3,454,082	Series 2006-19CB-A15	6.00%		08/25/2036	2,879,523
5,148,832	Series 2006-24CB-A11	5.75%		06/25/2036	4,256,944
15,070,001	Series 2006-24CB-A14	6.95%	# I/F I/O	06/25/2036	4,081,582
12,084,178	Series 2006-24CB-A22	6.00%		06/25/2036	10,146,541
12,969,953	Series 2006-24CB-A5	0.80%	#	06/25/2036	8,511,558
4,874,869	Series 2006-26CB-A17	6.25%		09/25/2036	3,993,532
6,257,309	Series 2006-26CB-A9	6.50%		09/25/2036	5,212,204
11,829,506	Series 2006-29T1-1A2	6.25%		10/25/2036	10,144,026
1,717,071	Series 2006-29T1-2A12	44.82%	# I/F	10/25/2036	3,229,428
1,051,742	Series 2006-29T1-2A23	32.48%	# I/F	10/25/2036	1,616,424
11,247,215	Series 2006-30T1-1A2	6.25%		11/25/2036	9,603,727
7,604,658	Series 2006-32CB-A1	0.87%	#	11/25/2036	5,302,279
12,684,570	Series 2006-32CB-A2	5.13%	# I/F I/O	11/25/2036	2,370,981
4,983,139	Series 2006-36T2-2A1	6.25%		12/25/2036	3,846,545
4,493,547	Series 2006-39CB-1A10	6.00%		01/25/2037	3,658,898
22,338,396	Series 2006-39CB-2A2	6.35%	# I/F I/O	01/25/2037	5,951,719
7,607,278	Series 2006-39CB-2A4	0.65%	#	01/25/2037	2,104,572
7,131,617	Series 2006-40T1-1A11	6.00%		01/25/2037	6,083,918
12,135,587	Series 2006-40T1-1A4	5.25%	# I/F I/O	01/25/2037	2,006,668
9,236,884	Series 2006-45T1-1A4	0.80%	#	02/25/2037	5,310,594
9,236,884	Series 2006-45T1-1A5	5.20%	# I/F I/O	02/25/2037	1,803,058
3,798,376	Series 2006-6CB-1A4	5.50%		05/25/2036	3,250,730
23,953,334	Series 2006-J1-1A3	5.50%		02/25/2036	20,032,377
3,778,926	Series 2006-J4-2A2	6.00%		07/25/2036	3,051,246
2,239,254	Series 2007-11T1-A24	38.67%	# I/F	05/25/2037	4,288,129
23,351,571	Series 2007-16CB-2A1	0.65%	#	08/25/2037	13,658,416
6,762,031	Series 2007-16CB-2A2	52.88%	# I/F	08/25/2037	16,693,606
22,053,705	Series 2007-17CB-1A10	28.96%	# I/F	08/25/2037	38,529,586
3,712,552	Series 2007-18CB-2A25	6.00%		08/25/2037	3,107,440
1,986,905	Series 2007-19-1A10	37.77%	# I/F	08/25/2037	3,637,537
57,633,044	Series 2007-19-2A1	6.50%		08/25/2037	40,361,227
11,144,500	Series 2007-21CB-2A2	27.58%	# I/F	09/25/2037	18,129,360
42,785,906	Series 2007-22-2A16	6.50%		09/25/2037	33,599,451
26,969,142	Series 2007-23CB-A3	0.70%	#	09/25/2037	16,346,320
38,274,803	Series 2007-23CB-A4	6.30%	# I/F I/O	09/25/2037	9,371,031
19,704,280	Series 2007-4CB-2A1	7.00%		03/25/2037	7,477,134
13,876,289	Series 2007-5CB-1A18	5.45%	# I/F I/O	04/25/2037	2,828,515
13,876,289	Series 2007-5CB-1A23	0.75%	#	04/25/2037	8,056,386
966,447	Series 2007-8CB-A12	38.97%	# I/F	05/25/2037	1,794,373
1,031,668	Series 2007-8CB-A8	38.85%	# I/F	05/25/2037	1,909,533
1,346,255	Series 2007-9T1-1A4	0.70%	#	05/25/2037	762,376
1,346,255	Series 2007-9T1-1A5	5.30%	# I/F I/O	05/25/2037	238,806
36,875,757	Series 2007-9T1-1A6	6.00%		05/25/2037	27,816,361
3,996,929	Series 2007-9T1-2A1	6.00%		05/25/2037	3,183,100
4,114,876	Series 2007-9T1-3A1	5.50%		05/25/2022	3,915,524

14	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
$17,969,365	Series 2007-HY5R-2A1A	5.20%	#	03/25/2047	17,420,832
13,076,628	Series 2007-HY5R-2A1B	5.20%	#	03/25/2047	10,669,861

	Countrywide Asset-Backed Certificates,
4,716,461	Series 2003-BC6-M1	1.03%	#	11/25/2033	4,606,195
3,255,725	Series 2005-13-AF3	5.24%	#	04/25/2036	2,806,030
2,664,255	Series 2006-2-2A2	0.39%	#	06/25/2036	2,565,468

	Countrywide Home Loans,
6,483,943	Series 2002-32-2A6	5.00%		01/25/2018	6,685,334
10,619,136	Series 2003-60-4A1	5.36%	#	02/25/2034	10,754,965
8,701,566	Series 2004-R2-1AF1	0.62%	#^	11/25/2034	7,428,135
8,807,979	Series 2004-R2-1AS	5.76%	#^ I/O	11/25/2034	1,481,348
18,977,616	Series 2005-20-A5	5.50%		10/25/2035	18,396,237
13,395,101	Series 2005-20-A8	5.25%		10/25/2035	13,370,200
38,285,376	Series 2005-23-A1	5.50%		11/25/2035	36,722,586
10,834,582	Series 2005-24-A8	5.50%		11/25/2035	10,446,937
2,841,965	Series 2005-27-2A1	5.50%		12/25/2035	2,643,050
5,841,653	Series 2005-28-A7	5.25%		01/25/2019	5,683,929
51,749,303	Series 2005-HYB1-4A1	2.80%	#	03/25/2035	48,484,258
5,397,847	Series 2005-HYB8-1A1	2.79%	#	12/20/2035	4,639,987
13,090,256	Series 2005-J3-2A4	4.50%		09/25/2035	12,887,194
9,700,000	Series 2005-J4-A5	5.50%		11/25/2035	9,586,689
2,565,094	Series 2005-R1-1AF1	0.56%	#^	03/25/2035	2,240,355
2,599,953	Series 2005-R1-1AS	5.75%	#^ I/O	03/25/2035	482,026
5,506,503	Series 2006-J3-A4	5.50%		05/25/2036	5,575,928
64,469,059	Series 2007-11-A1	6.00%		08/25/2037	59,817,100
55,016,888	Series 2007-12-A9	5.75%		08/25/2037	53,652,084
24,808,486	Series 2007-13-A110	6.00%		08/25/2037	23,140,314
2,390,764	Series 2007-15-1A16	6.25%		09/25/2037	2,246,080
10,506,472	Series 2007-15-1A29	6.25%		09/25/2037	10,060,136
2,701,260	Series 2007-18-1A1	6.00%		11/25/2037	2,535,485
8,306,433	Series 2007-3-A1	6.00%		04/25/2037	7,596,287
21,567,570	Series 2007-3-A12	6.00%		04/25/2037	19,723,683
15,399,367	Series 2007-4-1A39	6.00%		05/25/2037	13,681,737
8,373,012	Series 2007-5-A2	5.75%		05/25/2037	7,940,960
32,720,036	Series 2007-7-A1	6.00%		06/25/2037	30,727,206
9,808,349	Series 2007-7-A2	5.75%		06/25/2037	9,173,607
20,592,860	Series 2007-8-1A4	6.00%		01/25/2038	18,551,367
25,091,714	Series 2007-8-1A9	6.00%	#	01/25/2038	22,601,299
5,469,602	Series 2007-9-A11	5.75%		07/25/2037	5,210,042
52,458,466	Series 2007-J1-2A1	6.00%		02/25/2037	40,453,110
2,339,746	Series 2007-J3-A1	0.70%	#	07/25/2037	1,539,749
11,698,732	Series 2007-J3-A2	5.30%	# I/F I/O	07/25/2037	1,776,072

	Credit Suisse First Boston Mortgage Backed Trust,
6,841,055	Series 2006-3-A4B	6.11%	#	11/25/2036	4,292,827
4,762,391	Series 2006-4-A6A	5.68%	#	12/25/2036	3,315,879
15,436,832	Series 2007-1-1A1A	5.90%	#	05/25/2037	10,626,815

	Credit Suisse First Boston Mortgage Securities Corporation,
455,918	Series 2004-AR8-2A1	2.80%	#	09/25/2034	465,133
5,722,942	Series 2005-10-5A4	5.50%		11/25/2035	5,017,232
1,698,613	Series 2005-10-5A5	5.50%		11/25/2035	1,489,153
14,838,708	Series 2005-12-7A1	7.00%		01/25/2036	9,367,580
287,709	Series 2005-5-2A11	5.00%		07/25/2035	287,514
16,000,000	Series 2005-8-3A10	5.50%		09/25/2035	16,454,304

	Credit Suisse Mortgage Capital Certificates,
7,244,415	Series 2005-1R-2A5	5.75%	^	12/26/2035	6,226,973
36,066,206	Series 2006-1-2A1	6.00%		02/25/2036	27,321,179
5,371,769	Series 2006-2-3A1	6.50%		03/25/2036	3,640,000
6,717,436	Series 2006-2-5A1	0.90%	#	03/25/2036	3,839,183
37,547,381	Series 2006-2-5A2	5.10%	# I/F I/O	03/25/2036	7,614,609
7,821,067	Series 2006-2-5A3	6.25%		03/25/2036	6,174,998
21,166,936	Series 2006-2-5A4	6.00%		03/25/2036	16,389,389
4,865,922	Series 2006-3-4A3	5.50%		04/25/2036	4,596,248
10,538,060	Series 2006-3-4A4	5.50%		04/25/2036	9,945,473
8,229,001	Series 2006-4-1A8	6.00%	#	05/25/2036	6,258,118
31,824,420	Series 2006-4-4A1	7.00%		05/25/2036	17,249,886
28,843,770	Series 2006-4-6A1	6.00%		05/25/2036	27,989,821
24,236,313	Series 2006-6-1A4	6.00%		07/25/2036	18,845,430
15,230,809	Series 2006-6-3A1	7.00%		07/25/2036	6,200,287
970,714	Series 2006-7-3A11	6.00%		08/25/2036	858,518
10,069,125	Series 2006-7-7A5	6.00%		08/25/2036	8,761,952
3,082,692	Series 2006-9-2A1	5.50%		11/25/2036	3,103,183
42,117,770	Series 2006-9-3A1	6.00%		11/25/2036	42,975,835

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates, (Cont.)
$10,456,450	Series 2006-9-4A1	6.00%		11/25/2036	10,526,017
3,726,131	Series 2006-9-6A15	38.67%	# I/F	11/25/2036	7,200,426
14,620,067	Series 2007-1-1A4	6.13%	#	02/25/2037	9,688,923
23,574,784	Series 2007-1-3A1	6.00%		02/25/2022	19,844,829
15,828,077	Series 2007-1-5A14	6.00%		02/25/2037	14,566,627
1,214,631	Series 2007-2-2A1	5.00%		03/25/2037	1,202,020
9,825,062	Series 2007-5-2A5	5.00%		08/25/2037	8,903,874
71,212,496	Series 2007-5-3A19	6.00%		08/25/2037	72,640,520
32,094,392	Series 2007-5-3A9	6.00%		08/25/2037	32,413,523
5,125,847	Series 2009-1R-4A2	3.67%	#^	07/20/2035	4,198,387
93,898,000	Series 2010-17R-6A1	4.00%	#^	06/26/2037	78,040,881
5,366,402	Series 2010-1R-5A1	5.00%	#^	01/27/2036	5,574,237
58,374,029	Series 2010-2R-4A17	7.33%	#^	03/26/2037	47,171,702
94,036,243	Series 2010-4R-3A17	8.24%	#^	06/26/2037	70,275,259
46,427,777	Series 2010-4R-8A17	8.24%	#^	06/26/2037	35,632,855
10,124,609	Series 2010-6R-2A6A	6.25%	^	07/26/2037	10,771,050
32,376,796	Series 2010-7R-4A17	7.60%	#^	04/26/2037	25,370,668
42,506,182	Series 2011-16R-6A1	2.49%	#^	09/27/2035	42,527,697

	Credit-Based Asset Servicing and Securitization LLC,
1,204,661	Series 2005-CB6-A4	4.71%	#	07/25/2035	1,178,207
9,750,000	Series 2007-MX1-A3	5.83%	#^	12/25/2036	7,711,685

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
40,086,607	Series 2005-4-A5	5.50%	#	09/25/2035	32,927,179
3,151,102	Series 2005-5-1A6	34.44%	# I/F	11/25/2035	5,429,444
2,915,859	Series 2005-5-2A1	0.40%	#	11/25/2035	1,682,722
8,800,381	Series 2005-5-2A2	5.10%	# I/F I/O	11/25/2035	1,645,244
2,090,297	Series 2006-AB2-A2	6.16%	#	06/25/2036	1,612,713
4,233,576	Series 2006-AB4-A1A	6.01%	#	10/25/2036	3,209,597
4,211,472	Series 2006-AB4-A3	5.90%	#	10/25/2036	3,172,504
6,214,360	Series 2006-AB4-A3A1	5.90%	#	10/25/2036	4,681,405
12,398,440	Series 2006-AB4-A6A1	5.87%	#	10/25/2036	9,321,333
18,458,579	Series 2006-AF1-A3	0.38%	#	04/25/2036	17,833,147
126,936,221	Series 2007-1-1A3A	0.41%	#	08/25/2037	97,358,431
28,757,466	Series 2007-OA5-A1B	0.42%	#	08/25/2047	24,696,049

	Deutsche Mortgage Securities, Inc.,
36,028,908	Series 2006-PR1-3A1	11.84%	#^ I/F	04/15/2036	38,603,876
10,948,611	Series 2006-PR1-4AI1	11.83%	#^ I/F	04/15/2036	12,463,871
17,946,936	Series 2006-PR1-4AI2	14.22%	#^ I/F	04/15/2036	20,785,316
857,361	Series 2006-PR1-5AI1	18.74%	#^ I/F	04/15/2036	1,010,583
7,445,993	Series 2006-PR1-5AI3	12.29%	#^ I/F	04/15/2036	7,588,364
123,280,980	Series 2006-PR1-5AI4	11.84%	#^ I/F	04/15/2036	135,560,013
29,583,363	Series 2009-RS2-4A2	0.33%	#^	04/26/2037	25,256,796

	Ellington Loan Acquisition Trust,
1,277,768	Series 2007-1-A2A2	1.00%	#^	05/27/2037	1,264,169

	First Franklin Mortgage Loan Trust,
17,755,042	Series 2006-FF1-2A3	0.44%	#	01/25/2036	17,139,066
24,114,334	Series 2006-FF3-A2B	0.40%	#	02/25/2036	22,124,190

	First Horizon Alternative Mortgage Securities,
20,222,489	Series 2005-AA4-1A1	2.59%	#	05/25/2035	17,273,828
12,933,606	Series 2005-FA5-1A4	5.50%		08/25/2035	12,964,646
3,082,512	Series 2005-FA8-2A1	5.00%		11/25/2020	3,129,431
8,230,874	Series 2006-FA1-1A12	6.00%		04/25/2036	7,245,255
853,618	Series 2006-FA1-1A6	0.95%	#	04/25/2036	849,534
5,580,767	Series 2006-FA2-1A5	6.00%		05/25/2036	4,828,073
1,589,810	Series 2006-FA7-A8	6.25%		12/25/2036	1,351,652
7,470,425	Series 2006-FA8-1A5	6.00%		02/25/2037	6,455,710
17,534,370	Series 2006-RE1-A1	5.50%		05/25/2035	15,403,970
2,329,034	Series 2007-FA3-A4	6.00%		06/25/2037	1,956,651
2,459,158	Series 2007-FA4-1A13	6.25%		08/25/2037	2,151,082
3,566,965	Series 2007-FA4-1A5	6.25%		08/25/2037	3,120,107

	First Horizon Asset Securities, Inc.,
227,927	Series 2005-6-1A1	5.50%		11/25/2035	229,037
15,390,159	Series 2007-1-A3	6.00%		03/25/2037	13,690,300
7,618,473	Series 2007-4-1A1	6.00%		08/25/2037	7,318,195

	GMAC Mortgage Corporation Loan Trust,
25,488,860	Series 2005-J1-A14	5.50%		12/25/2035	25,764,356

	GS Mortgage Securities Corporation,
2,543,565	Series 2008-2R-1A1	7.50%	#^	09/25/2036	2,216,440

	GSAA Home Equity Trust,
1,235,951	Series 2005-12-AF3	5.07%	#	09/25/2035	1,186,594
33,513,099	Series 2005-7-AF2	4.48%	#	05/25/2035	33,196,333

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	15

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GSAA Home Equity Trust, (Cont.)
$45,361,000	Series 2005-7-AF3	4.75%	#	05/25/2035	43,163,781
14,772,027	Series 2006-10-AF3	5.98%	#	06/25/2036	9,297,691
10,572,593	Series 2006-10-AF4	6.30%	#	06/25/2036	6,652,085
20,786,545	Series 2006-15-AF4	5.96%	#	09/25/2036	12,807,889
3,445,261	Series 2006-18-AF3A	5.77%	#	11/25/2036	2,194,140
7,176,572	Series 2006-18-AF6	5.68%	#	11/25/2036	4,163,987
3,210	Series 2006-4-4A1	0.30%	#	03/25/2036	3,208
13,739,005	Series 2007-10-A1A	6.00%		11/25/2037	12,267,454
6,109,733	Series 2007-10-A2A	6.50%		11/25/2037	4,914,733

	GSMPS Mortgage Loan Trust,
23,858,218	Series 2005-RP2-1AF	0.55%	#^	03/25/2035	20,055,755
23,858,218	Series 2005-RP2-1AS	5.14%	#^ I/O	03/25/2035	4,521,490
13,327,272	Series 2005-RP3-1AF	0.55%	#^	09/25/2035	11,520,667
13,327,272	Series 2005-RP3-1AS	5.00%	#^ I/O	09/25/2035	2,249,723
50,781,884	Series 2006-RP1-1AS	4.84%	#^ I/O	01/25/2036	8,256,093
50,781,884	Series 2006-RP1-AF1	0.55%	#^	01/25/2036	42,135,557

	GSR Mortgage Loan Trust,
7,274,636	Series 2005-1F-1A2	5.50%		02/25/2035	7,299,065
13,718,174	Series 2005-1F-3A3	6.00%		01/25/2035	13,750,042
2,212,588	Series 2005-6F-3A5	6.00%		07/25/2035	2,281,615
22,544,383	Series 2005-6F-3A9	6.70%	# I/F I/O	07/25/2035	4,538,072
2,474,132	Series 2005-6F-4A1	0.70%	#	07/25/2035	1,868,670
1,993,773	Series 2005-7F-3A1	0.70%	#	09/25/2035	1,736,807
8,161,222	Series 2005-8F-4A1	6.00%		11/25/2035	8,055,485
5,201,989	Series 2006-1F-1A2	5.50%		02/25/2036	5,286,056
3,377,694	Series 2006-2F-2A3	5.75%		02/25/2036	3,341,441
8,981,443	Series 2006-2F-3A3	6.00%		02/25/2036	8,347,475
32,691,888	Series 2006-6F-2A3	6.00%		07/25/2036	30,370,175
36,350,295	Series 2006-7F-2A1	6.00%		08/25/2036	33,638,635
15,428,095	Series 2006-7F-3A4	6.25%		08/25/2036	13,510,699
31,208,649	Series 2006-9F-2A1	6.00%		10/25/2036	28,885,742
51,719,489	Series 2006-9F-4A1	6.50%		10/25/2036	47,034,737
581,744	Series 2006-9F-8A1	5.50%		08/25/2021	567,494
59,854,688	Series 2006-OA1-2A1	0.39%	#	08/25/2046	56,993,724
8,112,025	Series 2007-1F-2A2	5.50%		01/25/2037	8,168,716
8,578,960	Series 2007-4F-1A1	5.00%		07/25/2037	8,098,358
95,281,320	Series 2007-4F-3A11	6.00%		07/25/2037	90,887,184

	Harborview Mortgage Loan Trust,
5,284,998	Series 2005-14-3A1A	2.97%	#	12/19/2035	4,550,468
13,265,543	Series 2006-10-2A1A	0.38%	#	11/19/2036	10,942,468

	Home Equity Asset Trust,
2,559,176	Series 2003-3-M1	1.49%	#	08/25/2033	2,356,040
3,846,134	Series 2004-7-M2	1.19%	#	01/25/2035	3,822,244

	Homebanc Mortgage Trust,
3,364,555	Series 2005-1-M2	0.69%	#	03/25/2035	2,611,788
53,543,492	Series 2005-3-A1	0.44%	#	07/25/2035	49,037,834
6,551,863	Series 2006-1-3A1	4.64%	#	04/25/2037	5,640,355

	HSI Asset Loan Obligation Trust,
3,653,810	Series 2006-2-2A1	5.50%		12/25/2021	3,513,584
77,488,520	Series 2007-2-3A6	6.00%		09/25/2037	73,534,978
12,143,394	Series 2007-AR1-3A1	6.06%	#	01/25/2037	10,702,234

	IMPAC Trust,
2,225,326	Series 2002-9F-A1	5.22%	#	12/25/2032	2,267,895

	Indymac Mortgage Loan Trust,
47,121,156	Series 2006-AR3-1A1	2.91%	#	12/25/2036	39,879,411
14,804,433	Series 2007-A1-A1	6.00%		08/25/2037	13,124,907
10,838,001	Series 2007-A1-A7	6.00%		08/25/2037	9,608,457
46,476,292	Series 2007-A3-A1	6.25%		11/25/2037	41,207,158
17,997,692	Series 2007-AR3-3A1	5.71%	#	07/25/2037	16,620,455
1,149,404	Series 2007-F2-1A2	6.00%		07/25/2037	959,315
35,454,398	Series 2007-F2-2A1	6.50%		07/25/2037	22,144,090

	Jefferies & Company, Inc.,
9,884,356	Series 2010-R1-1A1	6.00%	#^	03/26/2037	10,682,948
2,006,406	Series 2010-R6-1A2	6.00%	^	09/26/2037	2,089,780

	JP Morgan Alternative Loan Trust,
26,702,076	Series 2005-S1-2A11	6.00%		12/25/2035	24,103,257
8,560,116	Series 2005-S1-2A9	6.00%		12/25/2035	7,726,185
8,445,960	Series 2006-S1-1A8	5.75%		03/25/2036	7,371,203
6,500,000	Series 2006-S2-A4	6.19%	#	05/25/2036	4,473,524
15,069,000	Series 2006-S4-A3A	5.78%	#	12/25/2036	14,302,237

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Mortgage Acquisition Corporation,
$16,000,000	Series 2006-CH2-AF3	5.46%	#	10/25/2036	12,344,696
5,865,358	Series 2006-WF1-A5	6.41%	#	07/25/2036	3,812,806
15,000,000	Series 2007-CH1-AF5	5.48%	#	11/25/2036	13,484,835

	JP Morgan Mortgage Trust,
5,062,817	Series 2005-A6-5A1	5.27%	#	08/25/2035	5,059,142
5,958,280	Series 2005-S2-2A13	5.50%		09/25/2035	6,193,107
4,989,835	Series 2006-S2-3A3	6.00%		07/25/2036	4,482,778
16,991,599	Series 2006-S3-1A2	6.00%		08/25/2036	15,639,365
13,688,944	Series 2006-S3-1A21	0.58%	#	08/25/2036	8,690,912
13,688,945	Series 2006-S3-1A22	6.92%	# I/F I/O	08/25/2036	3,423,016
7,917,521	Series 2006-S3-1A9	6.00%		08/25/2036	7,287,425
19,028,508	Series 2006-S4-A8	0.58%	#	01/25/2037	12,136,478
19,028,508	Series 2006-S4-A9	6.42%	# I/F I/O	01/25/2037	4,747,451
5,098,034	Series 2007-A2-2A1	2.88%	#	04/25/2037	4,332,873
24,311,784	Series 2007-S1-2A6	6.00%		03/25/2037	22,014,758
11,332,492	Series 2007-S3-1A1	5.50%		08/25/2037	10,151,963
18,314,759	Series 2007-S3-1A35	6.00%		08/25/2037	15,993,821
3,096,792	Series 2007-S3-1A9	6.00%		08/25/2037	2,696,721
16,887,123	Series 2007-S3-1A96	6.00%		08/25/2037	14,754,178
19,230,441	Series 2007-S3-1A97	6.00%		08/25/2037	16,900,625
9,221,637	Series 2007-S3-2A2	5.50%		08/25/2022	8,968,424

	JP Morgan Resecuritization Trust,
24,472,579	Series 2010-1-1A4	6.00%	^	02/26/2037	16,300,600
19,848,397	Series 2010-2-3A9	6.00%	^	07/26/2036	10,110,635
7,419,727	Series 2010-8-2A3	4.50%	#^	11/26/2034	7,522,490
7,229,050	Series 2012-2-3A3	2.76%	#^	10/26/2036	7,279,410

	Lehman Mortgage Trust,
8,407,277	Series 2005-2-3A5	5.50%		12/25/2035	7,288,782
9,388,678	Series 2005-2-5A5	5.75%		12/25/2035	8,794,220
14,224,976	Series 2005-3-2A1	6.00%		01/25/2036	14,091,276
1,282,066	Series 2005-3-2A3	5.50%		01/25/2036	1,158,018
6,719,541	Series 2005-3-2A7	6.00%		01/25/2036	6,182,048
4,167,098	Series 2006-1-1A1	0.95%	#	02/25/2036	2,546,497
12,501,294	Series 2006-1-1A2	4.55%	# I/F I/O	02/25/2036	2,191,546
19,924,900	Series 2006-1-3A1	0.95%	#	02/25/2036	16,050,244
19,924,900	Series 2006-1-3A2	4.55%	# I/F I/O	02/25/2036	3,450,813
7,558,569	Series 2006-1-3A4	5.50%		02/25/2036	7,148,849
8,602,927	Series 2006-4-1A3	5.20%	# I/F I/O	08/25/2036	1,461,741
5,467,834	Series 2006-4-1A4	6.00%		08/25/2036	4,391,040
13,176,727	Series 2006-5-2A1	0.55%	#	09/25/2036	5,655,840
27,446,978	Series 2006-5-2A2	6.95%	# I/F I/O	09/25/2036	8,809,615
24,595,953	Series 2006-6-3A9	5.50%		10/25/2036	17,897,270
16,344,251	Series 2006-6-4A5	6.00%		12/25/2036	16,490,663
6,418,599	Series 2006-7-2A2	0.65%	#	11/25/2036	3,024,537
19,244,218	Series 2006-7-2A5	6.35%	# I/F I/O	11/25/2036	5,180,592
6,552,724	Series 2006-9-1A19	29.74%	# I/F	01/25/2037	10,087,212
7,279,427	Series 2006-9-1A5	0.80%	#	01/25/2037	3,807,300
21,622,594	Series 2006-9-1A6	4.95%	# I/F I/O	01/25/2037	4,002,883
8,430,889	Series 2006-9-2A1	0.58%	#	01/25/2037	3,882,580
18,533,556	Series 2006-9-2A2	6.42%	# I/F I/O	01/25/2037	4,811,079
20,253,934	Series 2007-10-2A1	6.50%		01/25/2038	19,078,740
5,798,798	Series 2007-2-1A1	5.75%		02/25/2037	4,427,347
5,609,985	Series 2007-4-2A11	0.53%	#	05/25/2037	2,327,207
19,729,826	Series 2007-4-2A8	6.47%	# I/F I/O	05/25/2037	5,929,730
2,192,324	Series 2007-4-2A9	0.53%	#	05/25/2037	1,223,941
27,018,914	Series 2007-5-11A1	5.68%	#	06/25/2037	19,814,996
17,225,368	Series 2007-5-3A4	5.00%		12/25/2035	16,232,653
4,299,022	Series 2007-5-4A3	38.85%	# I/F	08/25/2036	6,827,410
1,638,709	Series 2007-5-7A3	7.50%		10/25/2036	1,398,345
1,515,742	Series 2007-6-1A8	6.00%		07/25/2037	1,320,122
12,811,269	Series 2008-2-1A6	6.00%		03/25/2038	12,842,145

	Lehman XS Trust,
3,273,579	Series 2005-10-2A3B	5.55%	#	01/25/2036	2,680,329
16,274,217	Series 2005-4-2A3A	5.00%	#	10/25/2035	11,442,980
1,880,500	Series 2006-11-2A1	0.33%	#	06/25/2046	1,864,201
6,132,076	Series 2006-5-2A4A	5.89%	#	04/25/2036	5,596,718

	Long Beach Mortgage Loan Trust,
12,170,986	Series 2006-WL1-2A3	0.44%	#	01/25/2046	10,957,703

	MASTR Adjustable Rate Mortgages Trust,
6,997,845	Series 2005-2-2A1	2.47%	#	03/25/2035	5,460,758
9,552,774	Series 2005-6-5A1	2.82%	#	07/25/2035	8,393,115
11,260,893	Series 2007-2-A2	0.31%	#	03/25/2047	10,892,358

16	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MASTR Alternative Loans Trust,
$3,587,216	Series 2005-2-3A1	6.00%		03/25/2035	3,641,250
1,708,126	Series 2005-5-2A3	5.50%		07/25/2025	1,702,760
10,030,307	Series 2005-6-1A5	5.50%		12/25/2035	9,635,439
5,481,004	Series 2006-3-1A2	6.25%		07/25/2036	4,537,879
12,974,245	Series 2007-1-1A5	5.75%		10/25/2036	11,965,803
11,538,173	Series 2007-1-2A7	6.00%		10/25/2036	10,405,943

	MASTR Asset Backed Securities Trust,
4,975,000	Series 2003-OPT1-M3	4.33%	#	12/25/2032	4,007,997
28,738,100	Series 2006-AM2-A3	0.37%	#	06/25/2036	19,533,473
7,228,741	Series 2006-NC1-A3	0.39%	#	01/25/2036	7,067,981

	MASTR Asset Securitization Trust,
802,431	Series 2003-1-30B2	5.75%		02/25/2033	802,980
959,187	Series 2007-1-1A1	5.50%		11/25/2037	970,607
8,997,869	Series 2007-1-1A3	6.25%		11/25/2037	8,146,351

	MASTR Seasoned Securitization Trust,
1,557,446	Series 2005-2-1A4	6.00%		10/25/2032	1,445,448
2,996,477	Series 2005-2-2A1	0.60%	#	10/25/2032	2,585,263

	Merrill Lynch Mortgage Investors Trust,
15,974,208	Series 2006-3-1A	2.51%	#	10/25/2036	15,666,281
6,011,612	Series 2006-F1-1A2	6.00%		04/25/2036	5,913,854

	Morgan Stanley Capital, Inc.,
1,731,404	Series 2003-NC6-M2	3.13%	#	06/25/2033	1,460,165

	Morgan Stanley Mortgage Loan Trust,
4,609,378	Series 2005-10-1A1	0.90%	#	12/25/2035	3,543,914
11,549,595	Series 2005-10-1A6	5.75%		12/25/2035	11,062,502
13,144,299	Series 2005-10-2A1	5.62%	#	12/25/2035	13,329,095
1,873,298	Series 2005-6AR-1A1	0.48%	#	11/25/2035	1,766,373
7,498,383	Series 2006-11-1A6	6.23%	#	08/25/2036	4,201,426
20,934,427	Series 2006-11-2A1	6.00%		08/25/2036	16,799,459
11,011,547	Series 2006-17XS-A3A	5.65%	#	10/25/2046	7,416,756
3,342,149	Series 2006-17XS-A6	5.58%	#	10/25/2046	2,063,971
1,358,583	Series 2006-2-2A3	5.75%		02/25/2036	1,313,886
68,200,801	Series 2006-7-3A	5.57%	#	06/25/2036	52,456,851
5,439,991	Series 2006-7-4A4	6.00%		06/25/2036	4,557,029
5,506,149	Series 2006-7-4A7	6.00%		06/25/2036	4,612,449
7,621,820	Series 2007-13-6A1	6.00%		10/25/2037	6,101,179
27,761,467	Series 2007-14AR-2A3	2.63%	#	10/25/2037	22,338,945
5,142,923	Series 2007-1XS-2A3	5.92%	#	09/25/2046	3,267,080
3,846,629	Series 2007-1XS-2A4A	6.08%	#	09/25/2046	2,630,083
2,785,478	Series 2007-3XS-1A2A	5.62%	#	01/25/2047	2,647,442
11,599,049	Series 2007-3XS-2A3S	5.86%	#	01/25/2047	8,586,271
6,784,349	Series 2007-3XS-2A4S	5.96%	#	01/25/2047	5,020,110

	Morgan Stanley Re-Remic Trust,
4,157,526	Series 2010-R9-1A	4.00%	#^	08/26/2036	4,239,741
7,845,553	Series 2010-R9-1B	7.08%	#^	08/26/2036	5,185,150
64,509,025	Series 2010-R9-3C	7.64%	#^	11/26/2036	51,177,713
9,218,012	Series 2011-R1-1A	5.94%	#^	02/26/2037	9,402,464

	MSDWCC Heloc Trust,
44,492,691	Series 2007-1-A	0.30%	#	12/25/2031	38,362,593

	New York Mortgage Trust,
1,834,169	Series 2005-2-A	0.53%	#	08/25/2035	1,750,526

	Newcastle Mortgage Securities Trust,
42,981,447	Series 2006-1-A3	0.38%	#	03/25/2036	42,192,608

	Nomura Asset Acceptance Corporation,
2,059,989	Series 2005-AP1-2A5	4.86%	#	02/25/2035	1,971,637
21,018,696	Series 2006-AF1-1A2	6.16%	#	05/25/2036	12,333,476
4,271,374	Series 2006-AF1-1A3	6.41%	#	05/25/2036	2,522,178
20,889,290	Series 2006-AP1-A2	5.52%	#	01/25/2036	14,718,144
4,533,868	Series 2006-AP1-A3	5.65%	#	01/25/2036	3,225,686
2,294,027	Series 2006-WF1-A2	5.76%	#	06/25/2036	1,396,321

	Nomura Home Equity Loan, Inc.,
22,466,503	Series 2006-AF1-A2	5.80%	#	10/25/2036	12,599,967
4,127,431	Series 2007-1-1A1	6.06%	#	02/25/2037	2,677,265
20,572,070	Series 2007-1-1A3	5.99%	#	02/25/2037	13,282,655

	Option One Mortgage Loan Trust,
1,309,092	Series 2002-2-A	0.74%	#	06/25/2032	1,163,245
1,770,692	Series 2004-3-M3	0.85%	#	11/25/2034	1,597,199

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PHH Alternative Mortgage Trust,
$2,188,912	Series 2007-2-3A1	6.00%		05/25/2037	1,821,520
41,594,179	Series 2007-3-A2	0.39%	#	07/25/2037	35,489,131

	Popular ABS Mortgage Pass-Thru Trust,
1,313,628	Series 2005-5-AF6	5.12%	#	11/25/2035	1,296,300

	Prime Mortgage Trust,
2,924,434	Series 2006-1-2A5	6.00%		06/25/2036	2,881,434
5,129,908	Series 2006-DR1-2A1	5.50%	^	05/25/2035	4,922,027
7,838,212	Series 2006-DR1-2A2	6.00%	^	05/25/2035	7,803,560

	RAAC Series,
10,381,727	Series 2007-SP2-A1	0.40%	#	06/25/2047	10,253,808

	RBSGC Structured Trust,
65,216,083	Series 2008-B-A1	6.00%	^	06/25/2037	53,123,913

	Renaissance Home Equity Loan Trust,
1,932,417	Series 2006-1-AF6	5.75%	#	05/25/2036	1,425,787
11,179,864	Series 2006-4-AF4	5.47%	#	01/25/2037	6,828,717
22,015,428	Series 2006-4-AF5	5.69%	#	01/25/2037	13,923,338
18,336,238	Series 2007-2-AF2	5.68%	#	06/25/2037	10,491,564
9,916,840	Series 2007-2-AF5	6.20%	#	06/25/2037	6,063,469

	Residential Accredit Loans, Inc.,
12,630,094	Series 2004-QS15-A1	5.25%		11/25/2034	12,980,465
1,273,689	Series 2005-QS12-A11	48.90%	# I/F	08/25/2035	2,800,567
5,723,544	Series 2005-QS13-1A6	5.50%		09/25/2035	5,122,149
10,188,988	Series 2005-QS13-2A1	0.90%	#	09/25/2035	7,266,353
41,774,849	Series 2005-QS13-2A2	4.85%	# I/F I/O	09/25/2035	7,173,306
17,452,288	Series 2005-QS14-2A1	6.00%		09/25/2035	13,380,224
8,826,396	Series 2005-QS15-2A	6.00%		10/25/2035	6,775,556
9,001,625	Series 2005-QS15-3A	6.00%		10/25/2035	7,774,798
9,820,741	Series 2005-QS16-A1	0.90%	#	11/25/2035	7,019,384
9,819,043	Series 2005-QS16-A2	4.60%	# I/F I/O	11/25/2035	1,473,205
4,584,634	Series 2005-QS17-A1	6.00%		12/25/2035	4,120,765
3,176,916	Series 2005-QS17-A10	6.00%		12/25/2035	2,855,478
13,287,239	Series 2005-QS17-A11	6.00%		12/25/2035	11,942,849
9,444,150	Series 2005-QS17-A2	1.05%	#	12/25/2035	6,690,444
9,444,150	Series 2005-QS17-A4	4.95%	# I/F I/O	12/25/2035	1,543,727
7,599,056	Series 2005-QS17-A6	6.00%		12/25/2035	6,830,191
5,481,838	Series 2005-QS1-A5	5.50%		01/25/2035	5,413,600
4,176,345	Series 2005-QS5-A3	5.70%		04/25/2035	3,711,838
3,683,750	Series 2005-QS9-A1	0.70%	#	06/25/2035	3,093,044
9,209,374	Series 2005-QS9-A4	4.80%	# I/F I/O	06/25/2035	1,635,539
3,714,243	Series 2006-QS10-A4	5.75%		08/25/2036	3,065,331
3,781,270	Series 2006-QS12-1A1	6.50%		09/25/2036	2,766,303
9,364,472	Series 2006-QS12-2A18	5.75%		09/25/2036	7,544,801
14,776,761	Series 2006-QS14-A18	6.25%		11/25/2036	12,201,726
8,063,654	Series 2006-QS15-A1	6.50%		10/25/2036	6,633,053
2,937,610	Series 2006-QS16-A10	6.00%		11/25/2036	2,300,159
10,445,675	Series 2006-QS16-A11	6.00%		11/25/2036	8,179,000
3,049,209	Series 2006-QS16-A7	6.00%		11/25/2036	2,387,542
3,295,031	Series 2006-QS16-A8	6.00%		11/25/2036	2,580,020
1,303,905	Series 2006-QS16-A9	6.00%		11/25/2036	1,020,963
7,240,991	Series 2006-QS17-A4	6.00%		12/25/2036	6,055,500
40,227,817	Series 2006-QS17-A5	6.00%		12/25/2036	33,641,739
4,040,444	Series 2006-QS1-A6	41.29%	# I/F	01/25/2036	7,948,993
27,625,541	Series 2006-QS3-1A11	6.00%		03/25/2036	23,614,285
5,832,163	Series 2006-QS4-A8	1.30%	# I/F	04/25/2036	5,529,867
17,699,226	Series 2006-QS5-A3	6.00%		05/25/2036	14,822,305
22,715,573	Series 2006-QS8-A1	6.00%		08/25/2036	18,508,683
39,392,121	Series 2006-QS8-A5	5.35%	# I/F I/O	08/25/2036	7,245,865
13,464,907	Series 2006-QS9-1A6	5.10%	# I/F I/O	07/25/2036	2,448,230
11,781,399	Series 2007-QS11-A1	7.00%		10/25/2037	9,378,630
40,661,020	Series 2007-QS1-1A2	5.25%	# I/F I/O	01/25/2037	8,682,998
4,092,963	Series 2007-QS1-1A4	6.00%		01/25/2037	3,375,475
10,264,202	Series 2007-QS1-2A10	6.00%		01/25/2037	8,689,443
1,812,359	Series 2007-QS2-A6	6.25%		01/25/2037	1,441,202
66,715,789	Series 2007-QS3-A1	6.50%		02/25/2037	54,901,590
10,638,248	Series 2007-QS3-A4	6.25%		02/25/2037	8,614,460
7,986,703	Series 2007-QS5-A1	5.50%		03/25/2037	6,112,056
3,294,840	Series 2007-QS5-A5	0.50%	#	03/25/2037	1,907,520
10,942,918	Series 2007-QS5-A8	6.50%	# I/F I/O	03/25/2037	2,706,796
9,038,684	Series 2007-QS6-A102	5.75%		04/25/2037	6,892,557
2,906,200	Series 2007-QS6-A13	53.30%	# I/F	04/25/2037	7,286,218

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	17

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Accredit Loans, Inc., (Cont.)
$12,942,687	Series 2007-QS6-A45	5.75%		04/25/2037	9,869,601
20,626,644	Series 2007-QS6-A6	6.25%		04/25/2037	16,258,457
1,424,617	Series 2007-QS6-A77	54.13%	# I/F	04/25/2037	3,633,006
14,466,047	Series 2007-QS7-2A1	6.75%		06/25/2037	9,547,186
12,039,520	Series 2007-QS9-A33	6.50%		07/25/2037	9,757,543

	Residential Asset Mortgage Products, Inc.,
619,787	Series 2004-RS4-AI6	5.07%	#	04/25/2034	643,421
3,503,273	Series 2004-RS5-AI6	5.55%	#	05/25/2034	3,404,868
6,591,859	Series 2004-RS7-AI6	5.22%	#	07/25/2034	6,419,001
756,506	Series 2004-RS8-AI4	5.06%	#	06/25/2032	763,733
1,382,736	Series 2004-RS9-AI4	4.77%	#	10/25/2032	1,310,357
1,782,658	Series 2004-RS9-AI6	4.72%	#	07/25/2034	1,610,132
3,725,996	Series 2004-RZ2-AI4	5.35%	#	02/25/2033	3,549,364
7,550,000	Series 2005-RS1-AI5	5.41%	#	01/25/2035	6,617,311
8,899,164	Series 2006-RS5-A3	0.37%	#	09/25/2036	8,112,558
12,760,000	Series 2006-RX5-A3	0.45%	#	08/25/2046	10,111,394

	Residential Asset Securities Corporation,
718,284	Series 2002-KS1-AI6	6.08%	#	06/25/2032	662,329
3,335,298	Series 2003-KS11-MI1	5.13%	#	01/25/2034	3,258,875
5,560,054	Series 2005-AHL3-A2	0.44%	#	11/25/2035	5,439,523
23,620,336	Series 2006-EMX5-A3	0.36%	#	07/25/2036	19,243,606
1,982,823	Series 2006-KS4-A3	0.35%	#	06/25/2036	1,943,104

	Residential Asset Securitization Trust,
9,963,706	Series 2005-A11-2A4	6.00%		10/25/2035	7,081,265
8,135,872	Series 2005-A12-A7	4.80%	# I/F I/O	11/25/2035	1,259,783
6,151,271	Series 2005-A12-A8	0.75%	#	11/25/2035	4,669,249
22,407,258	Series 2005-A15-5A3	5.75%		02/25/2036	18,752,668
5,446,422	Series 2005-A7-A3	5.50%		06/25/2035	5,066,662
10,325,932	Series 2005-A8CB-A11	6.00%		07/25/2035	9,602,735
10,777,781	Series 2005-A8CB-A2	4.80%	# I/F I/O	07/25/2035	1,840,096
9,175,298	Series 2006-A10-A5	6.50%		09/25/2036	6,992,655
1,740,898	Series 2006-A1-1A3	6.00%		04/25/2036	1,486,947
13,340,146	Series 2006-A12-A1	6.25%		11/25/2036	10,238,709
13,854,081	Series 2006-A13-A1	6.25%		12/25/2036	10,530,064
27,387,849	Series 2006-A1-3A2	6.00%		04/25/2036	23,330,982
21,879,218	Series 2006-A14C-2A6	0.65%	#	12/25/2036	8,360,749
48,284,153	Series 2006-A14C-2A7	6.35%	#I/F I/O	12/25/2036	15,562,948
13,448,225	Series 2006-A2-A11	6.00%		01/25/2046	11,081,943
1,654,649	Series 2006-A4-2A5	6.00%		05/25/2036	1,408,507
7,672,568	Series 2006-A8-1A1	6.00%		08/25/2036	6,815,504
10,748,136	Series 2006-R1-A1	27.58%	# I/F	01/25/2046	14,555,319
69,365,661	Series 2007-A2-1A2	6.00%		04/25/2037	62,494,576
1,809,101	Series 2007-A3-1A2	44.82%	# I/F	04/25/2037	4,354,182
31,150,896	Series 2007-A5-1A4	5.90%	# I/F I/O	05/25/2037	7,274,575
8,044,615	Series 2007-A5-1A6	0.60%	#	05/25/2037	2,720,178
16,715,094	Series 2007-A5-2A3	6.00%		05/25/2037	15,421,647
7,325,372	Series 2007-A5-2A5	6.00%		05/25/2037	6,758,520
27,152,017	Series 2007-A6-1A2	6.00%		06/25/2037	24,105,982
15,548,638	Series 2007-A7-A1	6.00%		07/25/2037	12,772,265
30,303,449	Series 2007-A7-A6	6.00%		07/25/2037	24,892,450

	Residential Funding Mortgage Securities Trust,
9,454,881	Series 2003-S16-A1	4.75%		09/25/2018	9,715,216
5,304,021	Series 2005-S4-A1	5.50%		05/25/2035	5,375,215
9,678,383	Series 2005-S9-A10	6.25%		12/25/2035	9,608,215
24,509,635	Series 2005-S9-A6	5.75%		12/25/2035	24,956,397
1,821,609	Series 2005-S9-A8	5.50%		12/25/2035	1,833,854
31,678,429	Series 2006-S10-1A1	6.00%		10/25/2036	29,470,221
23,207,298	Series 2006-S11-A1	6.00%		11/25/2036	22,122,926
660,809	Series 2006-S5-A15	6.00%		06/25/2036	615,895
13,213,211	Series 2007-S1-A7	6.00%		01/25/2037	11,868,793
11,370,476	Series 2007-S2-A1	6.00%		02/25/2037	10,671,488
12,810,094	Series 2007-S2-A4	6.00%		02/25/2037	12,022,606
23,914,980	Series 2007-S2-A5	6.00%		02/25/2037	22,444,830
3,737,114	Series 2007-S2-A9	6.00%		02/25/2037	3,507,379
10,306,149	Series 2007-S3-1A4	6.00%		03/25/2037	9,778,010
3,291,670	Series 2007-S4-A1	6.00%		04/25/2037	3,035,669
76,420,421	Series 2007-S5-A1	6.00%		05/25/2037	71,901,873
12,256,787	Series 2007-S6-2A4	6.00%		06/25/2037	11,095,279
55,193,448	Series 2007-S7-A20	6.00%		07/25/2037	53,130,096
24,810,201	Series 2007-S8-1A1	6.00%		09/25/2037	21,812,372
11,496,698	Series 2007-SA1-4A	6.01%	#	02/25/2037	10,924,214
22,621,629	Series 2007-SA2-2A1	3.22%	#	04/25/2037	19,568,026

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Saxon Asset Securities Trust,
$72,440,000	Series 2006-3-A3	0.37%	#	10/25/2046	53,807,345

	Sequoia Mortgage Trust,
551,276	Series 2003-4-2A1	0.55%	#	07/20/2033	545,810

	Soundview Home Equity Loan Trust,
35,957,767	Series 2007-NS1-A2	0.35%	#	01/25/2037	33,333,659

	STARM Mortgage Loan Trust,
30,837,717	Series 2007-2-1A1	2.97%	#	04/25/2037	25,942,754
17,017,254	Series 2007-3-1A1	3.15%	#	06/25/2037	15,323,603

	Structured Adjustable Rate Mortgage Loan Trust,
23,503,725	Series 2004-12-8A	4.30%	#	09/25/2034	22,589,030
5,920,641	Series 2006-1-8A1	5.50%	#	02/25/2036	5,069,295

	Structured Asset Securities Corporation,
523,317	Series 2003-18XS-A6	4.54%	#	06/25/2033	531,689
6,685,260	Series 2003-24A-1A3	2.60%	#	07/25/2033	6,600,391
23,289,136	Series 2003-35-1A1	5.16%	#	12/25/2033	23,536,129
11,769,596	Series 2004-11XS-2A2	5.40%	#	06/25/2034	12,427,440
5,967,570	Series 2004-15-2A1	4.75%		09/25/2019	6,068,064
25,427,016	Series 2004-22-A2	5.32%	#	01/25/2035	25,270,728
46,955,416	Series 2005-10-1A1	5.75%		06/25/2035	47,303,027
9,596,404	Series 2005-10-6A1	5.00%		06/25/2020	10,075,303
11,792,429	Series 2005-13-3A1	6.00%		09/25/2035	11,004,765
5,736,037	Series 2005-14-1A1	0.50%	#	07/25/2035	5,153,600
1,619,257	Series 2005-14-1A4	23.62%	# I/F	07/25/2035	2,024,008
71,854,947	Series 2005-14-4A1	5.75%		07/25/2035	73,837,174
7,603,906	Series 2005-15-1A1	5.50%		08/25/2035	7,934,132
16,437,205	Series 2005-16-1A2	5.50%		09/25/2035	16,817,398
12,500,000	Series 2005-3-1A6	5.75%		03/25/2035	11,754,319
6,263,748	Series 2005-6-4A1	5.00%		05/25/2035	6,365,681

	Suntrust Alternative Loan Trust,
2,044,000	Series 2005-1F-2A3	5.75%		12/25/2035	1,864,800
3,581,852	Series 2006-1F-1A3	6.00%		04/25/2036	2,614,132

	Thornburg Mortgage Securities Trust,
2,302,178	Series 2003-6-A2	1.20%	#	12/25/2033	1,989,053
18,894,929	Series 2004-4-5A	4.82%	#	12/25/2044	18,780,473
29,901,772	Series 2007-1-A1	2.06%	#	03/25/2037	27,002,840
8,757,603	Series 2007-1-A2A	5.80%	#	03/25/2037	7,961,777

	Washington Mutual Mortgage Pass-Through Certificates,
11,813,203	Series 2005-1-2A	6.00%		03/25/2035	10,832,288
6,909,493	Series 2005-4-5A1	5.50%		06/25/2035	6,725,366
2,517,416	Series 2005-5-CB12	48.35%	# I/F	07/25/2035	5,870,461
8,152,009	Series 2005-5-CB6	0.80%	#	07/25/2035	5,902,128
2,758,218	Series 2005-6-2A7	5.50%		08/25/2035	2,661,766
2,506,399	Series 2005-7-3CB	6.50%		08/25/2035	1,891,705
6,856,212	Series 2005-9-CX	5.50%	I/O	11/25/2035	1,249,541
1,800,239	Series 2005-AR14-1A1	2.53%	#	12/25/2035	1,787,426
10,964,785	Series 2006-1-3A1	5.75%		02/25/2036	9,443,415
5,543,692	Series 2006-1-3A2	5.75%		02/25/2036	4,774,502
4,711,042	Series 2006-1-3A7	5.75%		02/25/2036	4,057,382
5,803,810	Series 2006-5-1A8	5.75%		07/25/2036	4,510,138
10,193,746	Series 2006-5-2CB1	6.00%		07/25/2036	7,312,208
18,516,133	Series 2006-5-2CB6	6.00%		07/25/2036	13,282,048
9,313,126	Series 2006-5-3A5	6.45%	#	07/25/2036	5,238,405
6,266,177	Series 2006-9-A7	5.93%	#	10/25/2036	4,959,156
22,356,634	Series 2006-AR10-1A1	2.67%	#	09/25/2036	18,762,537
32,166,598	Series 2006-AR15-1A	1.02%	#	11/25/2046	24,992,562
3,365,285	Series 2006-AR6-2A3	5.04%	#	08/25/2036	3,087,878
22,783,839	Series 2007-3-A3	6.00%		04/25/2037	19,611,702
23,024,938	Series 2007-4-1A1	5.50%		06/25/2037	21,048,512
961,073	Series 2007-5-A11	38.25%	# I/F	06/25/2037	1,752,972
24,026,824	Series 2007-5-A6	6.00%		06/25/2037	20,057,857
45,523,858	Series 2007-HY3-4A1	2.70%	#	03/25/2037	41,921,419
41,958,456	Series 2007-HY5-1A1	2.43%	#	05/25/2037	36,405,212
39,348,085	Series 2007-HY6-2A3	5.01%	#	06/25/2037	35,741,263

	Wells Fargo Alternative Loan Trust,
4,741,283	Series 2007-PA1-A10	6.00%		03/25/2037	4,140,017
20,817,928	Series 2007-PA1-A3	6.00%		03/25/2037	18,178,007
17,949,608	Series 2007-PA1-A5	6.00%		03/25/2037	15,673,418
145,430,336	Series 2007-PA2-1A1	6.00%		06/25/2037	134,520,298
19,382,705	Series 2007-PA2-3A1	0.55%	#	06/25/2037	10,493,903

18	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Alternative Loan Trust, (Cont.)
$28,553,726	Series 2007-PA2-3A2	6.45%	# I/F I/O	06/25/2037	6,848,297
2,053,528	Series 2007-PA3-1A4	5.75%		07/25/2037	1,837,568
9,840,825	Series 2007-PA3-2A1	6.00%		07/25/2037	9,325,564
20,488,865	Series 2007-PA3-2A4	6.00%		07/25/2037	19,383,808
19,667,036	Series 2007-PA3-4A3	6.50%		07/25/2037	15,776,779
254,898,052	Series 2007-PA5-1A1	6.25%		11/25/2037	243,898,564
2,889,596	Series 2007-PA5-2A1	6.00%		11/25/2022	3,011,912

	Wells Fargo Mortgage Backed Securities Trust,
38,936,867	Series 2004-Y-3A3	2.73%	#	11/25/2034	39,835,919
33,047,766	Series 2005-12-1A5	5.50%		11/25/2035	34,024,956
1,471,969	Series 2005-4-A7	23.08%	# I/F	04/25/2035	2,464,796
8,258,653	Series 2005-8-A1	5.50%		10/25/2035	8,552,566
6,344,162	Series 2005-AR16-6A4	2.67%	#	10/25/2035	3,141,458
19,075,724	Series 2006-12-A3	6.00%		10/25/2036	18,514,316
21,544,607	Series 2006-14-A1	6.00%		10/25/2036	21,518,904
26,469,815	Series 2006-15-A1	6.00%		11/25/2036	26,442,802
9,787,789	Series 2006-16-A2	5.00%		11/25/2036	10,043,852
257,881	Series 2006-2-1A4	18.83%	# I/F	03/25/2036	370,658
4,912,194	Series 2006-2-3A1	5.75%		03/25/2036	4,943,355
5,745,075	Series 2006-3-A6	5.50%		03/25/2036	5,764,778
1,808,820	Series 2006-4-1A8	5.75%		04/25/2036	1,827,927
863,869	Series 2006-4-2A2	5.50%		04/25/2036	861,694
12,110,405	Series 2006-6-2A1	0.60%	#	05/25/2036	9,162,164
12,110,405	Series 2006-6-2A2	6.90%	# I/F I/O	05/25/2036	3,206,157
5,643,406	Series 2006-9-2A1	0.00%	P/O	08/25/2036	3,323,752
5,643,406	Series 2006-9-2A2	6.00%	I/O	08/25/2036	662,008
26,389,236	Series 2006-AR12-1A1	3.04%	#	09/25/2036	23,440,252
12,873,659	Series 2006-AR13-A2	2.61%	#	09/25/2036	11,588,623
16,237,562	Series 2006-AR4-2A1	5.58%	#	04/25/2036	15,995,240
5,703,197	Series 2007-10-1A18	6.00%		07/25/2037	5,756,288
9,355,129	Series 2007-10-2A11	6.00%		07/25/2037	9,067,907
11,797,261	Series 2007-11-A36	6.00%		08/25/2037	11,809,147
8,384,141	Series 2007-11-A96	6.00%		08/25/2037	8,392,438
69,700,980	Series 2007-14-1A1	6.00%		10/25/2037	71,687,319
63,200,859	Series 2007-2-1A1	6.00%		03/25/2037	62,009,965
3,657,629	Series 2007-2-1A18	5.75%		03/25/2037	3,549,160
8,237,947	Series 2007-2-1A9	6.00%		03/25/2037	8,082,720
6,041,553	Series 2007-2-3A2	5.25%		03/25/2037	6,374,313
5,794,697	Series 2007-3-1A3	6.00%		04/25/2037	5,576,822
6,437,483	Series 2007-4-A11	6.50%		04/25/2037	6,362,489
24,732,173	Series 2007-4-A15	6.00%		04/25/2037	23,774,172
15,384,829	Series 2007-4-A8	6.00%		04/25/2037	14,879,768
5,142,339	Series 2007-5-1A6	23.63%	# I/F	05/25/2037	6,973,096
18,832,215	Series 2007-6-A4	6.00%		05/25/2037	18,417,322
8,998,948	Series 2007-6-A6	6.00%		05/25/2037	8,719,000
12,543,858	Series 2007-7-A1	6.00%		06/25/2037	12,299,824
2,071,577	Series 2007-7-A32	5.75%		06/25/2037	2,011,064
67,076,498	Series 2007-7-A34	6.00%		06/25/2037	65,771,558
8,600,526	Series 2007-7-A36	6.00%		06/25/2037	8,675,574
6,178,508	Series 2007-7-A43	0.70%	#	06/25/2037	4,981,490
16,879,552	Series 2007-7-A49	6.00%		06/25/2037	16,551,169
7,145,909	Series 2007-7-A8	0.70%	#	06/25/2037	5,761,468
3,223,645	Series 2007-7-A9	37.77%	# I/F	06/25/2037	6,144,506
4,568,353	Series 2007-8-1A13	0.57%	#	07/25/2037	3,764,880
4,568,353	Series 2007-8-1A14	38.55%	# I/F	07/25/2037	8,094,084
3,806,960	Series 2007-8-1A16	6.00%		07/25/2037	3,776,927
49,800,528	Series 2007-8-1A2	6.00%		07/25/2037	49,138,579
7,040,349	Series 2007-8-1A20	6.00%		07/25/2037	6,877,410
4,464,887	Series 2007-8-2A2	6.00%		07/25/2037	4,392,688
11,539,562	Series 2007-9-1A5	5.50%		07/25/2037	12,055,525
121,562,257	Series 2007-AR9-A1	5.99%	#	12/28/2037	122,426,321

	Wells Fargo Mortgage Loan Trust,
42,835,774	Series 2012-RR1-A1	2.85%	#^	08/27/2037	43,641,834

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $9,735,692,478)				10,310,098,577

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 45.8%

	Federal Home Loan Mortgage Corporation,
$29,506,853	Pool C03490	4.50%		08/01/2040	31,594,155
123,404,549	Pool C91388	3.50%		02/01/2032	131,318,188
64,335,203	Pool C91403	3.50%		03/01/2032	68,460,866
67,522,492	Pool C91413	3.50%		12/01/2031	71,852,549
32,441,949	Pool C91417	3.50%		01/01/2032	34,522,374
122,820,543	Pool C91447	3.50%		05/01/2032	130,696,732
121,511,696	Pool C91594	3.00%		01/01/2033	126,906,302
34,733,850	Pool C91596	3.00%		02/01/2033	36,275,886
20,736,790	Pool D98901	3.50%		01/01/2032	21,840,560
62,047,032	Pool D98923	3.50%		01/01/2032	65,349,648
44,582,386	Pool D99724	3.00%		11/01/2032	46,561,656
88,236,736	Pool G01840	5.00%		07/01/2035	95,360,938
24,359,919	Pool G04817	5.00%		09/01/2038	26,204,930
69,206,663	Pool G06172	5.50%		12/01/2038	74,964,694
49,875,341	Pool G06871	6.00%		06/01/2038	54,601,679
94,148,139	Pool G06954	6.00%		05/01/2040	102,952,217
122,931,892	Pool G07011	6.00%		05/01/2040	134,427,625
210,230,400	Pool J22834	2.50%		03/01/2028	218,140,916
185,539,621	Pool Q16672	3.00%		03/01/2043	190,743,668
23,538,557	Pool T60392	4.00%		10/01/2041	24,585,778
19,853,142	Pool T60681	4.00%		05/01/2042	20,736,400
50,052,781	Pool T60782	3.50%		07/01/2042	51,604,548
76,666,525	Pool T60853	3.50%		09/01/2042	79,043,388
70,762,328	Pool T60854	3.50%		09/01/2042	72,956,145
8,422,780	Pool T65110	3.50%		10/01/2042	8,683,908
28,181,704	Pool T69016	5.00%		06/01/2041	29,739,332
1,269,148	Pool U60299	4.00%		11/01/2040	1,389,069
7,179,551	Series 2519-ZD	5.50%		11/15/2032	8,053,077
4,702,599	Series 2596-ZL	5.00%		04/15/2033	5,176,172
88,768,257	Series 267-30	3.00%		08/15/2042	92,464,872
2,357,490	Series 2684-ZN	4.00%		10/15/2033	2,548,391
161,819,997	Series 269-30	3.00%		08/15/2042	168,687,958
239,852,143	Series 272-30	3.00%		08/15/2042	249,942,589
70,875,806	Series 274-30	3.00%		08/15/2042	74,287,780
13,306,788	Series 2750-ZT	5.00%		02/15/2034	14,427,060
194,395,223	Series 280-30	3.00%		09/15/2042	202,628,846
12,067,075	Series 2825-PZ	5.50%		07/15/2034	14,158,220
48,310,936	Series 284-300	3.00%		10/15/2042	50,355,917
21,130,137	Series 2898-JZ	5.00%		12/15/2034	23,379,736
26,962,199	Series 2899-AZ	5.00%		12/15/2034	30,262,466
21,582,926	Series 2909-Z	5.00%		12/15/2034	24,286,198
57,651,914	Series 2932-Z	5.00%		02/15/2035	64,114,174
5,151,389	Series 2990-JL	6.45%	# I/F I/O	03/15/2035	705,513
17,136,536	Series 3002-SN	6.30%	# I/F I/O	07/15/2035	3,193,080
12,392,666	Series 3030-SL	5.90%	# I/F I/O	09/15/2035	2,181,824
3,559,773	Series 3045-DI	6.53%	# I/F I/O	10/15/2035	709,994
25,075,884	Series 3116-Z	5.50%		02/15/2036	28,576,214
6,389,044	Series 3117-ZN	4.50%		02/15/2036	7,060,944
7,688,511	Series 3174-PZ	5.00%		01/15/2036	8,748,341
4,183,939	Series 3187-JZ	5.00%		07/15/2036	4,603,768
5,758,467	Series 3188-ZK	5.00%		07/15/2036	6,499,293
14,617,740	Series 3203-SE	6.30%	# I/F I/O	08/15/2036	2,674,592
19,721,803	Series 3203-Z	5.00%		07/15/2036	22,691,670
31,249,335	Series 3203-ZC	5.00%		07/15/2036	35,955,110
15,609,134	Series 3261-SA	6.23%	# I/F I/O	01/15/2037	2,590,710
28,093,719	Series 3267-BA	5.80%		11/15/2036	31,176,611
27,150,202	Series 3275-SC	5.88%	# I/F I/O	02/15/2037	3,107,360
14,178,305	Series 3315-HZ	6.00%		05/15/2037	16,341,014
61,884,313	Series 3326-GS	6.45%	# I/F I/O	06/15/2037	9,456,059
3,341,191	Series 3351-ZC	5.50%		07/15/2037	3,857,572
36,428,940	Series 3355-BI	5.85%	# I/F I/O	08/15/2037	5,627,379
3,450,664	Series 3369-Z	6.00%		09/15/2037	4,027,275
11,950,128	Series 3405-ZG	5.50%		01/15/2038	13,645,875
24,801,682	Series 3417-SI	5.98%	# I/F I/O	02/15/2038	3,445,365
40,206,843	Series 3423-GS	5.45%	# I/F I/O	03/15/2038	4,714,289
6,602,387	Series 3423-SG	5.45%	# I/F I/O	03/15/2038	774,136
6,131,220	Series 3451-S	5.83%	# I/F I/O	02/15/2037	816,219
10,943,237	Series 3455-SC	5.86%	# I/F I/O	06/15/2038	1,411,296
6,875,125	Series 3473-SM	5.87%	# I/F I/O	07/15/2038	901,838
25,904,720	Series 3484-SE	5.65%	# I/F I/O	08/15/2038	3,663,650
16,304,136	Series 3519-SD	5.35%	# I/F I/O	02/15/2038	2,220,630
7,805,257	Series 3524-LB	5.17%	# I/O	06/15/2038	8,255,956

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	19

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$823,983	Series 3530-GZ	4.50%		05/15/2039	857,175
35,743,098	Series 3541-EI	6.55%	# I/F I/O	06/15/2039	5,753,524
14,024,464	Series 3545-SA	5.95%	# I/F I/O	06/15/2039	1,822,208
5,834,149	Series 3549-SA	5.60%	# I/F I/O	07/15/2039	708,442
40,117,672	Series 3577-LS	7.00%	# I/F I/O	08/15/2035	5,972,643
10,612,553	Series 3582-SA	5.80%	# I/F I/O	10/15/2049	1,183,832
11,140,980	Series 3583-GB	4.50%		10/15/2039	11,984,815
55,351,064	Series 3606-CS	6.15%	# I/F I/O	12/15/2039	10,033,410
14,921,876	Series 3616-SG	6.15%	# I/F I/O	03/15/2032	2,956,395
29,744,510	Series 3626-AZ	5.50%		08/15/2036	34,151,129
14,914,480	Series 3631-SE	6.20%	# I/F I/O	05/15/2039	1,629,155
6,863,521	Series 3641-SB	6.30%	# I/F I/O	10/15/2034	120,860
25,936,869	Series 3641-Z	5.50%		02/15/2036	29,905,029
20,219,433	Series 3654-ZB	5.50%		11/15/2037	23,733,550
40,506,004	Series 3666-VZ	5.50%		08/15/2036	47,292,785
15,433,282	Series 3667-SB	6.25%	# I/F I/O	05/15/2040	2,323,701
39,269,806	Series 3688-CM	4.00%		07/15/2029	40,289,544
29,874,105	Series 3702-SG	5.85%	# I/F I/O	08/15/2032	5,876,168
11,383,254	Series 3704-EI	5.00%	I/O	12/15/2036	1,599,403
3,741,293	Series 3712-SG	23.98%	# I/F	08/15/2040	6,752,255
29,804,623	Series 3724-CM	5.50%		06/15/2037	33,173,782
213,391,152	Series 3725-CS	5.80%	# I/F I/O	05/15/2040	26,791,921
90,684,518	Series 3726-SA	5.85%	# I/F I/O	09/15/2040	11,843,135
98,000,000	Series 3738-BP	4.00%		12/15/2038	106,218,966
9,942,310	Series 3741-SC	9.59%	# I/F	10/15/2040	10,300,553
2,730,559	Series 3745-SY	9.59%	# I/F	10/15/2040	2,773,207
46,810,786	Series 3752-BS	9.59%	# I/F	11/15/2040	49,992,674
6,591,655	Series 3758-SM	9.59%	# I/F	11/15/2040	6,691,804
13,425,729	Series 3768-ZX	5.00%		12/15/2040	15,583,351
18,900,000	Series 3771-AL	4.00%		12/15/2030	20,663,200
18,761,630	Series 3779-BY	3.50%		12/15/2030	20,050,385
25,977,095	Series 3779-DZ	4.50%		12/15/2040	26,490,021
24,250,000	Series 3779-LB	4.00%		12/15/2030	26,543,953
5,027,487	Series 3779-SH	9.39%	# I/F	12/15/2040	5,138,405
3,500,000	Series 3779-YA	3.50%		12/15/2030	3,721,370
15,000,000	Series 3783-AC	4.00%		01/15/2031	16,448,333
18,941,535	Series 3786-SG	9.09%	# I/F	01/15/2041	19,507,741
11,731,674	Series 3788-AY	3.50%		01/15/2031	12,583,235
10,292,533	Series 3790-Z	4.00%		01/15/2041	11,103,286
3,610,496	Series 3793-SA	9.39%	# I/F	01/15/2041	3,665,247
10,903,759	Series 3795-VZ	4.00%		01/15/2041	11,780,007
1,032,014	Series 3798-SD	9.19%	# I/F	12/15/2040	1,070,991
17,055,574	Series 3800-VZ	4.50%		02/15/2041	19,794,443
11,786,928	Series 3803-ZM	4.00%		02/15/2041	12,635,940
63,903,414	Series 3806-CZ	5.50%		07/15/2034	75,562,815
18,000,000	Series 3808-DB	3.50%		02/15/2031	19,339,830
15,277,557	Series 3812-EY	3.50%		02/15/2031	16,408,799
12,033,891	Series 3818-CZ	4.50%		03/15/2041	13,219,663
17,855,961	Series 3819-ZU	5.50%		07/15/2034	20,794,855
35,500,000	Series 3824-EY	3.50%		03/15/2031	38,064,999
9,829,828	Series 3828-SW	12.59%	# I/F	02/15/2041	10,831,116
14,080,858	Series 3829-VZ	4.00%		03/15/2041	15,217,282
5,501,783	Series 3843-PZ	5.00%		04/15/2041	6,786,639
3,473,184	Series 3843-SC	12.74%	# I/F	04/15/2041	3,626,986
5,739,384	Series 3845-LS	12.74%	# I/F	03/15/2041	6,052,694
65,546,048	Series 3863-ZA	5.50%		08/15/2034	77,294,095
10,229,000	Series 3870-PB	4.50%		06/15/2041	11,754,164
67,264,875	Series 3871-LZ	5.50%		06/15/2041	81,264,210
101,283,872	Series 3872-BA	4.00%		06/15/2041	107,898,823
30,000,000	Series 3877-EY	4.50%		06/15/2041	33,124,305
12,378,000	Series 3877-GY	4.50%		06/15/2041	14,119,417
49,401,394	Series 3877-ZU	4.50%		06/15/2041	55,995,665
28,323,746	Series 3888-ZG	4.00%		07/15/2041	30,374,640
17,243,727	Series 3888-ZU	4.50%		06/15/2041	19,669,549
42,975,076	Series 3900-SB	5.77%	# I/F I/O	07/15/2041	5,474,556
37,870,062	Series 3901-VZ	4.00%		07/15/2041	40,438,296
19,479,720	Series 3910-GZ	5.00%		08/15/2041	22,865,432
8,657,654	Series 3910-ZE	5.00%		10/15/2034	9,918,541
12,330,000	Series 3919-KL	4.50%		09/15/2041	14,120,735
25,603,786	Series 3919-ZJ	4.00%		09/15/2041	28,291,544
5,735,007	Series 3924-US	9.15%	# I/F	09/15/2041	5,843,161
10,815,649	Series 3942-JZ	4.00%		10/15/2041	11,673,589
10,582,033	Series 3944-AZ	4.00%		10/15/2041	11,442,754

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$30,493,346	Series 3946-SM	14.09%	# I/F	10/15/2041	33,371,266
7,333,911	Series 3957-DZ	3.50%		11/15/2041	7,769,321
10,000,000	Series 3964-VM	4.00%		11/15/2034	11,002,895
74,697,370	Series 3969-AB	4.00%		10/15/2033	81,359,629
10,416,166	Series 3982-AZ	3.50%		01/15/2042	11,015,012
52,334,983	Series 3990-ZA	3.50%		01/15/2042	54,464,860
43,856,849	Series 3999-ZB	4.00%		02/15/2042	49,767,831
24,866,758	Series 4016-KZ	4.00%		03/15/2042	27,567,213
43,494,847	Series 4050-BC	2.00%		05/15/2041	43,904,938
61,824,187	Series 4057-ZA	4.00%		06/15/2042	69,987,978
61,598,252	Series 4084-TZ	4.00%		07/15/2042	68,069,118
19,013,501	Series 4097-TG	2.00%		05/15/2039	19,256,313
35,155,073	Series 4097-ZA	3.50%		08/15/2042	37,092,399
97,063,000	Series 4109-GE	4.50%		10/15/2041	114,397,627
70,300,000	Series 4109-KD	3.00%		05/15/2032	72,985,144
5,924,624	Series 4121-AV	3.00%		12/15/2035	6,231,283
26,554,900	Series 4162-ZJ	3.00%		02/15/2033	26,163,481
88,301,470	Series 4179-AZ	4.00%		01/15/2041	95,144,834
217,680,534	Series R003-ZA	5.50%		10/15/2035	247,885,776

	Federal National Mortgage Association,
3,517,086	Series 2002-70-QZ	5.50%		11/25/2032	3,948,305
5,170,720	Series 2002-75-ZG	5.50%		11/25/2032	5,785,919
7,594,863	Series 2003-117-KS	6.90%	# I/F I/O	08/25/2033	806,466
33,225,576	Series 2003-129-ZT	5.50%		01/25/2034	39,075,271
13,979,564	Series 2003-29-ZL	5.00%		04/25/2033	15,348,282
8,464,225	Series 2003-64-ZG	5.50%		07/25/2033	9,446,008
20,567,300	Series 2003-84-PZ	5.00%		09/25/2033	23,517,443
56,459,255	Series 2003-92-PZ	5.00%		09/25/2033	63,551,187
19,500,000	Series 2003-W17-1A7	5.75%		08/25/2033	21,671,530
14,780,028	Series 2004-46-PJ	5.80%	# I/F I/O	03/25/2034	2,241,447
10,555,242	Series 2004-51-XP	7.50%	# I/F I/O	07/25/2034	1,832,793
5,000,000	Series 2004-W10-A6	5.75%		08/25/2034	5,530,875
7,000,000	Series 2004-W4-A5	5.50%		06/25/2034	7,646,331
1,225,838	Series 2005-107-EG	4.50%		01/25/2026	1,337,691
2,140,520	Series 2005-37-ZK	4.50%		05/25/2035	2,356,508
28,974,173	Series 2005-87-SE	5.85%	# I/F I/O	10/25/2035	4,318,957
23,563,333	Series 2005-87-SG	6.50%	# I/F I/O	10/25/2035	4,376,425
17,490,275	Series 2006-101-SA	6.38%	# I/F I/O	10/25/2036	2,822,271
6,743,201	Series 2006-123-LI	6.12%	# I/F I/O	01/25/2037	1,276,660
10,841,673	Series 2006-16-HZ	5.50%		03/25/2036	12,146,274
31,531,658	Series 2006-56-SM	6.55%	# I/F I/O	07/25/2036	5,312,640
29,775,680	Series 2006-60-YI	6.37%	# I/F I/O	07/25/2036	7,026,045
6,822,220	Series 2006-93-SN	6.40%	# I/F I/O	10/25/2036	709,810
11,237,644	Series 2007-109-VZ	5.00%		10/25/2035	13,553,060
7,666,582	Series 2007-116-BI	6.05%	# I/F I/O	05/25/2037	1,166,596
37,822,055	Series 2007-14-PS	6.61%	# I/F I/O	03/25/2037	7,047,584
2,767,228	Series 2007-2-SH	31.82%	# I/F	08/25/2036	3,490,262
13,037,169	Series 2007-30-OI	6.24%	# I/F I/O	04/25/2037	2,052,581
5,209,912	Series 2007-30-SI	5.91%	# I/F I/O	04/25/2037	514,909
17,483,273	Series 2007-32-SG	5.90%	# I/F I/O	04/25/2037	2,643,406
15,084,092	Series 2007-57-SX	6.42%	# I/F I/O	10/25/2036	2,565,184
14,181,849	Series 2007-60-VZ	6.00%		07/25/2037	16,615,589
13,049,684	Series 2007-71-GZ	6.00%		07/25/2047	15,288,109
14,464,483	Series 2007-75-ID	5.67%	# I/F I/O	08/25/2037	2,193,011
6,294,454	Series 2007-93-SB	3.95%	# I/F I/O	01/25/2036	243,246
9,271,209	Series 2007-9-SD	6.45%	# I/F I/O	03/25/2037	1,478,896
8,307,544	Series 2008-27-B	5.50%		04/25/2038	9,242,325
18,025,860	Series 2008-29-ZA	4.50%		04/25/2038	19,425,379
22,551,974	Series 2008-48-BE	5.00%		06/25/2034	25,707,841
11,672,630	Series 2008-48-SD	5.80%	# I/F I/O	06/25/2037	1,227,416
14,268,148	Series 2008-53-LI	5.95%	# I/F I/O	07/25/2038	2,037,691
12,885,459	Series 2008-57-SE	5.80%	# I/F I/O	02/25/2037	1,681,196
9,994,790	Series 2008-5-MS	6.05%	# I/F I/O	02/25/2038	1,566,828
9,182,781	Series 2008-61-SC	5.80%	# I/F I/O	07/25/2038	745,444
11,495,576	Series 2008-62-SC	5.80%	# I/F I/O	07/25/2038	1,258,699
14,207,121	Series 2008-65-SA	5.80%	# I/F I/O	08/25/2038	1,867,177
18,884,887	Series 2008-81-LP	5.50%		09/25/2038	20,854,014
32,841,551	Series 2009-106-EZ	4.50%		01/25/2040	35,980,677
16,788,293	Series 2009-111-SE	6.05%	# I/F I/O	01/25/2040	1,713,030
3,197,056	Series 2009-16-MZ	5.00%		03/25/2029	3,558,451
35,004,852	Series 2009-42-SI	5.80%	# I/F I/O	06/25/2039	3,578,241
16,539,466	Series 2009-42-SX	5.80%	# I/F I/O	06/25/2039	2,153,480
13,993,402	Series 2009-47-SA	5.90%	# I/F I/O	07/25/2039	1,476,412

20	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$6,784,062	Series 2009-48-WS	5.75%	# I/F I/O	07/25/2039	675,007
29,368,712	Series 2009-49-S	6.55%	# I/F I/O	07/25/2039	4,052,063
7,481,905	Series 2009-51-BZ	4.50%		07/25/2039	8,026,636
4,778,094	Series 2009-54-EZ	5.00%		07/25/2039	5,404,521
15,115,291	Series 2009-70-SA	5.60%	# I/F I/O	09/25/2039	1,356,891
10,000,000	Series 2009-80-PM	4.50%		10/25/2039	11,398,220
21,064,248	Series 2009-83-Z	4.50%		10/25/2039	22,587,161
36,221,046	Series 2009-85-ES	7.03%	# I/F I/O	01/25/2036	9,779,871
20,241,985	Series 2009-90-IB	5.52%	# I/F I/O	04/25/2037	2,176,412
5,950,063	Series 2009-94-BC	5.00%		11/25/2039	6,735,245
42,241,368	Series 2010-101-SA	4.28%	# I/F I/O	09/25/2040	5,457,268
19,481,244	Series 2010-101-ZC	4.50%		09/25/2040	21,610,154
55,028,590	Series 2010-101-ZH	4.50%		07/25/2040	61,331,785
32,975,929	Series 2010-10-SA	6.15%	# I/F I/O	02/25/2040	4,490,609
12,786,818	Series 2010-10-ZA	4.50%		02/25/2040	13,833,048
10,844,308	Series 2010-111-S	5.75%	# I/F I/O	10/25/2050	1,214,454
12,120,604	Series 2010-116-Z	4.00%		10/25/2040	13,121,560
16,865,263	Series 2010-117-SA	4.30%	# I/F I/O	10/25/2040	1,635,472
20,000,000	Series 2010-120-KD	4.00%		10/25/2040	21,583,100
97,631,517	Series 2010-121-SD	4.30%	# I/F I/O	10/25/2040	10,271,031
498,128	Series 2010-126-SU	52.76%	# I/F	11/25/2040	761,174
178,693	Series 2010-126-SX	14.39%	# I/F	11/25/2040	201,344
12,093,164	Series 2010-128-HZ	4.00%		11/25/2040	13,107,460
12,372,691	Series 2010-132-Z	4.50%		11/25/2040	13,707,135
88,008	Series 2010-137-VS	14.39%	# I/F	12/25/2040	109,211
6,470,000	Series 2010-142-AV	4.00%		11/25/2029	7,027,709
16,874,285	Series 2010-142-AZ	4.00%		12/25/2040	18,434,886
29,538,284	Series 2010-150-ZA	4.00%		01/25/2041	32,332,384
4,674,000	Series 2010-153-VB	4.00%		05/25/2027	4,959,004
1,271,514	Series 2010-155-SA	9.59%	# I/F	01/25/2041	1,277,441
44,570,560	Series 2010-16-SA	5.25%	# I/F I/O	03/25/2040	5,908,483
3,198,730	Series 2010-21-DZ	5.00%		03/25/2040	3,872,651
16,488,727	Series 2010-21-KS	4.75%	# I/F I/O	03/25/2040	1,595,461
5,944,681	Series 2010-2-GS	6.25%	# I/F I/O	12/25/2049	641,760
14,472,384	Series 2010-2-MS	6.05%	# I/F I/O	02/25/2050	1,998,347
27,462,072	Series 2010-31-SA	4.80%	# I/F I/O	04/25/2040	2,078,357
22,039,716	Series 2010-31-VZ	4.00%		04/25/2040	23,647,117
28,448,740	Series 2010-34-PS	4.73%	# I/F I/O	04/25/2040	2,955,215
6,940,501	Series 2010-35-ES	6.25%	# I/F I/O	04/25/2040	766,958
11,925,234	Series 2010-35-SV	6.25%	# I/F I/O	04/25/2040	1,817,945
12,232,726	Series 2010-46-MS	4.75%	# I/F I/O	05/25/2040	1,154,549
22,078,195	Series 2010-49-ZW	4.50%		05/25/2040	24,516,302
9,772,592	Series 2010-4-SK	6.03%	# I/F I/O	02/25/2040	1,609,862
7,928,456	Series 2010-58-ES	11.95%	# I/F	06/25/2040	9,274,238
25,596,017	Series 2010-59-MS	5.57%	# I/F I/O	06/25/2040	3,844,138
60,336,562	Series 2010-59-PS	6.25%	# I/F I/O	03/25/2039	9,044,378
32,573,507	Series 2010-59-SC	4.80%	# I/F I/O	01/25/2040	3,902,120
9,019,013	Series 2010-60-VZ	5.00%		10/25/2039	9,842,043
5,000,000	Series 2010-61-EL	4.50%		06/25/2040	5,338,985
12,539,705	Series 2010-64-EZ	5.00%		06/25/2040	14,411,381
36,876,903	Series 2010-76-ZK	4.50%		07/25/2040	41,678,626
22,321,478	Series 2010-79-CZ	4.00%		07/25/2040	23,480,733
33,045,658	Series 2010-79-VZ	4.50%		07/25/2040	37,329,813
22,544,877	Series 2010-84-ZC	4.50%		08/25/2040	24,673,857
45,089,753	Series 2010-84-ZD	4.50%		08/25/2040	49,347,714
40,995,604	Series 2010-84-ZG	4.50%		08/25/2040	44,297,029
8,419,214	Series 2010-90-SA	5.65%	# I/F I/O	08/25/2040	1,035,380
6,273,112	Series 2010-94-Z	4.50%		08/25/2040	6,881,735
8,668,587	Series 2010-99-SG	23.98%	# I/F	09/25/2040	16,088,998
19,989,636	Series 2010-9-DS	5.10%	# I/F I/O	02/25/2040	1,415,920
520,021	Series 2011-110-LS	9.69%	# I/F	11/25/2041	622,414
7,137,734	Series 2011-111-EZ	5.00%		11/25/2041	8,595,067
14,814,846	Series 2011-111-VZ	4.00%		11/25/2041	15,862,759
773,194	Series 2011-123-SC	9.39%	# I/F	12/25/2041	774,866
14,511,620	Series 2011-127-PM	4.00%		12/25/2041	14,385,841
30,000,000	Series 2011-131-PB	4.50%		12/25/2041	35,455,995
29,500,000	Series 2011-16-AL	3.50%		03/25/2031	31,474,774
38,800,000	Series 2011-17-NY	3.50%		03/25/2031	41,153,899
10,845,095	Series 2011-17-SA	6.27%	# I/F I/O	03/25/2041	1,606,411
11,000,000	Series 2011-25-KY	3.00%		04/25/2026	11,690,420
4,744,126	Series 2011-27-BS	8.59%	# I/F	04/25/2041	5,023,425
56,000,000	Series 2011-29-AL	3.50%		04/25/2031	59,747,408
16,355,639	Series 2011-2-GZ	4.00%		02/25/2041	17,737,527

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$10,000,000	Series 2011-2-VD	4.00%		07/25/2027	10,642,590
18,758,702	Series 2011-36-VZ	4.50%		05/25/2041	20,604,680
26,688,454	Series 2011-37-Z	4.50%		05/25/2041	30,126,394
7,187,948	Series 2011-38-BZ	4.00%		05/25/2041	7,598,093
8,748,233	Series 2011-39-CB	3.00%		05/25/2026	9,286,131
17,291,311	Series 2011-40-LZ	4.50%		05/25/2041	18,970,764
23,810,700	Series 2011-42-MZ	4.50%		05/25/2041	26,522,631
16,165,099	Series 2011-45-ZA	4.00%		05/25/2031	17,604,932
25,735,879	Series 2011-45-ZB	4.50%		05/25/2041	29,084,786
11,000,000	Series 2011-48-SC	8.79%	# I/F	06/25/2041	11,685,348
39,291,577	Series 2011-58-SA	6.35%	# I/F I/O	07/25/2041	8,910,010
11,767,009	Series 2011-59-MA	4.50%		07/25/2041	12,830,440
13,969,748	Series 2011-60-EL	3.00%		07/25/2026	14,830,697
16,085,750	Series 2011-63-ZE	4.00%		08/25/2038	16,838,217
102,479,054	Series 2011-64-DB	4.00%		07/25/2041	109,110,268
21,915,398	Series 2011-72-LZ	5.50%		04/25/2037	26,105,688
12,000,000	Series 2011-74-KL	5.00%		06/25/2040	14,011,686
3,179,658	Series 2011-77-CZ	4.00%		08/25/2041	3,176,106
22,131,855	Series 2011-77-Z	3.50%		08/25/2041	23,048,512
232,693	Series 2011-87-US	13.34%	# I/F	09/25/2041	233,324
21,787,531	Series 2011-8-AV	4.00%		01/25/2030	23,438,525
21,393,904	Series 2011-99-CZ	4.50%		10/25/2041	25,383,621
96,994,459	Series 2011-99-DZ	5.00%		10/25/2041	114,274,992
10,513,543	Series 2012-104-Z	3.50%		09/25/2042	11,009,672
20,000,000	Series 2012-111-LB	3.50%		05/25/2041	21,223,800
95,000,000	Series 2012-111-MJ	4.00%		04/25/2042	99,821,820
52,219,409	Series 2012-114-DC	2.00%		08/25/2039	53,208,653
185,867,034	Series 2012-122-AD	2.00%		02/25/2040	185,298,281
125,208,402	Series 2012-122-DB	3.00%		11/25/2042	128,017,265
134,263,663	Series 2012-125-LA	3.00%		11/25/2042	141,425,555
23,356,906	Series 2012-133-PB	6.50%		04/25/2042	25,936,151
134,860,349	Series 2012-144-PT	4.43%	#	11/25/2049	144,476,094
8,875,791	Series 2012-14-BZ	4.00%		03/25/2042	9,652,099
19,240,445	Series 2012-15-PZ	4.00%		03/25/2042	21,983,065
15,578,810	Series 2012-20-ZT	3.50%		03/25/2042	16,264,340
46,833,369	Series 2012-30-DZ	4.00%		04/25/2042	53,106,020
38,507,437	Series 2012-31-Z	4.00%		04/25/2042	41,765,243
32,311,481	Series 2012-63-EB	2.00%		08/25/2040	32,492,748
27,665,789	Series 2012-74-Z	4.00%		07/25/2042	31,287,158
20,684,362	Series 2012-86-ZC	3.50%		08/25/2042	21,769,101
28,818,735	Series 2012-96-VZ	3.50%		09/25/2042	30,340,493
79,112,222	Series 2012-98-BG	4.50%		08/25/2040	89,086,098
120,171,762	Series 2012-99-QE	3.00%		09/25/2042	127,424,789
32,619,954	Series 2013-6-ZH	1.50%		02/25/2043	32,583,468
27,190,396	Series 2013-6-ZT	4.50%		02/25/2043	27,402,576
38,942,992	Series 400-S4	5.25%	# I/F I/O	11/25/2039	4,333,512
185,634,836	Series 412-A3	3.00%		08/25/2042	194,881,841

	Federal National Mortgage Association Pass-Thru,
44,069,459	Pool 555743	5.00%		09/01/2033	48,026,986
47,903,697	Pool 735141	5.50%		01/01/2035	52,856,740
17,599,096	Pool 735230	5.50%		02/01/2035	19,418,769
32,829,831	Pool 735382	5.00%		04/01/2035	35,716,461
54,760,625	Pool 735402	5.00%		04/01/2035	59,572,848
39,663,758	Pool 735484	5.00%		05/01/2035	43,074,752
14,269,353	Pool 735667	5.00%		07/01/2035	15,522,819
13,087,341	Pool 735893	5.00%		10/01/2035	14,212,735
33,336,750	Pool 745275	5.00%		02/01/2036	36,203,579
4,996,423	Pool 745571	4.00%		01/01/2019	5,361,520
1,613,966	Pool 888695	5.00%		08/01/2037	1,748,816
5,552,357	Pool 888968	5.00%		08/01/2035	6,040,560
19,568,628	Pool 889509	6.00%		05/01/2038	21,463,524
50,329,444	Pool 889662	6.00%		06/01/2038	55,203,012
65,562,266	Pool 890385	6.00%		12/01/2039	71,910,879
8,838,413	Pool 929321	5.50%		03/01/2038	9,641,788
3,347,365	Pool 931104	5.00%		05/01/2039	3,599,769
5,252,038	Pool 961410	6.00%		01/01/2038	5,760,611
1,579,049	Pool 975116	5.00%		05/01/2038	1,710,982
12,881,870	Pool 982036	6.00%		05/01/2038	14,129,264
24,390,670	Pool 985190	6.00%		08/01/2038	26,752,500
7,759,421	Pool 986864	6.50%		08/01/2038	8,701,625
10,775,954	Pool 987316	6.50%		09/01/2038	12,095,559
79,831,605	Pool 995023	5.50%		08/01/2037	87,586,913
30,234,809	Pool 995070	5.50%		08/01/2037	33,360,962

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	21

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
$112,042,552	Pool 995112	5.50%	07/01/2036	123,627,285
57,173,280	Pool 995203	5.00%	07/01/2035	62,195,134
6,880,839	Pool 995581	6.00%	01/01/2039	7,550,200
97,765,338	Pool 995849	5.00%	08/01/2036	106,544,863
57,144,754	Pool AB2123	4.00%	01/01/2031	61,387,755
1,093,421	Pool AB2370	4.50%	09/01/2035	1,140,996
9,725,440	Pool AB3713	4.00%	10/01/2031	10,447,554
27,957,656	Pool AB3796	3.50%	11/01/2031	29,864,019
17,893,235	Pool AB3850	4.00%	11/01/2041	18,528,446
39,697,214	Pool AB3923	4.00%	11/01/2041	41,106,468
83,352,981	Pool AB4167	3.50%	01/01/2032	89,036,612
81,285,705	Pool AB4261	3.50%	01/01/2032	86,828,374
16,402,473	Pool AB5084	3.50%	05/01/2032	17,502,464
30,634,726	Pool AB5156	3.50%	05/01/2032	32,723,632
52,135,373	Pool AB5212	3.50%	05/01/2032	55,690,354
24,629,330	Pool AB5243	4.00%	05/01/2042	25,503,673
27,020,808	Pool AB6349	3.00%	10/01/2032	28,379,165
79,705,039	Pool AB6750	3.00%	10/01/2032	83,393,053
39,183,524	Pool AB6751	3.00%	10/01/2032	40,996,576
150,438,263	Pool AB7077	3.00%	11/01/2042	155,336,509
122,938,959	Pool AB7344	3.00%	12/01/2032	128,627,440
29,825,497	Pool AB8418	3.00%	02/01/2033	31,205,546
46,058,664	Pool AB8703	3.00%	03/01/2038	47,814,237
1,772,461	Pool AC1032	5.00%	06/01/2040	1,872,088
121,509,186	Pool AD0189	5.50%	02/01/2039	133,313,296
48,320,279	Pool AD0500	5.50%	09/01/2036	53,210,694
2,531,928	Pool AD2177	4.50%	06/01/2030	2,732,293
4,871,122	Pool AD6438	5.00%	06/01/2040	5,351,197
491,801	Pool AD7018	5.00%	04/01/2040	519,444
3,113,750	Pool AD7859	5.00%	06/01/2040	3,442,705
8,157,246	Pool AH1140	4.50%	12/01/2040	8,512,171
27,316,992	Pool AH4437	4.00%	01/01/2041	28,286,747
6,432,673	Pool AH7309	4.00%	02/01/2031	6,910,299
36,069,054	Pool AH9323	4.00%	04/01/2026	38,625,782
10,842,786	Pool AI8889	4.00%	08/01/2041	11,227,705
27,461,104	Pool AI9831	4.00%	09/01/2041	28,435,975
10,394,098	Pool AJ1265	4.00%	09/01/2041	10,763,089
12,770,207	Pool AJ1399	4.00%	09/01/2041	13,223,550
48,110,861	Pool AJ1467	4.00%	10/01/2041	49,818,799
18,124,039	Pool AJ3392	4.00%	10/01/2041	18,767,443
16,325,740	Pool AJ3854	4.00%	10/01/2041	16,905,305
124,262,962	Pool AJ4118	4.00%	11/01/2041	128,674,304
35,874,426	Pool AJ4131	4.00%	10/01/2041	37,147,970
13,568,204	Pool AJ5172	4.00%	11/01/2041	14,049,876
53,590,364	Pool AJ7677	3.50%	12/01/2041	55,502,870
14,185,252	Pool AJ8334	4.00%	12/01/2041	14,688,829
81,527,363	Pool AK0713	3.50%	01/01/2032	87,086,510
30,079,744	Pool AK4039	4.00%	02/01/2042	31,147,577
20,485,051	Pool AK4763	4.00%	02/01/2042	21,212,272
25,180,897	Pool AK9438	4.00%	03/01/2042	26,074,821
36,026,176	Pool AK9439	4.00%	03/01/2042	37,305,107
5,282,913	Pool AK9446	4.50%	03/01/2042	5,512,775
38,844,416	Pool AL1485	6.00%	01/01/2040	42,654,406
21,405,584	Pool AL1548	6.00%	07/01/2039	23,638,900
42,402,070	Pool AL1554	6.00%	01/01/2040	46,561,006
89,369,784	Pool AL1690	6.00%	05/01/2041	98,023,758
85,899,465	Pool AL1691	6.00%	06/01/2041	94,324,771
126,473,628	Pool AL1744	6.00%	10/01/2040	138,720,490
40,759,649	Pool AL1745	6.00%	03/01/2040	44,706,541
42,571,447	Pool AL1793	6.00%	01/01/2041	46,693,782
151,028,389	Pool AL3038	3.00%	01/01/2033	158,016,591
106,244,627	Pool AO2980	4.00%	05/01/2042	110,016,316
144,708,233	Pool AP4787	3.50%	09/01/2042	149,872,508
146,569,881	Pool AP4789	3.50%	09/01/2042	151,800,594
9,979,213	Pool MA0264	4.50%	12/01/2029	10,775,159
233,700	Pool MA0315	4.50%	01/01/2025	244,499
39,532,375	Pool MA0353	4.50%	03/01/2030	42,767,525
9,049,107	Pool MA0406	4.50%	05/01/2030	9,765,212
959,022	Pool MA0445	5.00%	06/01/2040	1,012,927
3,335,569	Pool MA0459	4.00%	07/01/2020	3,570,966
3,403,756	Pool MA0468	5.00%	07/01/2040	3,595,076
10,709,374	Pool MA0502	4.00%	08/01/2020	11,465,153
4,684,363	Pool MA0517	4.00%	09/01/2020	5,019,631
11,478,083	Pool MA0534	4.00%	10/01/2030	12,330,331

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
$26,896,965	Pool MA0536	4.00%		10/01/2020	28,795,131
32,279,482	Pool MA0580	4.00%		11/01/2020	34,557,502
2,230,175	Pool MA0587	4.00%		12/01/2030	2,395,766
54,358,601	Pool MA0616	4.00%		01/01/2031	58,394,730
25,707,136	Pool MA0871	4.00%		10/01/2041	26,619,741
29,353,683	Pool MA0896	4.00%		11/01/2041	30,395,740
338,222,939	Pool MA0919	3.50%		12/01/2031	361,285,516
142,231,438	Pool MA0949	3.50%		01/01/2032	151,929,844
161,985,150	Pool MA0976	3.50%		02/01/2032	172,701,683
77,991,792	Pool MA1010	3.50%		03/01/2032	83,309,857
25,781,681	Pool MA1039	3.50%		04/01/2042	26,701,765
100,279,859	Pool MA1059	3.50%		05/01/2032	107,117,692
15,061,263	Pool MA1068	3.50%		05/01/2042	15,598,761
221,484,320	Pool MA1084	3.50%		06/01/2032	236,586,782
35,250,892	Pool MA1093	3.50%		06/01/2042	36,508,909
44,578,589	Pool MA1094	4.00%		06/01/2042	46,161,131
130,570,785	Pool MA1107	3.50%		07/01/2032	139,474,081
343,412,702	Pool MA1117	3.50%		07/01/2042	355,668,243
386,764,370	Pool MA1136	3.50%		08/01/2042	400,570,891
85,795,376	Pool MA1138	3.50%		08/01/2032	91,645,548
109,007,279	Pool MA1179	3.50%		09/01/2042	112,897,477
345,156,036	Pool MA1200	3.00%		10/01/2032	361,126,675
17,231,534	Pool MA1201	3.50%		10/01/2032	18,406,509
241,869,446	Pool MA1209	3.50%		10/01/2042	251,429,941
486,690,965	Pool MA1237	3.00%		11/01/2032	509,210,535
14,206,685	Pool MA1242	3.50%		11/01/2042	14,713,686
365,209,803	Pool MA1275	3.00%		12/01/2032	382,108,345
48,544,198	Pool MA1338	3.00%		02/01/2033	50,790,375
160,032,845	Pool MA1366	3.00%		03/01/2033	167,437,690
100,000,000	Pool MA1401	3.00%		04/01/2033	104,627,078
28,663,049	Pool MA3894	4.00%		09/01/2031	30,791,282

	Government National Mortgage Association,
14,700,000	Series 2003-67-SP	6.90%	# I/F I/O	08/20/2033	5,008,799
15,037,767	Series 2003-86-ZK	5.00%		10/20/2033	17,286,522
6,077,696	Series 2004-49-Z	6.00%		06/20/2034	7,134,456
6,500,000	Series 2004-80-PH	5.00%		07/20/2034	7,164,339
20,342,078	Series 2004-83-CS	5.88%	# I/F I/O	10/20/2034	3,153,724
2,981,171	Series 2005-21-Z	5.00%		03/20/2035	3,491,196
19,512,194	Series 2005-39-ZB	5.00%		07/20/2034	22,729,286
1,282,441	Series 2006-24-CX	38.48%	# I/F	05/20/2036	2,585,121
35,773,445	Series 2007-26-SJ	4.49%	# I/F I/O	04/20/2037	3,838,827
14,376,145	Series 2008-2-SM	6.30%	# I/F I/O	01/16/2038	2,592,700
27,569,868	Series 2008-42-AI	7.49%	# I/F I/O	05/16/2038	6,512,640
13,655,690	Series 2008-43-SH	6.13%	# I/F I/O	05/20/2038	2,108,914
15,300,836	Series 2008-51-SC	6.05%	# I/F I/O	06/20/2038	2,419,576
8,642,179	Series 2008-51-SE	6.05%	# I/F I/O	06/16/2038	1,415,386
6,150,656	Series 2008-82-SM	5.85%	# I/F I/O	09/20/2038	951,763
8,676,929	Series 2008-83-SD	6.36%	# I/F I/O	11/16/2036	1,568,043
13,938,100	Series 2009-106-VZ	4.50%		11/20/2039	16,034,669
16,252,505	Series 2009-10-NS	6.45%	# I/F I/O	02/16/2039	3,683,671
11,464,541	Series 2009-24-SN	5.90%	# I/F I/O	09/20/2038	1,514,474
26,133,547	Series 2009-32-ZE	4.50%		05/16/2039	28,631,496
65,333,868	Series 2009-35-DZ	4.50%		05/20/2039	74,280,035
1,275,723	Series 2009-41-ZQ	4.50%		06/16/2039	1,311,516
15,072,006	Series 2009-48-Z	5.00%		06/16/2039	17,235,238
5,645,900	Series 2009-50-KP	4.50%		06/20/2039	6,051,408
15,367,426	Series 2009-69-TS	6.00%	# I/F I/O	04/16/2039	1,976,002
9,361,888	Series 2009-75-GZ	4.50%		09/20/2039	10,625,312
22,281,746	Series 2009-87-IG	6.54%	# I/F I/O	03/20/2037	3,075,581
6,645,981	Series 2010-166-SJ	9.39%	# I/F	12/20/2040	6,762,481
45,880,892	Series 2010-1-SA	5.55%	# I/F I/O	01/16/2040	5,687,643
5,437,997	Series 2010-25-ZB	4.50%		02/16/2040	5,662,020
108,071,747	Series 2010-26-QS	6.05%	# I/F I/O	02/20/2040	19,854,552
12,767,000	Series 2010-42-AY	5.00%		11/20/2039	14,743,842
25,612,626	Series 2010-42-ES	5.48%	# I/F I/O	04/20/2040	4,277,239
9,587,007	Series 2010-61-AS	6.35%	# I/F I/O	09/20/2039	1,400,499
76,691,510	Series 2010-62-SB	5.55%	# I/F I/O	05/20/2040	12,072,708
7,744,564	Series 2010-62-ZG	5.50%		05/16/2040	9,374,303
5,561,390	Series 2011-12-PO	0.00%	P/O	12/20/2040	5,523,175
2,707,923	Series 2011-14-SM	9.29%	# I/F	08/16/2040	2,755,775
7,833,334	Series 2011-18-SN	9.09%	# I/F	12/20/2040	8,797,193
8,333,334	Series 2011-18-YS	9.09%	# I/F	12/20/2040	9,358,549
10,899,030	Series 2011-51-UZ	4.50%		04/20/2041	12,444,054
13,169,162	Series 2011-69-OC	0.00%	P/O	05/20/2041	12,212,991

22	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
$105,729,814	Series 2011-69-SB	5.15%	# I/F I/O	05/20/2041	14,130,515
22,658,035	Series 2011-71-ZA	4.50%		02/20/2041	26,049,648
41,002,004	Series 2011-72-AS	5.18%	# I/F I/O	05/20/2041	5,986,772
31,594,980	Series 2011-72-SK	5.95%	# I/F I/O	05/20/2041	4,948,703
41,844,344	Series 2012-105-SE	6.00%	# I/F I/O	01/20/2041	8,431,422
20,000,000	Stru, Series 3438-HS	5.15%	# I/F	03/20/2043	18,425,000

	Total US Government / Agency Mortgage Backed Obligations (Cost $17,672,956,095)				18,255,939,182

US GOVERNMENT BONDS AND NOTES 5.1%
1,325,000,000	United States Treasury Notes	1.63%		11/15/2022	1,301,709,150
700,000,000	United States Treasury Notes	2.00%		02/15/2023	708,969,100

	Total US Government Bonds and Notes (Cost $1,989,202,260)				2,010,678,250

SHORT TERM INVESTMENTS 17.0%
25,167,000	Fannie Mae Discount Notes	0.00%		08/14/2013	25,160,406
176,600,000	Fannie Mae Discount Notes	0.00%		08/15/2013	176,559,912
100,000,000	Fannie Mae Discount Notes	0.00%		08/28/2013	99,975,200
50,000,000	Fannie Mae Discount Notes	0.00%		09/18/2013	49,978,750
100,000,000	Fannie Mae Discount Notes	0.00%		10/01/2013	99,959,400
116,500,000	Federal Home Loan Bank Discount Notes	0.00%		04/01/2013	116,500,000
31,000,000	Federal Home Loan Bank Discount Notes	0.00%		04/09/2013	30,999,380
81,600,000	Federal Home Loan Bank Discount Notes	0.00%		04/10/2013	81,598,572
134,000,000	Federal Home Loan Bank Discount Notes	0.00%		04/17/2013	133,994,938
200,000,000	Federal Home Loan Bank Discount Notes	0.00%		04/19/2013	199,992,000
54,900,000	Federal Home Loan Bank Discount Notes	0.00%		04/24/2013	54,895,265
180,000,000	Federal Home Loan Bank Discount Notes	0.00%		04/26/2013	179,988,542
62,250,000	Federal Home Loan Bank Discount Notes	0.00%		05/03/2013	62,243,449
70,571,000	Federal Home Loan Bank Discount Notes	0.00%		05/15/2013	70,563,237
50,000,000	Federal Home Loan Bank Discount Notes	0.00%		05/17/2013	49,994,569
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		05/22/2013	99,987,250
79,100,000	Federal Home Loan Bank Discount Notes	0.00%		05/29/2013	79,094,938
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		05/31/2013	99,993,300
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		06/03/2013	99,993,000

PRINCIPAL AMOUNT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$50,000,000	Federal Home Loan Bank Discount Notes	0.00%		06/05/2013	49,996,400
50,000,000	Federal Home Loan Bank Discount Notes	0.00%		06/12/2013	49,996,000
250,000,000	Federal Home Loan Bank Discount Notes	0.00%		06/21/2013	249,977,500
50,000,000	Federal Home Loan Bank Discount Notes	0.00%		07/17/2013	49,992,550
50,000,000	Federal Home Loan Bank Discount Notes	0.00%		07/31/2013	49,991,600
50,000,000	Federal Home Loan Bank Discount Notes	0.00%		08/23/2013	49,988,000
50,000,000	Federal Home Loan Bank Discount Notes	0.00%		09/20/2013	49,978,500
85,000,000	Federal Home Loan Banks	0.15%	#	05/15/2013	85,012,580
100,000,000	Federal Home Loan Banks	0.15%	#	05/28/2013	100,018,400
100,000,000	Federal Home Loan Banks	0.15%	#	06/04/2013	100,020,000
380,000,000	Federal Home Loan Banks	0.15%		06/14/2013	380,035,720
25,450,000	Federal Home Loan Banks	3.88%		06/14/2013	25,649,782
95,000,000	Federal Home Loan Banks	0.14%		06/20/2013	95,007,505
25,000,000	Federal Home Loan Banks	1.88%		06/21/2013	25,101,300
300,000,000	Federal Home Loan Banks	0.16%		06/27/2013	300,040,200
265,000,000	Federal Home Loan Banks	0.14%		06/28/2013	265,019,610
50,000,000	Federal Home Loan Banks	0.12%		07/18/2013	50,002,250
100,000,000	Federal Home Loan Banks	0.11%		07/29/2013	100,001,700
150,000,000	Federal Home Loan Banks	0.13%		09/13/2013	150,013,350
199,000,000	Federal Home Loan Banks	0.15%		09/27/2013	199,034,228
68,105,000	Federal Home Loan Banks	0.38%		11/27/2013	68,208,451
54,350,000	Federal Home Loan Mortgage Corporation	0.16%	#	05/06/2013	54,358,696
156,605,000	Federal Home Loan Mortgage Corporation	0.15%	#	05/16/2013	156,616,432
50,000,000	Federal Home Loan Mortgage Corporation	3.50%		05/29/2013	50,284,450
291,278,000	Federal Home Loan Mortgage Corporation	4.50%		07/15/2013	295,080,343
100,000,000	Federal National Mortgage Association	0.20%	#	05/17/2013	100,020,400
66,400,000	Federal National Mortgage Association	0.17%	#	11/08/2013	66,423,638
536,904,667	Fidelity Institutional Government Portfolio	0.01%	♦		536,904,667
100,000,000	Freddie Mac Discount Notes	0.00%		04/01/2013	100,000,000
192,000,000	Freddie Mac Discount Notes	0.00%		04/09/2013	191,996,058
120,000,000	Freddie Mac Discount Notes	0.00%		04/16/2013	119,995,500

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	23

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
$50,000,000	Freddie Mac Discount Notes	0.00%	05/01/2013	49,996,042
100,000,000	Freddie Mac Discount Notes	0.00%	05/14/2013	99,988,056
250,000,000	Freddie Mac Discount Notes	0.00%	06/04/2013	249,982,250
75,000,000	Freddie Mac Discount Notes	0.00%	07/01/2013	74,990,550
100,000,000	Freddie Mac Discount Notes	0.00%	07/09/2013	99,986,300
75,000,000	Freddie Mac Discount Notes	0.00%	08/01/2013	74,984,775
50,000,000	Freddie Mac Discount Notes	0.00%	08/30/2013	49,987,400
100,000,000	Freddie Mac Discount Notes	0.00%	09/05/2013	99,965,100

	Total Short Term Investments (Cost $6,775,335,411)			6,776,118,391

	Total Investments 101.2% (Cost $39,109,326,703)			40,333,433,981

	Liabilities in Excess of Other Assets (1.2)%			(493,447,756)

	NET ASSETS 100.0%			$39,839,986,225

PORTFOLIO HOLDINGS as % of Net Assets
US Government / Agency Mortgage Backed Obligations	45.8%
Non-Agency Residential Collateralized Mortgage Obligations	25.9%
Short Term Investments	17.0%
Non-Agency Commercial Mortgage Backed Obligations	5.4%
US Government Bonds and Notes	5.1%
Collateralized Loan Obligations	2.0%
Other Assets and Liabilities	(1.2)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2013.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. As of March 31, 2013, the value of these securities amounted to $3,376,729,877 or 8.5% of net assets.

I/O	Interest only security

P/O	Principal only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates

♦	Seven-day yield as of March 31, 2013

24	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Schedule of Investments DoubleLine Core Fixed Income Fund	March 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 1.3%

	Adirondack Park Ltd.,
$500,000	Series 2013-1A-X	1.28%	#^	04/15/2016	500,000

	ALM Loan Funding,
1,000,000	Series 2011-4A-C	3.05%	#^	07/18/2022	1,002,083

	ARES Ltd.,
1,500,000	Series 2012-2A-D	5.38%	#^	10/12/2023	1,501,657
2,000,000	Series 2013-1A-D	4.06%	#^	04/15/2025	1,840,000

	Canyon Capital Ltd.,
2,000,000	Series 2012-1A-C	2.80%	#^	10/15/2016	2,000,976

	Centurion Ltd.,
2,000,000	Series 2005-8X-C	2.28%	#	03/08/2017	1,890,461

	Dryden Senior Loan Fund,
2,000,000	Series 2012-24A-D	5.04%	#^	11/15/2023	2,019,938

	Galaxy Ltd.,
1,000,000	Series 2013-15A-B	2.13%	#^	04/15/2025	1,000,000
1,000,000	Series 2013-15A-C	2.88%	#^	04/15/2025	980,000
1,000,000	Series 2013-15A-D	3.68%	#^	04/15/2025	960,000

	ICE Global Credit Ltd.,
1,000,000	Series 2013-1A-X	1.33%	#^	04/20/2015	1,000,000

	ING Investment Management Ltd.,
2,000,000	Series 2012-1A-B	4.43%	#^	03/14/2022	2,022,000

	LCM LP,
2,000,000	Series 11A-D2	4.25%	#^	04/19/2022	1,967,635

	Nomad Ltd.,
1,500,000	Series 2013-1A-B	3.23%	#^	01/15/2025	1,500,000
1,500,000	Series 2013-1A-C	3.78%	#^	01/15/2025	1,451,430

	N-Star Real Estate Ltd.,
1,566	Series 2004-2A-A1	0.55%	#^	06/28/2039	1,536

	OCP Ltd.,
2,000,000	Series 2013-3A-B	3.03%	#^	01/17/2025	1,941,300

	Race Point Ltd.,
1,000,000	Series 2013-8A-B	2.19%	#^	02/20/2025	1,000,000
500,000	Series 2013-8A-X	1.29%	#^	02/20/2025	500,000

	Saturn Ltd.,
500,000	Series 2007-1A-D	4.29%	#^	05/13/2022	439,730

	Venture Ltd.,
500,000	Series 2012-10A-C	3.55%	#^	07/20/2022	498,067
2,000,000	Series 2012-10A-D	4.50%	#^	07/20/2022	1,985,000

	WhiteHorse Ltd.,
2,000,000	Series 2006-1A-B1L	2.15%	#^	05/01/2018	1,865,742
3,000,000	Wind River Ltd.	3.68%	#^	4/20/2025	2,769,180

	Total Collateralized Loan Obligations (Cost $32,705,983)				32,636,735

FOREIGN CORPORATE BONDS 14.3%
700,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	756,000
4,300,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	4,644,000
2,000,000	AES Gener S.A.	7.50%		03/25/2014	2,115,048
4,700,000	Alfa Invest Ltd.	9.25%		06/24/2013	4,785,540
3,600,000	Alfa MTN Issuance Ltd.	8.00%		03/18/2015	3,883,680
900,000	ALROSA Finance S.A.	8.88%		11/17/2014	994,140
2,100,000	Anadolu Efes Biracilik ve Malt Sanayii A.S.	3.38%	^	11/01/2022	2,010,750
200,000	AngloGold Holdings PLC	6.50%		04/15/2040	199,362
7,650,000	Australia and New Zealand Banking Group Ltd.	4.88%	^	01/12/2021	8,897,302

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$1,500,000	Axiata SPV1 Labuan Ltd.	5.38%		04/28/2020	1,709,028
1,400,000	Banco Bradesco S.A.	5.75%	^	03/01/2022	1,498,000
1,000,000	Banco Davivienda S.A.	2.95%	^	01/29/2018	983,700
2,100,000	Banco de Bogota S.A.	5.00%	^	01/15/2017	2,254,875
2,500,000	Banco de Bogota S.A.	5.38%	^	02/19/2023	2,587,500
2,480,000	Banco de Chile	6.25%		06/15/2016	2,744,021
1,400,000	Banco de Credito del Peru	4.75%		03/16/2016	1,512,000
350,000	Banco de Credito del Peru	9.75%	#	11/06/2069	432,250
503,000	Banco de Credito del Peru	9.75%	#^	11/06/2069	621,205
4,800,000	Banco de Credito e Inversiones	3.00%	^	09/13/2017	4,880,947
200,000	Banco de Credito e Inversiones	3.00%		09/13/2017	203,373
4,650,000	Banco do Brasil S.A.	8.50%	#	04/20/2021	5,603,250
1,000,000	Banco Internacional del Peru	5.75%		10/07/2020	1,093,500
895,000	Banco Internacional del Peru	8.50%	#	04/23/2070	991,212
250,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%	^	04/04/2017	258,250
1,000,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%		04/04/2017	1,033,000
1,000,000	Banco Mercantil del Norte	4.38%		07/19/2015	1,057,500
1,750,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	1,872,500
650,000	Bancolombia S.A.	4.25%		01/12/2016	688,220
900,000	Bank of Moscow	5.97%	#	11/25/2015	946,575
300,000	BFF International Ltd.	7.25%		01/28/2020	357,000
3,287,000	BP Capital Markets PLC	4.75%		03/10/2019	3,812,493
1,000,000	BP Capital Markets PLC	2.50%		11/06/2022	975,399
8,138,000	British Telecommunications PLC	5.95%		01/15/2018	9,711,629
4,200,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	4,389,101
2,000,000	Cemex Espana S.A.	9.25%		05/12/2020	2,230,000
800,000	Cemex Finance LLC	9.50%		12/14/2016	870,000
300,000	Cemex S.A.B. de C.V.	9.00%		01/11/2018	333,750
1,000,000	Cemex S.A.B. de C.V.	5.88%	^	03/25/2019	1,012,500
6,600,000	Cencosud S.A.	4.88%	^	01/20/2023	6,722,384
600,000	CFR International S.A.	5.13%	^	12/06/2022	618,328
8,100,000	Cielo S.A.	3.75%		11/16/2022	7,804,350
600,000	Compania Minera Milpo S.A.A.	4.63%	^	03/28/2023	597,900
9,600,000	Corpbanca S.A.	3.13%		01/15/2018	9,510,134
3,500,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	3,679,375
2,400,000	Corporacion GEO S.A. de C.V.	9.25%		06/30/2020	2,100,000
1,800,000	Corporacion GEO S.A. de C.V.	8.88%		03/27/2022	1,557,000
2,000,000	Corporacion Lindley S.A.	6.75%	^	11/23/2021	2,313,000
700,000	Corporacion Lindley S.A.	6.75%		11/23/2021	809,550
2,444,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	2,507,544
800,000	Corporacion Pesquera Inca S.A.C.	9.00%	^	02/10/2017	820,800
200,000	Cosan Luxembourg S.A.	5.00%	^	03/14/2023	201,700
2,500,000	DBS Bank Ltd.	5.00%	#	11/15/2019	2,638,200
1,086,000	Deutsche Telekom International Finance B.V.	8.75%	#	06/15/2030	1,541,733
4,400,000	Diageo Capital PLC	1.50%		05/11/2017	4,465,116
1,000,000	Digicel Ltd.	7.00%		02/15/2020	1,055,000
1,400,000	Digicel Ltd.	6.00%	^	04/15/2021	1,396,500

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	25

Schedule of Investments  DoubleLine Core Fixed Income Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$1,600,000	Dolphin Energy Ltd.	5.50%	^	12/15/2021	1,854,000
4,195,000	EGE Haina Finance Company	9.50%		04/26/2017	4,362,800
3,000,000	Embraer Overseas Ltd.	6.38%		01/24/2017	3,420,000
1,500,000	Embraer Overseas Ltd.	6.38%		01/15/2020	1,749,450
1,850,000	Empresas ICA S.A.B. de C.V.	8.38%		07/24/2017	1,984,125
1,200,000	Empresas ICA S.A.B. de C.V.	8.38%	^	07/24/2017	1,287,000
1,200,000	Empresas ICA S.A.B. de C.V.	8.90%		02/04/2021	1,300,560
2,380,000	Empresas ICA S.A.B. de C.V.	8.90%		02/04/2021	2,579,444
4,400,000	ESAL GmbH	6.25%	^	02/05/2023	4,444,000
900,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	877,050
4,160,000	France Telecom S.A.	2.75%		09/14/2016	4,351,348
1,300,000	Freeport-McMoRan Copper & Gold, Inc.	2.15%		03/01/2017	1,316,607
2,600,000	Freeport-McMoRan Copper & Gold, Inc.	3.55%		03/01/2022	2,589,319
4,600,000	Gazprombank OJSC	7.93%		06/28/2013	4,677,280
4,400,000	Gazprombank OJSC	5.63%		05/17/2017	4,696,569
2,500,000	Global Bank Corporation	4.75%		10/05/2017	2,562,500
5,325,000	Globo Communicacao e Participacoes S.A.	6.25%	#	07/20/2015	5,713,725
500,000	Globo Communicacao e Participacoes S.A.	5.31%	#^	05/11/2022	543,750
1,500,000	Gruma S.A.B. DE C.V.	7.75%		09/03/2049	1,533,750
2,100,000	Grupo Aval Ltd.	5.25%	^	02/01/2017	2,257,500
3,313,000	Grupo Aval Ltd.	5.25%		02/01/2017	3,561,475
3,200,000	Grupo Aval Ltd.	4.75%	^	09/26/2022	3,216,000
1,800,000	Grupo KUO S.A.B. de C.V.	6.25%		12/04/2022	1,935,000
2,200,000	Grupo KUO S.A.B. de C.V.	6.25%	^	12/04/2022	2,365,000
3,192,507	IIRSA Norte Finance Ltd.	8.75%		05/30/2024	3,938,915
2,200,000	Industrial Senior Trust	5.50%	^	11/01/2022	2,202,750
2,200,000	Industrial Senior Trust	5.50%		11/01/2022	2,202,750
1,100,000	Inkia Energy Ltd.	8.38%		04/04/2021	1,253,450
400,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	455,800
2,300,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	2,630,050
2,700,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	3,087,450
125,000	Intelsat Ltd.	7.75%	^	06/01/2021	127,500
500,000	Intercorp Retail Trust	8.88%	^	11/14/2018	571,875
1,600,000	Inversiones CMPC S.A.	6.13%		11/05/2019	1,822,472
2,700,000	Inversiones CMPC S.A.	4.50%	^	04/25/2022	2,765,993
200,000	Inversiones CMPC S.A.	4.50%		04/25/2022	204,888
2,000,000	IOI Investment BHD	4.38%		06/27/2022	2,070,746
575,000	IOI Ventures BHD	5.25%		03/16/2015	614,401
3,100,000	Itau Unibanco Holding S.A.	5.65%		03/19/2022	3,262,750
500,000	Ixe Banco S.A.	9.25%		10/14/2020	611,250
200,000	Ixe Banco S.A.	9.75%		12/29/2041	200,500
800,000	JBS LLC	7.25%		06/01/2021	842,000
8,100,000	Korea Development Bank	4.38%		08/10/2015	8,705,993
1,000,000	Korea Development Bank	4.00%		09/09/2016	1,091,873
700,000	LPG International, Inc.	7.25%		12/20/2015	780,500
2,800,000	Malayan Banking BHD	3.25%	#	09/20/2022	2,833,662
2,000,000	Mexichem S.A.B. de C.V.	4.88%	^	09/19/2022	2,125,000
3,500,000	Minerva Luxenbourg S.A.	7.75%	^	01/31/2023	3,762,500
1,650,000	NET Servicos de Comunicacao S.A.	7.50%		01/27/2020	1,856,250
2,600,000	Novatek Finance Ltd.	5.33%		02/03/2016	2,795,650
3,800,000	Oversea-Chinese Banking Corporation	4.25%	#	11/18/2019	3,960,520
2,200,000	Pacific Rubiales Energy Corporation	7.25%		12/12/2021	2,511,300
2,400,000	Pacific Rubiales Energy Corporation	7.25%		12/12/2021	2,739,600
3,800,000	Pacific Rubiales Energy Corporation	7.25%	^	12/12/2021	4,337,700

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$7,650,000	Pemex Project Funding Master Trust	6.63%		06/15/2035	9,199,125
1,800,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	1,737,000
1,200,000	Petroleos Mexicanos	3.50%	^	01/30/2023	1,200,000
2,200,000	Phosagro Bond Funding Ltd.	4.20%	^	02/13/2018	2,197,250
1,800,000	Prime Holdings Labuan Ltd.	5.38%		09/22/2014	1,886,947
1,800,000	PTT Public Company Ltd.	3.38%		10/25/2022	1,793,702
2,050,000	PTTEP Australia International Finance Ltd.	4.15%		07/19/2015	2,165,786
600,000	Raizen Energy Finance Ltd.	7.00%		02/01/2017	685,500
1,100,000	Raizen Fuels Finance Ltd.	9.50%		08/15/2014	1,203,400
797,500	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	891,206
1,800,000	Ras Laffan Liquefied Natural Gas Company	5.84%		09/30/2027	2,151,000
2,825,000	Royal KPN N.V.	8.38%		10/01/2030	3,709,197
750,000	RSHB Capital S.A.	7.13%		01/14/2014	783,225
3,300,000	Samarco Mineracao S.A.	4.13%	^	11/01/2022	3,219,150
1,600,000	Samarco Mineracao S.A.	4.13%		11/01/2022	1,560,800
1,000,000	Scotiabank Peru S.A.	4.50%	#	12/13/2027	969,000
7,092,000	Scotiabank Peru S.A.	4.50%	#^	12/13/2027	6,872,148
5,000,000	Sibur Securities Ltd.	3.91%	^	01/31/2018	4,937,500
2,000,000	SMU S.A.	7.75%	^	02/08/2020	2,150,000
300,000	STATS ChipPAC Ltd.	5.38%		03/31/2016	315,000
4,000,000	Steel Funding Ltd.	4.45%	^	02/19/2018	4,010,000
6,500,000	Tanner Servicios Financieros S.A.	4.38%	^	03/13/2018	6,597,500
200,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	217,000
916,364	Tengizchevroil Finance Corporation	6.12%		11/15/2014	948,436
4,600,000	Transocean, Inc.	6.00%		03/15/2018	5,215,623
3,000,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	3,285,000
6,400,000	Tupras Turkiye Petrol Rafinerileri A.S.	4.13%	^	05/02/2018	6,408,000
2,100,000	Tupras Turkiye Petrol Rafinerileri A.S.	4.13%		05/02/2018	2,102,625
200,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	218,000
3,500,000	United Overseas Bank Ltd.	5.38%	#	09/03/2019	3,689,203
900,000	VimpelCom Holdings B.V.	5.20%	^	02/13/2019	908,100
4,000,000	VimpelCom Holdings B.V.	5.95%	^	02/13/2023	3,995,000
7,300,000	VTB Capital S.A.	6.88%		05/29/2018	8,066,500
100,000	WPE International Cooperatief U.A.	10.38%	^	09/30/2020	94,000
3,100,000	WPE International Cooperatief U.A.	10.38%		09/30/2020	2,914,000

	Total Foreign Corporate Bonds (Cost $356,731,888)				365,127,477

26	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 1.0%
$190,000	Colombia Government International Bond	8.70%		02/15/2016	226,478
8,540,000	Corporacion Andina de Fomento	3.75%		01/15/2016	9,076,602
2,304,000	Costa Rica Government International Bond	6.55%		03/20/2014	2,413,440
5,840,000	Mexico Government International Bond	5.63%		01/15/2017	6,745,200
3,000,000	Penerbangan BHD	5.63%		03/15/2016	3,367,338
3,000,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	3,382,485

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $24,474,934)				25,211,543

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 7.2%

	Banc of America Commercial Mortgage, Inc.,
2,500,000	Series 2007-2-AM	5.81%	#	04/10/2049	2,822,961
3,500,000	Series 2007-5-AM	5.77%	#	02/10/2051	3,931,377

	Banc of America Large Loan Trust,
1,555,622	Series 2007-BMB1-A2	0.95%	#^	08/15/2029	1,533,371

	Banc of America Re-Remic Trust,
500,000	Series 2012-CLRN-B	1.80%	#^	08/15/2029	506,548
1,400,000	Series 2012-CLRN-D	2.90%	#^	08/15/2029	1,433,121

	Bear Stearns Commercial Mortgage Securities, Inc.,
261,890	Series 2001-TOP2-C	6.83%	#	02/15/2035	261,515
1,000,000	Series 2005-T18-AJ	5.01%	#	02/13/2042	1,070,038
2,750,000	Series 2007-PW16-AM	5.72%	#	06/11/2040	3,156,561

	CD Commercial Mortgage Trust,
4,902,000	Series 2006-CD3-AM	5.65%		10/15/2048	5,548,961
109,084,729	Series 2007-CD5-XP	0.17%	#^ I/O	11/15/2044	361,507
4,800,000	Series 2007-CS4-AMFX	5.37%	#	12/11/2049	5,179,337

	Citigroup Commercial Mortgage Trust,
700,000	Series 2005-C3-AM	4.83%	#	05/15/2043	751,085
2,000,000	Series 2007-C6-AM	5.70%	#	12/10/2049	2,262,663
4,000,000	Series 2008-C7-AM	6.05%	#	12/10/2049	4,641,330
11,923,784	Series 2012-GC8-XA	2.26%	#^ I/O	09/10/2045	1,601,698

	COBALT Commercial Mortgage Trust,
3,500,000	Series 2007-C2-AMFX	5.53%	#	04/15/2047	3,982,601

	Commercial Mortgage Asset Trust,
150,000	Series 1999-C1-B	7.23%	#	01/17/2032	150,886

	Commercial Mortgage Pass-Through Certificates,
4,933,164	Series 2002-LC4-XA	2.52%	#^I/O	12/10/2044	768,311
985,000	Series 2006-C7-AM	5.96%	#	06/10/2046	1,085,938
2,500,000	Series 2006-C8-AM	5.35%		12/10/2046	2,813,960
3,358,115	Series 2010-C1-XPA	2.37%	#^ I/O	07/10/2046	181,300
400,000	Series 2011-THL-E	5.95%	^	06/09/2028	411,604
29,856,111	Series 2012-CR3-XA	2.22%	#I/O	11/15/2045	4,260,631
2,000,000	Series 2012-FL2-GP1	3.70%	#^	09/17/2029	2,000,000

	Credit Suisse First Boston Mortgage Securities Corporation,
1,000,000	Series 1998-C2-F	6.75%	#^	11/15/2030	1,057,245
325,000	Series 2001-CF2-G	6.93%	^	02/15/2034	315,167
3,455,000	Series 2005-C6-AJ	5.23%	#	12/15/2040	3,715,873

	Credit Suisse Mortgage Capital Certificates,
5,380,000	Series 2006-C3-AM	5.80%	#	06/15/2038	6,051,429
3,750,000	Series 2006-C4-AM	5.51%		09/15/2039	4,140,405
2,500,000	Series 2006-C5-AM	5.34%		12/15/2039	2,760,309
1,971,149	Series 2006-TF2A-A2	0.37%	#^	10/15/2021	1,934,735
2,800,000	Series 2007-TFLA-B	0.35%	#^	02/15/2022	2,721,054
3,800,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	4,205,631
2,500,000	Series 2010-RR1-1B	5.69%	#^	04/16/2049	2,830,370
1,500,000	Series 2010-RR2-3B	5.34%	#^	12/15/2043	1,690,357

	Crest Ltd.,
137,026	Series 2003-2A-A1	0.76%	#^	12/28/2018	136,506

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	DBRR Trust,
$3,800,000	Series 2011-C32-A3B	5.73%	#^	06/17/2049	4,244,507
2,500,000	Series 2012-EZ1-B	1.39%	^	09/25/2045	2,503,378

	DBUBS Mortgage Trust,
5,870,066	Series 2011-LC2A-XA	1.43%	#^ I/O	07/10/2044	395,678

	Extended Stay American Trust,
1,000,000	Series 2013-ESFL-DFL	3.34%	#^	12/05/2031	1,025,757
2,000,000	Series 2013-ESHM-M	7.63%	^	12/05/2019	2,141,524

	Fontainebleau Miami Beach Trust,
2,500,000	Series 2012-FBLU-C	4.27%	^	05/05/2027	2,621,524
1,150,000	Series 2012-FBLU-E	5.25%	^	05/05/2027	1,214,234

	GE Capital Commercial Mortgage Corporation,
1,000,000	Series 2005-C2-B	5.11%	#	05/10/2043	1,035,586

	GMAC Commercial Mortgage Securities, Inc.,
1,000,000	Series 2006-C1-AJ	5.35%	#	11/10/2045	918,277
794,000	Series 2006-C1-AM	5.29%	#	11/10/2045	861,600

	Greenwich Capital Commercial Funding Corporation,
300,000	Series 2004-FL2A-D	0.51%	#^	11/05/2019	296,645
100,000	Series 2004-FL2A-F	0.60%	#^	11/05/2019	94,550
3,500,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	3,975,141
4,000,000	Series 2007-GG9-AMFX	5.48%		03/10/2039	4,364,038

	GS Mortgage Securities Corporation II,
1,600,000	Series 2006-GG6-AJ	5.64%	#	04/10/2038	1,591,462
1,000,000	Series 2006-GG6-AM	5.62%	#	04/10/2038	1,107,726
17,701,283	Series 2006-GG6-XC	0.09%	#^ I/O	04/10/2038	28,464
4,905,100	Series 2011-GC5-XA	1.75%	#^ I/O	08/10/2044	414,567
5,910,047	Series 2012-GC6-XA	2.19%	#^ I/O	01/10/2045	807,484

	JP Morgan Chase Commercial Mortgage Securities Corporation,
640,000	Series 2003-LN1-D	5.02%	#	10/15/2037	651,414
1,000,000	Series 2004-C3-A4	4.66%		01/15/2042	1,001,581
710,580	Series 2006-CB16-X2	0.10%	# I/O	05/12/2045	1,906
44,130,839	Series 2006-LDP8-X	0.54%	# I/O	05/15/2045	660,948
1,000,000	Series 2007-CB18-AMFX	5.40%		06/12/2047	1,123,442
1,800,000	Series 2007-CIBC18-AM	5.47%	#	06/12/2047	2,027,273
4,450,000	Series 2007-CIBC19-AM	5.71%	#	02/12/2049	4,982,020
3,750,000	Series 2007-LD12-AM	6.00%	#	02/15/2051	4,302,876
12,050,000	Series 2009-IWST-XB	0.54%	# ^I/O	12/05/2027	277,608
2,000,000	Series 2009-RR2-GEB	5.54%	^	12/17/2049	2,241,159
12,684,552	Series 2011-C4-XA	1.59%	# ^I/O	07/15/2046	846,827
600,000	Series 2011-PLSD-A2	3.36%	^	11/13/2044	642,338
34,799,051	Series 2012-C8-XA	2.22%	# I/O	10/15/2045	4,617,886
8,897,489	Series 2012-CBX-XA	2.04%	# I/O	06/15/2045	1,020,475

	LB Commercial Mortgage Trust,
3,500,000	Series 2007-C3-AMFL	5.86%	#^	07/15/2044	4,049,330

	LB-UBS Commercial Mortgage Trust,
33,698	Series 2004-C4-A3	5.36%	#	06/15/2029	34,413
1,000,000	Series 2005-C3-AM	4.79%		07/15/2040	1,079,886
3,900,000	Series 2006-C6-AM	5.41%		09/15/2039	4,414,985
10,530,417	Series 2006-C7-XCL	0.28%	#^ I/O	11/15/2038	181,781
8,492,628	Series 2006-C7-XW	0.64%	#^ I/O	11/15/2038	177,797
1,600,000	Series 2007-C1-AJ	5.48%		02/15/2040	1,577,843
2,500,000	Series 2007-C1-AM	5.46%		02/15/2040	2,834,185

	Merrill Lynch Mortgage Trust,
680,000	Series 2005-CIP1-AM	5.11%	#	07/12/2038	732,907
74,950,157	Series 2005-CIP1-XP	0.18%	# I/O	07/12/2038	84,694
1,600,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	1,564,622

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
223,750	Series 2006-4-A2FL	0.32%	#	12/12/2049	223,366
4,000,000	Series 2007-5-AM	5.42%		08/12/2048	4,343,340

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,975,805	Series 2012-C5-XA	1.93%	#^ I/O	08/15/2045	331,121

	Morgan Stanley Capital, Inc.,
325,000	Series 2005-HQ7-AM	5.21%	#	11/14/2042	359,547
4,000,000	Series 2006-HQ8-AJ	5.50%	#	03/12/2044	4,156,154
69,488	Series 2007-HQ12-A2FL	0.45%	#	04/12/2049	67,810
3,700,000	Series 2007-IQ13-AM	5.41%		03/15/2044	4,127,877
29,621,818	Series 2011-C1-XA	0.96%	#^ I/O	09/15/2047	931,043

	Morgan Stanley Re-Remic Trust,
2,500,000	Series 2010-HQ4-AJ	4.97%	^	04/15/2040	2,605,611

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	27

Schedule of Investments  DoubleLine Core Fixed Income Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	SMA Issuer LLC,
$2,065,323	Series 2012-LV1-A	3.50%	^	08/20/2025	2,075,771

	TIAA Seasoned Commercial Mortgage Trust,
1,000,000	Series 2007-C4-AJ	5.54%	#	08/15/2039	1,099,780

	UBS-Barclays Commercial Mortgage Trust,
14,879,556	Series 2012-C3-XA	2.20%	#^ I/O	08/10/2049	2,092,095

	Wachovia Bank Commercial Mortgage Trust,
500,000	Series 2005-C22-AM	5.33%	#	12/15/2044	551,070
250,000	Series 2006-C25-AM	5.73%	#	05/15/2043	283,807
103,944,603	Series 2006-C27-XC	0.06%	#^ I/O	07/15/2045	925,003
18,190,938	Series 2006-C29-IO	0.38%	# I/O	11/15/2048	237,374
1,600,000	Series 2007-C30-AMFL	5.41%	#	12/15/2043	1,562,287
3,500,000	Series 2007-C33-AM	5.93%	#	02/15/2051	3,913,898

	WF-RBS Commercial Mortgage Trust,
19,858,023	Series 2012-C9-XA	2.28%	#^ I/O	11/15/2045	2,822,748

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $180,650,684)				185,758,425

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 14.6%

	ACE Securities Corporation,
3,717,622	Series 2006-NC1-A2C	0.40%	#	12/25/2035	3,655,886

	Adjustable Rate Mortgage Trust,
139,685	Series 2007-3-1A1	3.44%	#^	11/25/2037	96,557

	American General Mortgage Loan Trust,
4,000,000	Series 2010-1-A3	5.65%	#^	03/25/2058	4,231,690

	Banc of America Funding Corporation,
4,903,850	Series 2005-G-A3	5.20%	#	10/20/2035	4,670,346
2,453,040	Series 2006-2-6A2	5.50%		03/25/2036	2,510,892
1,664,260	Series 2006-6-1A2	6.25%		08/25/2036	1,678,344

	Banc of America Mortgage Securities, Inc.,
831,504	Series 2004-8-4A1	5.50%		09/25/2024	850,359

	BCAP LLC Trust,
2,372,393	Series 2009-RR13-6A5	6.07%	#^	04/26/2037	2,496,020

	Bear Stearns Asset Backed Securities Trust,
347,001	Series 2007-SD1-1A3A	6.50%		10/25/2036	280,159

	Chase Mortgage Finance Corporation,
9,847,932	Series 2007-A2-6A4	3.01%	#	07/25/2037	9,062,313
2,887,331	Series 2007-S3-2A1	5.50%		05/25/2037	2,922,256

	Citicorp Mortgage Securities, Inc.,
308,979	Series 2005-1-1A4	5.50%		02/25/2035	324,671

	Citicorp Residential Mortgage Securities, Inc.,
1,800,000	Series 2006-2-A5	6.04%	#	09/25/2036	1,700,682

	Citigroup Mortgage Loan Trust, Inc.,
429,888	Series 2006-WF2-A2C	5.85%	#	05/25/2036	281,397
4,928,000	Series 2008-AR4-2A1B	2.84%	#^	11/25/2038	2,766,917
3,000,000	Series 2010-8-5A4	9.85%	#^	11/25/2036	2,419,532
15,288,402	Series 2010-8-6A4	8.73%	#^	12/25/2036	11,947,600
3,088,977	Series 2011-12-3A1	5.59%	^	09/25/2047	3,119,978

	Citimortgage Alternative Loan Trust,
370,451	Series 2006-A2-A2	6.00%		05/25/2036	309,638
179,903	Series 2006-A5-3A3	6.00%		10/25/2036	145,653
355,756	Series 2007-A1-1A7	6.00%		01/25/2037	301,085

	Countrywide Alternative Loan Trust,
471,596	Series 2005-20CB-1A1	5.50%		07/25/2035	413,436
505,224	Series 2005-28CB-3A6	6.00%		08/25/2035	402,859
2,657,745	Series 2005-46CB-A22	5.25%		10/25/2035	2,459,448
523,920	Series 2005-J10-1A13	0.90%	#	10/25/2035	400,268
856,417	Series 2006-26CB-A9	6.50%		09/25/2036	713,377
3,109,835	Series 2007-12T1-A1	6.00%		06/25/2037	2,558,150
3,258,359	Series 2007-16CB-2A1	0.65%	#	08/25/2037	1,905,825
943,539	Series 2007-16CB-2A2	52.88%	# I/F	08/25/2037	2,329,340
250,610	Series 2007-17CB-1A10	28.96%	# I/F	08/25/2037	437,836
1,294,893	Series 2007-18CB-2A17	6.00%		08/25/2037	1,087,079
5,280,387	Series 2007-23CB-A3	0.70%	#	09/25/2037	3,200,506

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
$5,187,082	Series 2007-23CB-A4	6.30%	# I/F I/O	09/25/2037	1,269,982
922,615	Series 2007-4CB-2A1	7.00%		03/25/2037	350,102

	Countrywide Asset-Backed Certificates,
207,812	Series 2005-13-AF3	5.24%	#	04/25/2036	179,108

	Countrywide Home Loans,
432,263	Series 2002-32-2A6	5.00%		01/25/2018	445,689
1,269,925	Series 2005-28-A7	5.25%		01/25/2019	1,235,637
2,246,139	Series 2007-10-A5	6.00%		07/25/2037	2,037,332
992,167	Series 2007-15-1A16	6.25%		09/25/2037	932,123
2,594,982	Series 2007-3-A17	6.00%		04/25/2037	2,373,128

	Credit Suisse First Boston Mortgage Securities Corporation,
230,644	Series 2005-10-5A5	5.50%		11/25/2035	202,203
4,017,828	Series 2005-8-1A3	5.25%		09/25/2035	4,031,332
4,079,526	Series 2005-8-9A4	5.50%		09/25/2035	3,988,100

	Credit Suisse Mortgage Capital Certificates,
9,614,590	Series 2006-4-6A1	6.00%		05/25/2036	9,329,940
509,146	Series 2006-4-7A1	5.50%		05/25/2021	523,255
2,899,132	Series 2006-7-1A3	5.00%		08/25/2036	2,385,787
266,985	Series 2007-1-3A1	6.00%		02/25/2022	224,743
478,091	Series 2007-2-2A1	5.00%		03/25/2037	473,127
5,359,216	Series 2007-2-2A5	5.00%		03/25/2037	5,035,591
9,654,645	Series 2010-4R-3A17	8.24%	#^	06/26/2037	7,215,119

	Deutsche Mortgage Securities, Inc.,
3,328,758	Series 2006-PR1-3A1	11.84%	#^ I/F	04/15/2036	3,566,663
312,509	Series 2006-PR1-4AI2	14.22%	#^ I/F	04/15/2036	361,933
2,009,236	Series 2006-PR1-5AI4	11.84%	#^ I/F	04/15/2036	2,209,360

	First Horizon Alternative Mortgage Securities,
909,665	Series 2006-FA2-1A5	6.00%		05/25/2036	786,976
224,666	Series 2006-RE1-A1	5.50%		05/25/2035	197,369

	GSAA Home Equity Trust,
1,498,200	Series 2005-7-AF5	4.61%	#	05/25/2035	1,510,448
139	Series 2006-4-4A1	0.30%	#	03/25/2036	139
3,284,939	Series 2007-10-A1A	6.00%		11/25/2037	2,933,097
2,294,735	Series 2007-10-A2A	6.50%		11/25/2037	1,845,909

	GSR Mortgage Loan Trust,
426,425	Series 2006-2F-5A1	4.50%		01/25/2021	417,424
13,844,775	Series 2006-3F-4A1	6.00%		03/25/2036	12,831,600
3,366,490	Series 2007-1F-2A2	5.50%		01/25/2037	3,390,017

	HSI Asset Loan Obligation Trust,
316,284	Series 2006-2-2A1	5.50%		12/25/2021	304,146
8,911,180	Series 2007-2-3A6	6.00%		09/25/2037	8,456,523

	Indymac Mortgage Loan Trust,
11,393,480	Series 2006-AR3-1A1	2.91%	#	12/25/2036	9,642,490

	JP Morgan Alternative Loan Trust,
500,000	Series 2006-S2-A4	6.19%	#	05/25/2036	344,117
10,000,000	Series 2006-S3-A4	6.31%	#	08/25/2036	7,078,685
3,092,583	Series 2006-S3-A6	6.12%	#	08/25/2036	2,957,874
3,528,811	Series 2006-S4-A6	5.71%	#	12/25/2036	3,389,130

	JP Morgan Mortgage Trust,
755,058	Series 2007-S3-1A7	6.00%		08/25/2037	657,512
	JP Morgan Resecuritization Trust,
7,756,728	Series 2011-2-2A3	3.50%	#^	07/26/2036	7,982,782
	Leaf II Receivables Funding LLC,
2,165,309	Series 2010-4-C	5.00%	^	01/20/2019	2,155,349
	Lehman Mortgage Trust,
4,807,407	Series 2005-1-2A4	5.50%		11/25/2035	4,846,088
1,343,851	Series 2006-3-1A5	6.00%		07/25/2036	1,093,565
99,096	Series 2006-9-1A19	29.74%	# I/F	01/25/2037	152,548
1,761,212	Series 2007-10-2A1	6.50%		01/25/2038	1,659,021
364,796	Series 2007-2-1A1	5.75%		02/25/2037	278,520
	MASTR Alternative Loans Trust,
238,030	Series 2005-2-3A1	6.00%		03/25/2035	241,616
100,788	Series 2007-1-2A7	6.00%		10/25/2036	90,897
	MASTR Asset Securitization Trust,
454,149	Series 2003-2-30B2	5.75%		04/25/2033	453,957
99,879	Series 2005-1-2A5	5.00%		05/25/2035	99,838

28	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Mortgage Loan Trust,
$1,197,540	Series 2004-1-1A1	5.00%		11/25/2018	1,230,934
3,041,697	Series 2005-7-7A4	5.50%		11/25/2035	3,103,070
7,274,752	Series 2006-7-3A	5.57%	#	06/25/2036	5,595,397

	Morgan Stanley Re-Remic Trust,
6,705,154	Series 2010-R6-5C	5.75%	#^	05/26/2037	5,598,271

	Nomura Asset Acceptance Corporation,
309,050	Series 2006-AP1-A2	5.52%	#	01/25/2036	217,750

	Nomura Home Equity Loan, Inc.,
758,967	Series 2006-AF1-A2	5.80%	#	10/25/2036	425,654
1,375,810	Series 2007-1-1A1	6.06%	#	02/25/2037	892,422

	Option One Mortgage Loan Trust,
105,270	Series 2004-3-M3	0.85%	#	11/25/2034	94,955

	PHH Alternative Mortgage Trust,
2,935,022	Series 2007-2-4A1	6.00%		05/25/2022	2,859,212

	Residential Accredit Loans, Inc.,
715,899	Series 2004-QS15-A1	5.25%		11/25/2034	735,759
954,605	Series 2005-QS14-3A3	6.00%		09/25/2035	837,729
314,749	Series 2005-QS1-A5	5.50%		01/25/2035	310,831
981,738	Series 2006-QS10-A4	5.75%		08/25/2036	810,220
2,217,300	Series 2006-QS6-1A15	6.00%		06/25/2036	1,840,091
756,093	Series 2006-QS6-2A1	6.00%		06/25/2021	736,233
3,166,145	Series 2007-QS3-A4	6.25%		02/25/2037	2,563,827

	Residential Asset Mortgage Products, Inc.,
550,000	Series 2005-RS1-AI5	5.41%	#	01/25/2035	482,056

	Residential Asset Securitization Trust,
488,743	Series 2005-A10-A3	5.50%		09/25/2035	465,450
498,185	Series 2005-A11-2A4	6.00%		10/25/2035	354,063
168,446	Series 2005-A7-A3	5.50%		06/25/2035	156,701
2,541,536	Series 2006-A6-1A1	6.50%		07/25/2036	1,680,785
264,298	Series 2006-R1-A1	27.58%	# I/F	01/25/2046	357,918

	Residential Funding Mortgage Securities Trust,
337,706	Series 2006-S10-1A2	6.00%		10/25/2036	314,165
1,686,606	Series 2006-S11-A3	6.00%		11/25/2036	1,607,798
3,202,523	Series 2007-S2-A4	6.00%		02/25/2037	3,005,651
2,061,230	Series 2007-S3-1A4	6.00%		03/25/2037	1,955,602

	Structured Adjustable Rate Mortgage Loan Trust,
6,158,023	Series 2005-8XS-A3	0.76%	#	04/25/2035	6,126,660
1,078,353	Series 2006-4-7A1	5.09%	#	05/25/2036	1,070,745

	Structured Asset Securities Corporation,
3,246,364	Series 2003-35-1A1	5.16%	#	12/25/2033	3,280,794
4,332,760	Series 2005-10-1A1	5.75%		06/25/2035	4,364,835
5,277,154	Series 2005-14-1A1	0.50%	#	07/25/2035	4,741,312
3,576,127	Series 2005-16-1A3	5.50%		09/25/2035	3,658,843
2,710,132	Series 2005-RF1-A	0.55%	#^	03/25/2035	2,210,814
2,726,992	Series 2005-RF1-AIO	5.41%	#^ I/O	03/25/2035	518,974

	Washington Mutual Mortgage Pass-Through Certificates,
234,543	Series 2005-1-2A	6.00%		03/25/2035	215,067
2,819,762	Series 2006-1-3A1	5.75%		02/25/2036	2,428,518
6,925,230	Series 2006-8-A6	5.77%	#	10/25/2036	4,820,836
6,115,511	Series 2006-AR19-2A	2.21%	#	01/25/2047	5,622,916
4,932,815	Series 2007-3-A6	6.00%		04/25/2037	4,247,827
309,305	Series 2007-5-A11	38.25%	# I/F	06/25/2037	564,164

	Wells Fargo Alternative Loan Trust,
13,259,596	Series 2007-PA2-1A1	6.00%		06/25/2037	12,264,874
16,339,619	Series 2007-PA5-1A1	6.25%		11/25/2037	15,634,523

	Wells Fargo Mortgage Backed Securities Trust,
7,510,856	Series 2005-12-1A5	5.50%		11/25/2035	7,732,945
4,817,603	Series 2005-17-1A1	5.50%		01/25/2036	5,019,557
261,546	Series 2005-AR14-A6	5.33%	#	08/25/2035	222,768
352,453	Series 2005-AR16-6A4	2.67%	#	10/25/2035	174,525
1,585,001	Series 2006-2-3A1	5.75%		03/25/2036	1,595,056
3,675,917	Series 2006-7-2A1	6.00%		06/25/2036	3,804,267
754,911	Series 2007-10-1A36	6.00%		07/25/2037	743,224
3,637,620	Series 2007-10-1A5	6.00%		07/25/2037	3,671,483
3,867,993	Series 2007-10-2A11	6.00%		07/25/2037	3,749,238
6,243,510	Series 2007-11-A96	6.00%		08/25/2037	6,249,688
7,668,212	Series 2007-14-1A1	6.00%		10/25/2037	7,886,741
1,823,407	Series 2007-4-A16	5.50%		04/25/2037	1,724,928

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Mortgage Backed Securities Trust, (Cont.)
$5,740,285	Series 2007-5-1A1	5.50%		05/25/2037	6,085,744
487,286	Series 2007-7-A1	6.00%		06/25/2037	477,806
8,941,628	Series 2007-8-2A2	6.00%		07/25/2037	8,797,037

	Wells Fargo Mortgage Loan Trust,
11,065,908	Series 2012-RR1-A1	2.85%	#^	08/27/2037	11,274,140

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $350,931,865)				375,061,383

US CORPORATE BONDS 15.4%
4,770,000	ADT Corporation	3.50%	^	07/15/2022	4,764,572
9,525,000	Altria Group, Inc.	2.85%		08/09/2022	9,383,039
8,565,000	American Express Credit Corporation	2.75%		09/15/2015	8,960,643
4,600,000	Arrow Electronics, Inc.	3.38%		11/01/2015	4,779,170
125,000	Ashland, Inc.	4.75%	^	08/15/2022	127,188
4,725,000	AT&T, Inc.	5.35%		09/01/2040	5,077,178
125,000	Avis Budget Car Rental LLC	5.50%	^	04/01/2023	125,313
9,275,000	Bank Of Montreal	1.40%		09/11/2017	9,298,883
4,225,000	BB&T Corporation	1.60%		08/15/2017	4,270,546
200,000	BE Aerospace, Inc.	6.88%		10/01/2020	222,250
5,325,000	Becton Dickinson and Company	3.13%		11/08/2021	5,562,474
5,550,000	Biogen Idec, Inc.	6.88%		03/01/2018	6,800,726
3,052,000	Boeing Company	6.88%		03/15/2039	4,319,316
835,000	Boeing Company	5.88%		02/15/2040	1,066,107
725,000	Boston Properties LP	5.63%		11/15/2020	861,085
3,300,000	Boston Properties LP	4.13%		05/15/2021	3,588,166
400,000	Boston Properties LP	3.85%		02/01/2023	423,536
4,325,000	Burlington Northern Santa Fe LLC	3.00%		03/15/2023	4,367,221
100,000	CCO Holdings LLC	5.25%		09/30/2022	98,750
4,725,000	Celgene Corporation	3.25%		08/15/2022	4,788,272
100,000	Cinemark USA, Inc.	7.38%		06/15/2021	112,250
4,375,000	Coca-Cola Company	1.80%		09/01/2016	4,526,563
2,075,000	ConAgra Foods, Inc.	3.20%		01/25/2023	2,072,510
3,375,000	ConocoPhillips Company	6.50%		02/01/2039	4,529,250
100,000	Constellation Brands, Inc.	7.25%		05/15/2017	115,563
6,492,000	Daimler Finance North America LLC	1.88%	^	09/15/2014	6,589,471
100,000	DaVita, Inc.	5.75%		08/15/2022	104,375
100,000	Delphi Corporation	5.00%		02/15/2023	106,250
4,824,000	Devon Energy Corporation	6.30%		01/15/2019	5,831,160
3,225,000	Devon Energy Corporation	4.00%		07/15/2021	3,447,977
4,350,000	DIRECTV Holdings LLC	5.00%		03/01/2021	4,846,983
4,675,000	Dow Chemical Company	3.00%		11/15/2022	4,604,122
4,065,000	Duke Energy Corporation	3.55%		09/15/2021	4,329,522
3,170,000	Ecolab, Inc.	2.38%		12/08/2014	3,257,410
1,800,000	Ecolab, Inc.	1.00%		08/09/2015	1,805,805
100,000	El Paso LLC	7.00%		06/15/2017	114,873
100,000	Equinix, Inc.	7.00%		07/15/2021	111,375
100,000	Felcor Lodging LP	6.75%		06/01/2019	109,000
7,900,000	Ford Motor Company	7.45%		07/16/2031	10,030,756
200,000	Frontier Communications Corporation	8.50%		04/15/2020	227,500
8,425,000	General Electric Capital Corporation	2.90%		01/09/2017	8,899,723
4,125,000	Goldman Sachs Group, Inc.	5.75%		01/24/2022	4,804,709
3,650,000	Halliburton Company	6.15%		09/15/2019	4,600,084
100,000	Hawk Acquisition Sub, Inc.	4.25%	^	10/15/2020	100,250
100,000	IASIS Healthcare LLC	8.38%		05/15/2019	105,625
5,270,000	Illinois Tool Works, Inc.	3.38%		09/15/2021	5,722,445
100,000	Iron Mountain, Inc.	5.75%		08/15/2024	100,375

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	29

Schedule of Investments  DoubleLine Core Fixed Income Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$6,425,000	JP Morgan Chase & Company	4.95%		03/25/2020	7,376,620
1,750,000	JP Morgan Chase & Company	4.50%		01/24/2022	1,921,379
3,703,000	Kellogg Company	7.45%		04/01/2031	5,032,221
3,025,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	3,809,500
700,000	Kinder Morgan Energy Partners LP	6.50%		09/01/2039	847,691
4,100,000	Kraft Foods, Inc.	5.38%		02/10/2020	4,885,232
6,500,000	Kroger Company	3.40%		04/15/2022	6,784,395
100,000	Lear Corporation	4.75%	^	01/15/2023	98,000
5,685,000	Liberty Mutual Group, Inc.	6.50%	^	05/01/2042	6,500,365
5,333,000	Life Technologies Corporation	6.00%		03/01/2020	5,991,887
100,000	Linn Energy LLC	6.50%		05/15/2019	105,125
5,275,000	Macy’s Retail Holdings, Inc.	2.88%		02/15/2023	5,116,001
3,775,000	Marathon Petroleum Corporation	5.13%		03/01/2021	4,410,197
4,600,000	Mattel, Inc.	2.50%		11/01/2016	4,800,716
6,450,000	Medtronic, Inc.	1.38%		04/01/2018	6,457,753
1,575,000	MetLife, Inc.	6.38%		06/15/2034	2,004,666
2,775,000	MetLife, Inc.	5.70%		06/15/2035	3,258,702
1,100,000	MetLife, Inc.	5.88%		02/06/2041	1,321,807
3,350,000	MetLife, Inc.	4.13%		08/13/2042	3,148,859
100,000	Michaels Stores, Inc.	7.75%		11/01/2018	109,750
4,675,000	Microsoft Corporation	2.13%		11/15/2022	4,579,331
1,015,000	MidAmerican Energy Holdings Company	5.95%		05/15/2037	1,255,158
4,554,000	MidAmerican Energy Holdings Company	6.50%		09/15/2037	5,932,468
4,375,000	Morgan Stanley	3.75%		02/25/2023	4,431,284
5,986,000	Motorola, Inc.	6.00%		11/15/2017	7,013,670
100,000	MPT Operating Partnership LP	6.38%		02/15/2022	108,000
7,540,000	National Rural Utilities Cooperative Finance Corporation	10.38%		11/01/2018	11,016,581
75,000	NCL Corporation Ltd.	5.00%	^	02/15/2018	76,781
4,010,000	Novartis Capital Corporation	4.40%		04/24/2020	4,633,463
4,000,000	ONEOK Partners LP	6.13%		02/01/2041	4,668,588
4,725,000	Oracle Corporation	1.20%		10/15/2017	4,735,400
4,100,000	Phillips 66	5.88%		05/01/2042	4,833,777
950,000	PNC Funding Corporation	6.70%		06/10/2019	1,200,344
5,100,000	PNC Funding Corporation	4.38%		08/11/2020	5,770,196
2,350,000	PNC Funding Corporation	3.30%		03/08/2022	2,427,672
100,000	Regal Entertainment Group	5.75%		02/01/2025	98,500
100,000	Revlon Consumer Products Corporation	5.75%	^	02/15/2021	100,750
100,000	Reynolds Group LLC	7.88%		08/15/2019	110,750
100,000	RR Donnelley & Sons Company	7.88%		03/15/2021	104,750
100,000	Sally Holdings LLC	5.75%		06/01/2022	104,875
100,000	SBA Telecommunications, Inc.	5.75%	^	07/15/2020	104,375
100,000	Service Corporation International	6.75%		04/01/2015	109,125
100,000	SESI LLC	6.38%		05/01/2019	108,000
3,927,000	Simon Property Group LP	5.65%		02/01/2020	4,744,346
6,163,000	Southern Power Company, Series D	4.88%		07/15/2015	6,728,418
296,000	Southwest Airlines Company	5.25%		10/01/2014	312,927
1,854,000	Southwest Airlines Company	5.75%		12/15/2016	2,083,136
4,675,000	Southwest Airlines Company	5.13%		03/01/2017	5,142,266
100,000	Spectrum Brands Escrow Corporation	6.63%	^	11/15/2022	108,750
5,100,000	Teck Resources Ltd.	5.40%		02/01/2043	4,856,812
100,000	Terex Corporation	6.00%		05/15/2021	105,750
4,500,000	Teva Pharmaceutical Finance Company B.V.	2.95%		12/18/2022	4,521,078

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$3,896,000	Time Warner Cable, Inc.	5.00%		02/01/2020	4,439,718
4,925,000	Time Warner Cable, Inc.	4.50%		09/15/2042	4,494,412
100,000	Toll Brothers Finance Corporation	5.88%		02/15/2022	112,005
4,570,000	Tyson Foods, Inc.	4.50%		06/15/2022	4,995,581
100,000	United Rentals, Inc.	8.38%		09/15/2020	112,000
2,000,000	United Technologies Corporation	3.10%		06/01/2022	2,100,348
100,000	Univision Communications, Inc.	6.88%	^	05/15/2019	107,500
3,921,000	Valero Energy Corporation	6.13%		02/01/2020	4,771,100
100,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	110,500
200,000	Virgin Media Finance PLC	4.88%		02/15/2022	203,500
8,636,000	Wal-Mart Stores, Inc.	3.25%		10/25/2020	9,355,854
6,425,000	Waste Management, Inc.	6.13%		11/30/2039	7,915,189
6,185,000	WellPoint, Inc.	5.25%		01/15/2016	6,890,381
2,140,000	WellPoint, Inc.	5.88%		06/15/2017	2,521,573
7,325,000	Wells Fargo & Company	4.60%		04/01/2021	8,379,741
1,000,000	Wells Fargo & Company	3.50%		03/08/2022	1,053,016
4,225,000	Wynn Las Vegas LLC	7.75%		08/15/2020	4,758,406
6,510,000	Xerox Corporation	4.25%		02/15/2015	6,860,349

	Total US Corporate Bonds (Cost $386,422,809)				395,379,721

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 23.8%

	Federal Home Loan Mortgage Corporation,
3,303,444	Pool G01840	5.00%		07/01/2035	3,570,163
2,413,091	Pool G04817	5.00%		09/01/2038	2,595,858
8,832,092	Pool G06871	6.00%		06/01/2038	9,669,047
12,375,059	Pool G06954	6.00%		05/01/2040	13,532,288
6,508,598	Pool N70081	5.50%		07/01/2038	7,050,117
8,832,041	Pool T60854	3.50%		09/01/2042	9,105,857
1,305,695	Pool U60299	4.00%		11/01/2040	1,429,070
246,376	Series 2692-SC	12.88%	# I/F	07/15/2033	290,542
29,301,497	Series 269-30	3.00%		08/15/2042	30,545,110
5,300,000	Series 2722-PS	9.66%	# I/F	12/15/2033	6,403,746
18,599,819	Series 272-30	3.00%		08/15/2042	19,382,303
458,855	Series 2750-ZT	5.00%		02/15/2034	497,485
14,398,050	Series 2890-ZA	5.00%		11/15/2034	16,036,441
778,933	Series 3002-SN	6.30%	# I/F I/O	07/15/2035	145,140
349,748	Series 3045-DI	6.53%	# I/F I/O	10/15/2035	69,757
1,128,415	Series 3116-Z	5.50%		02/15/2036	1,285,930
137,459	Series 3117-ZN	4.50%		02/15/2036	151,915
1,388,859	Series 3203-ZC	5.00%		07/15/2036	1,598,005
554,086	Series 3275-SC	5.88%	# I/F I/O	02/15/2037	63,415
7,005,070	Series 3382-SB	5.80%	# I/F I/O	11/15/2037	675,093
5,092,118	Series 3384-S	6.19%	# I/F I/O	11/15/2037	704,531
5,332,362	Series 3417-SX	5.98%	# I/F I/O	02/15/2038	740,766
677,168	Series 3423-GS	5.45%	# I/F I/O	03/15/2038	79,399
677,168	Series 3423-SG	5.45%	# I/F I/O	03/15/2038	79,399
643,273	Series 3524-LB	5.17%	# I/O	06/15/2038	680,418
2,451,805	Series 3562-WS	4.75%	# I/F I/O	08/15/2039	244,805
1,384,246	Series 3582-SA	5.80%	# I/F I/O	10/15/2049	154,413
1,581,459	Series 3606-CS	6.15%	# I/F I/O	12/15/2039	286,669
911,260	Series 3616-SG	6.15%	# I/F I/O	03/15/2032	180,543
5,354,012	Series 3626-AZ	5.50%		08/15/2036	6,147,203
7,000,000	Series 3641-TB	4.50%		03/15/2040	7,630,035
1,794,387	Series 3666-SC	5.57%	# I/F I/O	05/15/2040	272,468
584,108	Series 3666-VZ	5.50%		08/15/2036	681,975
688,111	Series 3688-CM	4.00%		07/15/2029	705,979
12,175,000	Series 3738-BD	4.00%		10/15/2030	13,396,274
573,294	Series 3745-SY	9.59%	# I/F	10/15/2040	582,248
2,334,919	Series 3779-DZ	4.50%		12/15/2040	2,381,023
1,400,000	Series 3779-YA	3.50%		12/15/2030	1,488,548
578,327	Series 3780-YS	9.49%	# I/F	12/15/2040	591,753
1,033,175	Series 3786-SG	9.09%	# I/F	01/15/2041	1,064,059
541,574	Series 3793-SA	9.39%	# I/F	01/15/2041	549,787

30	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$2,180,752	Series 3795-VZ	4.00%		01/15/2041	2,356,001
129,002	Series 3798-SD	9.19%	# I/F	12/15/2040	133,874
229,083	Series 3805-KS	9.09%	# I/F	02/15/2041	233,866
1,681,669	Series 3806-CZ	5.50%		07/15/2034	1,988,495
1,156,635	Series 3808-DB	3.50%		02/15/2031	1,242,729
4,375,960	Series 3818-CZ	4.50%		03/15/2041	4,807,150
6,630,808	Series 3818-JA	4.50%		01/15/2040	6,872,424
2,215,215	Series 3819-ZU	5.50%		07/15/2034	2,579,815
3,736,782	Series 3824-EY	3.50%		03/15/2031	4,006,778
737,237	Series 3828-SW	12.59%	# I/F	02/15/2041	812,334
4,228,777	Series 3863-ZA	5.50%		08/15/2034	4,986,716
8,000,000	Series 3877-EY	4.50%		06/15/2041	8,833,148
3,206,462	Series 3888-ZG	4.00%		07/15/2041	3,438,638
2,352,261	Series 3910-GZ	5.00%		08/15/2041	2,761,100
18,002,276	Series 3967-ZP	4.00%		09/15/2041	20,285,154
5,223,273	Series 3972-AZ	3.50%		12/15/2041	5,497,706
20,608,062	Series 4057-ZA	4.00%		06/15/2042	23,329,326
7,625,151	Series 4096-DZ	3.50%		08/15/2042	8,087,311
1,502,281	Series R003-ZA	5.50%		10/15/2035	1,710,737

	Federal National Mortgage Association,
368,472	Series 2003-117-KS	6.90%	# I/F I/O	08/25/2033	39,126
3,226,243	Series 2003-92-PZ	5.00%		09/25/2033	3,631,496
500,000	Series 2003-W17-1A7	5.75%		08/25/2033	555,680
5,000,000	Series 2005-20-QH	5.00%		03/25/2035	5,721,695
1,458,485	Series 2006-101-SA	6.38%	# I/F I/O	10/25/2036	235,345
5,000,000	Series 2006-50-PE	5.00%		06/25/2036	5,826,950
673,274	Series 2006-56-SM	6.55%	# I/F I/O	07/25/2036	113,437
825,597	Series 2007-116-BI	6.05%	# I/F I/O	05/25/2037	125,628
2,234,943	Series 2007-30-OI	6.24%	# I/F I/O	04/25/2037	351,871
5,154,763	Series 2008-14-ZA	5.50%		03/25/2038	5,858,682
438,129	Series 2008-29-ZA	4.50%		04/25/2038	472,145
766,372	Series 2008-62-SC	5.80%	# I/F I/O	07/25/2038	83,913
4,096,853	Series 2009-111-EZ	5.00%		01/25/2040	4,516,166
296,264	Series 2009-111-SE	6.05%	# I/F I/O	01/25/2040	30,230
367,795	Series 2009-16-MZ	5.00%		03/25/2029	409,370
798,125	Series 2009-48-WS	5.75%	# I/F I/O	07/25/2039	79,413
4,187,698	Series 2009-62-PS	5.90%	# I/F I/O	08/25/2039	444,336
3,510,708	Series 2009-77-ZA	4.50%		10/25/2039	3,873,633
1,872,378	Series 2009-83-Z	4.50%		10/25/2039	2,007,748
298,487	Series 2010-101-ZH	4.50%		07/25/2040	332,677
224,778	Series 2010-109-BS	52.76%	# I/F	10/25/2040	403,351
1,657,481	Series 2010-112-ZA	4.00%		10/25/2040	1,784,226
981,735	Series 2010-121-SD	4.30%	# I/F I/O	10/25/2040	103,280
29,336	Series 2010-137-VS	14.39%	# I/F	12/25/2040	36,404
2,188,021	Series 2010-150-ZA	4.00%		01/25/2041	2,394,991
807,708	Series 2010-31-SA	4.80%	# I/F I/O	04/25/2040	61,128
550,621	Series 2010-34-PS	4.73%	# I/F I/O	04/25/2040	57,198
831,037	Series 2010-35-SP	6.15%	# I/F I/O	04/25/2050	114,972
549,297	Series 2010-35-SV	6.25%	#I/F I/O	04/25/2040	83,738
10,189,237	Series 2010-37-MY	4.50%		04/25/2040	11,158,076
935,898	Series 2010-59-PS	6.25%	# I/F I/O	03/25/2039	140,290
1,093,071	Series 2010-59-SC	4.80%	# I/F I/O	01/25/2040	130,944
8,062,974	Series 2010-60-VZ	5.00%		10/25/2039	8,798,761
345,556	Series 2010-64-EZ	5.00%		06/25/2040	397,134
1,981,753	Series 2010-7-PE	5.00%		02/25/2040	2,141,138
1,609,316	Series 2010-90-GS	5.80%	# I/F I/O	08/25/2040	203,982
57,791	Series 2010-99-SG	23.98%	# I/F	09/25/2040	107,260
1,813,953	Series 2011-127-PM	4.00%		12/25/2041	1,798,230
6,404,946	Series 2011-141-PZ	4.00%		01/25/2042	7,064,909
13,693,093	Series 2011-18-UZ	4.00%		03/25/2041	15,008,548
1,533,918	Series 2011-25-KY	3.00%		04/25/2026	1,630,195
1,000,000	Series 2011-29-AL	3.50%		04/25/2031	1,066,918
8,161,183	Series 2011-59-MA	4.50%		07/25/2041	8,898,742
9,651,450	Series 2011-63-ZE	4.00%		08/25/2038	10,102,930
2,191,540	Series 2011-72-LZ	5.50%		04/25/2037	2,610,569
567,796	Series 2011-77-CZ	4.00%		08/25/2041	567,162
36,725	Series 2011-87-US	13.34%	# I/F	09/25/2041	36,824
1,386,589	Series 2011-88-SB	8.89%	# I/F	09/25/2041	1,420,485
22,055,067	Series 2012-144-PT	4.43%	#	11/25/2049	23,627,626
1,327,602	Series 400-S4	5.25%	# I/F I/O	11/25/2039	147,733

	Federal National Mortgage Association Pass-Thru,
646,180	Pool 555743	5.00%		09/01/2033	704,208
547,164	Pool 735382	5.00%		04/01/2035	595,274
4,260,531	Pool 735383	5.00%		04/01/2035	4,635,147

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
2,281,693	Pool 735402	5.00%		04/01/2035	2,482,202
3,375,355	Pool 735484	5.00%		05/01/2035	3,665,628
3,510,049	Pool 889509	6.00%		05/01/2038	3,849,939
4,195,985	Pool 890385	6.00%		12/01/2039	4,602,296
557,894	Pool 931104	5.00%		05/01/2039	599,962
7,814,658	Pool 995023	5.50%		08/01/2037	8,573,820
3,921,489	Pool 995112	5.50%		07/01/2036	4,326,955
3,669,154	Pool 995203	5.00%		07/01/2035	3,991,437
2,361,088	Pool AB2123	4.00%		01/01/2031	2,536,399
211,099	Pool AB2370	4.50%		09/01/2035	220,283
11,210,657	Pool AB5459	4.00%		06/01/2042	11,608,635
93,712	Pool AC1032	5.00%		06/01/2040	98,980
71,510	Pool AD2177	4.50%		06/01/2030	77,169
3,859,604	Pool AH7309	4.00%		02/01/2031	4,146,180
3,192,552	Pool AJ1399	4.00%		09/01/2041	3,305,887
12,857,173	Pool AJ4997	4.00%		10/01/2041	13,313,604
10,609,441	Pool AK4039	4.00%		02/01/2042	10,986,077
2,290,652	Pool AL1691	6.00%		06/01/2041	2,515,327
6,048,778	Pool AL1745	6.00%		03/01/2040	6,634,501
4,592,328	Pool AO2980	4.00%		05/01/2042	4,755,356
2,395,011	Pool MA0264	4.50%		12/01/2029	2,586,038
323,454	Pool MA0282	5.00%		12/01/2039	366,702
1,795,873	Pool MA0353	4.50%		03/01/2030	1,942,839
217,846	Pool MA0468	5.00%		07/01/2040	230,091
2,178,571	Pool MA0871	4.00%		10/01/2041	2,255,910
5,835,619	Pool MA0949	3.50%		01/01/2032	6,233,535
1,964,513	Pool MA1068	3.50%		05/01/2042	2,034,621
14,056,499	Pool MA1179	3.50%		09/01/2042	14,558,140
9,660,023	Pool MA1200	3.00%		10/01/2032	10,107,000
9,772,335	Pool MA1237	3.00%		11/01/2032	10,224,508
9,843,930	Pool MA1275	3.00%		12/01/2032	10,299,416

	Government National Mortgage Association,
1,697,062	Pool 752494	5.50%		09/20/2039	1,785,108
271,875	Series 2003-67-SP	6.90%	# I/F I/O	08/20/2033	92,637
615,066	Series 2008-82-SM	5.85%	# I/F I/O	09/20/2038	95,176
8,315,220	Series 2009-32-ZE	4.50%		05/16/2039	9,110,022
4,157,610	Series 2009-35-DZ	4.50%		05/20/2039	4,726,911
4,095,826	Series 2009-75-GZ	4.50%		09/20/2039	4,648,574
4,763,253	Series 2009-75-HZ	5.00%		09/20/2039	5,567,404
187,985	Series 2010-25-ZB	4.50%		02/16/2040	195,729
6,563,941	Series 2011-45-GZ	4.50%		03/20/2041	7,496,496
10,858,311	Series 2011-71-ZA	4.50%		02/20/2041	12,483,659

	Total US Government / Agency Mortgage Backed Obligations (Cost $581,129,868)				608,775,946

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	31

Schedule of Investments  DoubleLine Core Fixed Income Fund  (Cont.)

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
US GOVERNMENT BONDS AND NOTES 19.4%
$30,500,000	United States Treasury Bonds	4.25%	05/15/2039	37,486,422
42,000,000	United States Treasury Bonds	3.75%	08/15/2041	47,505,948
48,000,000	United States Treasury Notes	0.38%	06/30/2013	48,041,280
47,000,000	United States Treasury Notes	0.38%	07/31/2013	47,049,585
20,000,000	United States Treasury Notes	0.13%	08/31/2013	20,003,120
44,000,000	United States Treasury Notes	2.38%	05/31/2018	47,513,136
15,400,000	United States Treasury Notes	1.50%	08/31/2018	15,923,369
43,700,000	United States Treasury Notes	1.25%	04/30/2019	44,294,058
44,400,000	United States Treasury Notes	1.00%	08/31/2019	44,101,676
18,800,000	United States Treasury Notes	1.25%	10/31/2019	18,941,000
43,600,000	United States Treasury Notes	2.63%	11/15/2020	47,561,496
67,000,000	United States Treasury Notes	1.75%	05/15/2022	67,204,149
11,000,000	United States Treasury Notes	1.63%	08/15/2022	10,859,926

	Total US Government Bonds and Notes (Cost $500,106,719)			496,485,165

AFFILIATED MUTUAL FUND 2.3% (a)
5,792,028	Doubleline Floating Rate Fund	*		58,383,641

	Total Affiliated Mutual Fund (Cost $58,000,000)			58,383,641

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 0.0%
485,027	Fidelity Institutional Government Portfolio	0.01%	♦		485,027

	Total Short Term Investments (Cost $485,027)				485,027

	Total Investments 99.3% (Cost $2,471,639,777)				2,543,305,063
	Other Assets in Excess of Liabilities 0.7%				17,743,850

	NET ASSETS 100.0%				$2,561,048,913

PORTFOLIO HOLDINGS as % of Net Assets
US Government / Agency Mortgage Backed Obligations	23.8%
US Government Bonds and Notes	19.4%
US Corporate Bonds	15.4%
Non-Agency Residential Collateralized Mortgage Obligations	14.6%
Foreign Corporate Bonds	14.3%
Non-Agency Commercial Mortgage Backed Obligations	7.2%
Affiliated Mutual Fund	2.3%
Collateralized Loan Obligations	1.3%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.0%
Short Term Investments	0.0%
Other Assets and Liabilities	0.7%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2013.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. As of March 31, 2013, the value of these securities amounted to $302,443,389 or 11.8% of net assets.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates
(a)	Institutional class shares at each Fund

*	Non-Income Producing

♦	Seven-day yield as of March 31, 2013

Investments in Affiliates

Generally, an issuer is an affiliated person of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of DoubleLine Core Fixed Income Fund’s investment in affiliated mutual fund for the year ended March 31, 2013 is as follows:

Fund	Value as of March 31, 2012	Gross Purchases	Gross Sales	Shares Held as of March 31, 2013	Value as of March 31, 2013	Dividend Income Earned in the Year Ended March 31, 2013	Net Realized Gain (Loss) in the Year Ended March 31, 2013
DoubleLine Floating Rate Fund	$—	$58,000,000	$—	5,792,028	$58,383,641	$—	$—

32	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	March 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 94.6%

ABU DHABI 1.2%
$968,064	Dolphin Energy Ltd.	5.89%		06/15/2019	1,101,173
7,000,000	Dolphin Energy Ltd.	5.50%	^	12/15/2021	8,111,250

					9,212,423

ARGENTINA 0.8%
1,700,000	WPE International Cooperatief U.A.	10.38%	^	09/30/2020	1,598,000
5,123,000	WPE International Cooperatief U.A.	10.38%		09/30/2020	4,815,620

					6,413,620

BRAZIL 14.8%
800,000	Banco Bradesco S.A.	5.75%	^	03/01/2022	856,000
9,400,000	Banco do Brasil S.A.	8.50%	#	04/20/2021	11,327,000
4,400,000	BFF International Ltd.	7.25%		01/28/2020	5,236,000
6,800,000	Cielo S.A.	3.75%		11/16/2022	6,551,800
800,000	Cosan Luxembourg S.A.	5.00%	^	03/14/2023	806,800
1,076,000	CSN Islands Corporation	10.00%		01/15/2015	1,202,968
8,220,000	Embraer Overseas Ltd.	6.38%		01/24/2017	9,370,800
2,284,000	Embraer Overseas Ltd.	6.38%		01/15/2020	2,663,829
8,600,000	ESAL GmbH	6.25%	^	02/05/2023	8,686,000
9,305,000	Globo Communicacao e Participacoes S.A.	6.25%	#	07/20/2015	9,984,265
1,600,000	Globo Communicacao e Participacoes S.A.	5.31%	#^	05/11/2022	1,740,000
4,000,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	4,350,000
4,900,000	Itau Unibanco Holding S.A.	5.65%		03/19/2022	5,157,250
3,074,000	JBS LLC	7.25%		06/01/2021	3,235,385
1,900,000	LPG International, Inc.	7.25%		12/20/2015	2,118,500
8,100,000	Minerva Luxembourg S.A.	7.75%	^	01/31/2023	8,707,500
7,380,000	NET Servicos de Comunicacao S.A.	7.50%		01/27/2020	8,302,500
1,748,000	Raizen Energy Finance Ltd.	7.00%		02/01/2017	1,997,090
6,100,000	Raizen Fuels Finance Ltd.	9.50%		08/15/2014	6,673,400
13,700,000	Samarco Mineracao S.A.	4.13%	^	11/01/2022	13,364,350
4,325,000	Samarco Mineracao S.A.	4.13%		11/01/2022	4,219,038

					116,550,475

CHILE 14.9%
1,615,000	AES Gener S.A.	7.50%		03/25/2014	1,707,901
3,426,000	Banco de Chile	6.25%		06/15/2016	3,790,732
12,700,000	Banco de Credito e Inversiones	3.00%	^	09/13/2017	12,914,173
1,300,000	Banco de Credito e Inversiones	3.00%		09/13/2017	1,321,923
3,500,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	3,723,608
7,605,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	7,947,408
15,700,000	Cencosud S.A.	4.88%	^	01/20/2023	15,991,125
2,000,000	CFR International S.A.	5.13%	^	12/06/2022	2,061,094
21,400,000	Corpbanca S.A.	3.13%		01/15/2018	21,199,674
8,200,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	8,620,250
1,700,000	Inversiones CMPC S.A.	4.75%	^	01/19/2018	1,804,922
2,009,000	Inversiones CMPC S.A.	4.75%		01/19/2018	2,132,993
3,900,000	Inversiones CMPC S.A.	6.13%		11/05/2019	4,442,276
4,900,000	Inversiones CMPC S.A.	4.50%	^	04/25/2022	5,019,766
2,800,000	Inversiones CMPC S.A.	4.50%		04/25/2022	2,868,438
5,000,000	SMU S.A.	7.75%	^	02/08/2020	5,375,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$740,000	Sociedad Quimica y Minera S.A.	6.13%		04/15/2016	815,786
16,500,000	Tanner Servicios Financieros S.A.	4.38%	^	03/13/2018	16,747,500

					118,484,569

COLOMBIA 9.1%
2,600,000	Banco Davivienda S.A.	2.95%	^	01/29/2018	2,557,620
2,200,000	Banco de Bogota S.A.	5.00%	^	01/15/2017	2,362,250
1,760,000	Banco de Bogota S.A.	5.00%		01/15/2017	1,889,800
6,000,000	Banco de Bogota S.A.	5.38%	^	02/19/2023	6,210,000
4,950,000	Bancolombia S.A.	4.25%		01/12/2016	5,241,060
1,100,000	Grupo Aval Ltd.	5.25%	^	02/01/2017	1,182,500
5,400,000	Grupo Aval Ltd.	5.25%		02/01/2017	5,805,000
12,000,000	Grupo Aval Ltd.	4.75%	^	09/26/2022	12,060,000
200,000	Grupo Aval Ltd.	4.75%		09/26/2022	201,000
6,314,000	Pacific Rubiales Energy Corporation	7.25%	^	12/12/2021	7,207,431
15,093,000	Pacific Rubiales Energy Corporation	7.25%		12/12/2021	17,228,660
8,776,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	9,609,720

					71,555,041

COSTA RICA 1.6%
6,000,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	6,861,000
4,775,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	5,460,213

					12,321,213

DOMINICAN REPUBLIC 3.0%
1,600,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	1,728,000
11,463,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	12,380,040
9,050,000	EGE Haina Finance Company	9.50%		04/26/2017	9,412,000

					23,520,040

GUATEMALA 1.3%
5,900,000	Industrial Senior Trust	5.50%	^	11/01/2022	5,907,375
4,000,000	Industrial Senior Trust	5.50%		11/01/2022	4,005,000

					9,912,375

INDIA 0.3%
1,250,000	Reliance Holdings USA, Inc.	5.40%	^	02/14/2022	1,395,867
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	666,535

					2,062,402

INDONESIA 1.9%
2,900,000	Freeport-McMoRan Copper & Gold, Inc.	2.15%		03/01/2017	2,937,048
11,957,000	Freeport-McMoRan Copper & Gold, Inc.	3.55%		03/01/2022	11,907,880

					14,844,928

JAMAICA 0.8%
2,700,000	Digicel Ltd.	7.00%		02/15/2020	2,848,500
3,600,000	Digicel Ltd.	6.00%	^	04/15/2021	3,591,000

					6,439,500

KAZAKHSTAN 0.0%
286,364	Tengizchevroil Finance Corporation	6.12%		11/15/2014	296,386

					296,386

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	33

Schedule of Investments  DoubleLine Emerging Markets Fixed Income Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MALAYSIA 3.4%
$3,300,000	Axiata SPV1 Labuan Ltd.	5.38%		04/28/2020	3,759,862
12,300,000	IOI Investment BHD	4.38%		06/27/2022	12,735,088
1,100,000	IOI Ventures BHD	5.25%		03/16/2015	1,175,375
6,330,000	Malayan Banking BHD	3.25%	#	09/20/2022	6,406,099
2,950,000	Prime Holdings Labuan Ltd.	5.38%		09/22/2014	3,092,497

					27,168,921

MEXICO 11.7%
3,300,000	Alpek S.A. de C.V.	4.50%	^	11/20/2022	3,432,000
500,000	Banco Mercantil del Norte	4.38%		07/19/2015	528,750
5,900,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	6,313,000
4,900,000	Cemex Espana S.A.	9.25%		05/12/2020	5,463,500
1,800,000	Cemex Finance LLC	9.50%		12/14/2016	1,957,500
1,100,000	Cemex S.A.B. de C.V.	9.00%		01/11/2018	1,223,750
4,000,000	Cemex S.A.B. de C.V.	5.88%	^	03/25/2019	4,050,000
7,421,000	Corporacion GEO S.A. de C.V.	9.25%		06/30/2020	6,493,375
4,930,000	Corporacion GEO S.A. de C.V.	8.88%		03/27/2022	4,264,450
3,350,000	Empresas ICA S.A.B. de C.V.	8.38%	^	07/24/2017	3,592,875
3,576,000	Empresas ICA S.A.B. de C.V.	8.38%		07/24/2017	3,835,260
7,765,000	Empresas ICA S.A.B. de C.V.	8.90%		02/04/2021	8,415,706
2,859,000	Gruma S.A.B. DE C.V.	7.75%		09/03/2049	2,923,328
6,000,000	Grupo KUO S.A.B. de C.V.	6.25%	^	12/04/2022	6,450,000
3,300,000	Grupo KUO S.A.B. de C.V.	6.25%		12/04/2022	3,547,500
1,745,000	Ixe Banco S.A.	9.25%		10/14/2020	2,133,263
525,000	Ixe Banco S.A.	9.75%		12/29/2041	526,313
12,600,000	Mexichem S.A.B. de C.V.	4.88%	^	09/19/2022	13,387,500
36,000	Pemex Project Funding Master Trust	5.75%		12/15/2015	40,140
10,000,000	Petroleos Mexicanos	6.63%		09/28/2015	10,600,000
2,700,000	Petroleos Mexicanos	3.50%	^	01/30/2023	2,700,000
500,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	545,000

					92,423,210

PANAMA 0.6%
300,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%	^	04/04/2017	309,900
4,595,000	Global Bank Corporation	4.75%		10/05/2017	4,709,875

					5,019,775

PARAGUAY 0.1%
400,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	434,000

					434,000

PERU 7.3%
1,720,000	Banco de Credito del Peru	4.75%		03/16/2016	1,857,600
3,135,000	Banco de Credito del Peru	9.75%	#	11/06/2069	3,871,725
2,033,000	Banco Internacional del Peru	5.75%		10/07/2020	2,223,086
1,773,000	Banco Internacional del Peru	8.50%	#	04/23/2070	1,963,598
2,000,000	Compania Minera Milpo S.A.A.	4.63%	^	03/28/2023	1,993,000
1,000,000	Corporacion Lindley S.A.	6.75%	^	11/23/2021	1,156,500
2,655,000	Corporacion Lindley S.A.	6.75%		11/23/2021	3,070,508
1,700,000	Corporacion Pesquera Inca S.A.C.	9.00%	^	02/10/2017	1,744,200
6,305,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	6,468,930
2,250,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	2,192,625
5,989,940	IIRSA Norte Finance Ltd.	8.75%		05/30/2024	7,390,387

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$600,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	683,700
1,900,000	Inkia Energy Ltd.	8.38%		04/04/2021	2,165,050
1,250,000	Intercorp Retail Trust	8.88%	^	11/14/2018	1,429,688
4,100,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	3,956,500
10,500,000	Scotiabank Peru S.A.	4.50%	#^	12/13/2027	10,174,499
5,000,000	Scotiabank Peru S.A.	4.50%	#	12/13/2027	4,845,000

					57,186,596

QATAR 1.1%
646,400	Ras Laffan Liquefied Natural Gas Company	5.83%		09/30/2016	697,466
2,193,125	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	2,450,817
4,775,000	Ras Laffan Liquefied Natural Gas Company	5.84%		09/30/2027	5,706,125

					8,854,408

RUSSIA 14.8%
500,000	Alfa Bank	6.30%	#	02/22/2017	522,650
10,450,000	Alfa Invest Ltd.	9.25%		06/24/2013	10,640,190
1,000,000	Alfa MTN Issuance Ltd.	8.00%		03/18/2015	1,078,800
1,700,000	ALROSA Finance S.A.	8.88%		11/17/2014	1,877,820
1,500,000	Bank of Moscow	5.97%	#	11/25/2015	1,577,625
200,000	Bank of Moscow	6.02%	#	05/10/2017	208,380
10,000,000	Gaz Capital S.A.	8.13%		07/31/2014	10,850,000
4,400,000	Gaz Capital S.A.	4.95%		05/23/2016	4,718,296
11,014,000	Gazprombank OJSC	7.93%		06/28/2013	11,199,035
500,000	Gazprombank OJSC	5.63%		05/17/2017	533,701
2,885,000	Industry & Construction Bank	5.01%	#	09/29/2015	2,964,338
5,700,000	Novatek Finance Ltd.	5.33%		02/03/2016	6,128,925
5,000,000	Phosagro Bond Funding Ltd.	4.20%	^	02/13/2018	4,993,750
1,400,000	RSHB Capital S.A.	7.13%		01/14/2014	1,462,020
13,100,000	Sibur Securities Ltd.	3.91%	^	01/31/2018	12,936,250
14,600,000	Steel Funding Ltd.	4.45%	^	02/19/2018	14,636,500
5,000,000	Steel Funding Ltd.	4.95%		09/26/2019	5,076,250
2,200,000	VimpelCom Holdings B.V.	5.20%	^	02/13/2019	2,219,800
8,100,000	VimpelCom Holdings B.V.	5.95%	^	02/13/2023	8,089,875
5,700,000	VIP Finance Ltd.	8.38%		04/30/2013	5,732,775
8,800,000	VTB Capital S.A.	6.88%		05/29/2018	9,724,000

					117,170,980

SINGAPORE 1.7%
1,000,000	DBS Bank Ltd.	5.00%	#	11/15/2019	1,055,280
500,000	DBS Bank Ltd.	3.63%	#^	09/21/2022	524,355
3,000,000	Oversea-Chinese Banking Corporation	4.25%	#	11/18/2019	3,126,726
3,523,000	STATS ChipPAC Ltd.	5.38%		03/31/2016	3,699,150
4,470,000	United Overseas Bank Ltd.	5.38%	#	09/03/2019	4,711,639

					13,117,150

SOUTH AFRICA 0.2%
670,000	AngloGold Holdings PLC	6.50%		04/15/2040	667,863
500,000	Transnet Limited	4.50%		02/10/2016	525,582

					1,193,445

THAILAND 0.9%
3,000,000	PTT Public Company Ltd.	3.38%		10/25/2022	2,989,503
4,144,000	PTTEP Australia International Finance Ltd.	4.15%		07/19/2015	4,378,057

					7,367,560

34	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2013

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
TURKEY 3.1%
$5,700,000	Anadolu Efes Biracilik ve Malt Sanayii A.S.	3.38%	^	11/01/2022	5,457,750
18,600,000	Tupras Turkiye Petrol Rafinerileri A.S.	4.13%	^	05/02/2018	18,623,250

					24,081,000

	Total Foreign Corporate Bonds (Cost $732,850,732)				745,630,017

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 3.2%
COLOMBIA 0.2%
1,250,000	Colombia Government International Bond	8.70%		02/15/2016	1,489,988

					1,489,988

COSTA RICA 1.5%
11,128,000	Costa Rica Government International Bond	6.55%		03/20/2014	11,656,580

					11,656,580

MALAYSIA 1.5%
10,003,000	Penerbangan BHD	5.63%		03/15/2016	11,227,827
1,000,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	1,127,495

					12,355,322

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $24,969,214)				25,501,890

SHORT TERM INVESTMENTS 1.1%
8,383,573	Fidelity Institutional Government Portfolio	0.01%	♦		8,383,573

	Total Short Term Investments (Cost $8,383,573)				8,383,573

	Total Investments 98.9% (Cost $766,203,519)				779,515,480
	Other Assets in Excess of Liabilities 1.1%				8,713,727

	NET ASSETS 100.0%				$788,229,207

PORTFOLIO HOLDINGS as % of Net Assets
Chile	14.9%
Brazil	14.8%
Russia	14.8%
Mexico	11.7%
Colombia	9.3%
Peru	7.3%
Malaysia	4.9%
Costa Rica	3.1%
Turkey	3.1%
Dominican Republic	3.0%
Indonesia	1.9%
Singapore	1.7%
Guatemala	1.3%
Abu Dhabi	1.2%
Qatar	1.1%
Thailand	0.9%
Argentina	0.8%
Jamaica	0.8%
Panama	0.6%
India	0.3%
South Africa	0.2%
Paraguay	0.1%
Kazakhstan	0.0%

97.8%

Short Term Investments	1.1%
Other Assets and Liabilities	1.1%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2013.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. As of March 31, 2013, the value of these securities amounted to $288,635,290 or 36.6% of net assets.

♦	Seven-day yield as of March 31, 2013

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	35

Schedule of Investments (Consolidated) DoubleLine Multi-Asset Growth Fund

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 0.3%

	ARES Ltd.,
$1,000,000	Series 2013-1A-D	4.06%	#^	04/15/2025	920,000

	Total Collateralized Loan Obligations (Cost $920,124)				920,000

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 1.2%
3,000,000	Venezuela Government International Bond	10.75%		09/19/2013	3,075,000

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $3,068,524)				3,075,000

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 0.1%

	Bear Stearns Commercial Mortgage Securities, Inc.,
19,735	Series 2002-TOP8-A2	4.83%		08/15/2038	19,735

	Commercial Mortgage Asset Trust,
100,000	Series 1999-C1-B	7.23%	#	01/17/2032	100,590

	Morgan Stanley Capital, Inc.,
19,278,132	Series 2005-HQ6-X2	0.44%	# I/O	08/13/2042	35,472

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $298,734)				155,797

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 5.8%

	Adjustable Rate Mortgage Trust,
383,181	Series 2006-1-2A1	3.29%	#	03/25/2036	300,527

	Banc of America Alternative Loan Trust,
688,316	Series 2006-7-A4	6.00%	#	10/25/2036	555,805

	BCAP LLC Trust,
77,284	Series 2007-AA2-2A5	6.00%		04/25/2037	64,880

	BCAP LLC Trust,
106,000	Series 2010-RR6-1A20	7.26%	#^	08/26/2022	104,263

	Chase Mortgage Finance Corporation,
1,475,758	Series 2007-A1-12A3	5.24%	#	03/25/2037	1,245,119

	Chaseflex Trust,
388,006	Series 2007-M1-2F4	5.17%	#	08/25/2037	323,750

	Citicorp Mortgage Securities, Inc.,
219,284	Series 2007-2-3A1	5.50%		02/25/2037	221,437

	Citigroup Mortgage Loan Trust, Inc.,
357,888	Series 2009-7-2A2	5.50%	^	10/25/2021	333,100

	Citimortgage Alternative Loan Trust,
501,993	Series 2007-A6-1A11	6.00%		06/25/2037	435,568

	Countrywide Alternative Loan Trust,
178,377	Series 2006-32CB-A16	5.50%		11/25/2036	152,786
945,805	Series 2006-J1-2A1	7.00%		02/25/2036	460,882
40,098	Series 2007-17CB-1A10	28.96%	# I/F	08/25/2037	70,054
27,861	Series 2007-21CB-2A2	27.58%	# I/F	09/25/2037	45,323

	Countrywide Asset-Backed Certificates,
841,344	Series 2006-2-2A2	0.39%	#	06/25/2036	810,148

	Countrywide Home Loans,
535,618	Series 2007-10-A5	6.00%		07/25/2037	485,825
27,211	Series 2007-4-1A5	6.50%		05/25/2037	24,951

	Credit Suisse First Boston Mortgage Securities Corporation,
321,426	Series 2005-8-1A3	5.25%		09/25/2035	322,506

	Credit Suisse Mortgage Capital Certificates,
866,338	Series 2006-2-6A8	5.75%		03/25/2036	832,530
59,412	Series 2006-9-4A1	6.00%		11/25/2036	59,807
462,526	Series 2010-7R-4A17	7.60%	#^	04/26/2037	362,438

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Deutsche Mortgage Securities, Inc.,
$296,165	Series 2006-PR1-3A1	11.84%	#^ I/F	04/15/2036	317,332
401,847	Series 2006-PR1-5AI4	11.84%	#^ I/F	04/15/2036	441,872

	First Horizon Alternative Mortgage Securities,
96,826	Series 2007-FA2-1A3	6.00%		04/25/2037	80,881

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	197,660

	GSR Mortgage Loan Trust,
326,900	Series 2006-2F-2A20	10.90%	# I/F	02/25/2036	360,759

	JP Morgan Alternative Loan Trust,
61,620	Series 2005-S1-2A11	6.00%		12/25/2035	55,623
942,491	Series 2006-S1-1A3	5.50%		03/25/2036	809,110

	JP Morgan Mortgage Acquisition Corporation,
200,000	Series 2006-CH2-AF3	5.46%	#	10/25/2036	154,309

	Lavender Trust,
297,000	Series 2010-R12A-A3	6.00%	^	06/26/2037	273,877

	Lehman Mortgage Trust,
162,319	Series 2006-4-1A3	5.20%	# I/F I/O	08/25/2036	27,580
10,144	Series 2006-4-1A4	6.00%		08/25/2036	8,147
90,063	Series 2007-5-11A1	5.68%	#	06/25/2037	66,050

	Lehman XS Trust,
320,000	Series 2005-1-3A3A	5.11%	#	07/25/2035	284,544

	Long Beach Mortgage Loan Trust,
431,242	Series 2005-WL2-M1	0.67%	#	08/25/2035	422,030

	MASTR Resecuritization Trust,
521,219	Series 2008-4-A1	6.00%	#^	06/27/2036	467,599

	Morgan Stanley Mortgage Loan Trust,
497,516	Series 2007-13-6A1	6.00%		10/25/2037	398,255

	Residential Accredit Loans, Inc.,
423,427	Series 2006-QS10-A9	6.50%		08/25/2036	367,063
7,480	Series 2006-QS13-1A8	6.00%		09/25/2036	5,680
417,643	Series 2006-QS2-1A4	5.50%		02/25/2036	339,037
84,032	Series 2006-QS7-A4	0.60%	#	06/25/2036	50,768
252,095	Series 2006-QS7-A5	5.40%	# I/F I/O	06/25/2036	47,217
162,388	Series 2006-QS8-A4	0.65%	#	08/25/2036	99,036
487,164	Series 2006-QS8-A5	5.35%	# I/F I/O	08/25/2036	89,610

	Residential Asset Mortgage Products, Inc.,
446,614	Series 2004-RS2-MII1	1.07%	#	02/25/2034	420,868
3,066	Series 2004-RS9-AI4	4.77%	#	10/25/2032	2,905

	Residential Asset Securitization Trust,
35,000	Series 2005-A12-A12	5.50%		11/25/2035	32,077
973,855	Series 2006-A16-1A3	6.00%		02/25/2037	730,970
726,408	Series 2007-A1-A8	6.00%		03/25/2037	566,421
758,935	Series 2007-A5-2A5	6.00%		05/25/2037	700,207

	Washington Mutual Mortgage Pass-Through Certificates,
407,366	Series 2006-8-A6	5.77%	#	10/25/2036	283,579

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $13,937,459)				15,312,765

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 2.9%

	Federal Home Loan Mortgage Corporation,
952,028	Series 2890-ZA	5.00%		11/15/2034	1,060,362
156,091	Series 3261-SA	6.23%	# I/F I/O	01/15/2037	25,907
256,510	Series 3317-DS	14.49%	# I/F	05/15/2037	324,862
340,457	Series 3355-BI	5.85%	# I/F I/O	08/15/2037	52,592
477,386	Series 3384-S	6.19%	# I/F I/O	11/15/2037	66,050
793,682	Series 3384-SG	6.11%	# I/F I/O	08/15/2036	114,558
496,034	Series 3417-SX	5.98%	# I/F I/O	02/15/2038	68,908
846,460	Series 3423-GS	5.45%	# I/F I/O	03/15/2038	99,248
8,628,174	Series 3423-TG	0.35%	# I/F I/O	03/15/2038	65,485
943,944	Series 3500-SA	5.32%	# I/F I/O	01/15/2039	111,735
899,213	Series 3523-SM	5.80%	# I/F I/O	04/15/2039	119,259
245,180	Series 3562-WS	4.75%	# I/F I/O	08/15/2039	24,480
500,000	Series 3641-TB	4.50%		03/15/2040	545,002
690,692	Series 3728-SV	4.25%	# I/F I/O	09/15/2040	79,142
14,913	Series 3739-LS	9.59%	# I/F	10/15/2040	15,010

36	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2013

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$820,305	Series 3758-S	5.83%	# I/F I/O	11/15/2040	101,527
73,246	Series 3779-DZ	4.50%		12/15/2040	74,693
54,474	Series 3780-YS	9.49%	# I/F	12/15/2040	55,738
30,088	Series 3793-SB	9.99%	# I/F	01/15/2041	30,686
921,027	Series 3815-ST	5.65%	# I/F I/O	02/15/2041	113,289
457,182	Series 3900-SB	5.77%	# I/F I/O	07/15/2041	58,240
354,569	Series 3923-CZ	5.00%		09/15/2041	425,662
522,327	Series 3972-AZ	3.50%		12/15/2041	549,771
1,047,691	Series 3982-TZ	4.00%		01/15/2042	1,189,774

	Federal National Mortgage Association,
303,851	Series 2006-101-SA	6.38%	# I/F I/O	10/25/2036	49,030
148,350	Series 2006-123-LI	6.12%	# I/F I/O	01/25/2037	28,087
1,065,078	Series 2007-39-AI	5.92%	# I/F I/O	05/25/2037	194,077
641,876	Series 2007-57-SX	6.42%	# I/F I/O	10/25/2036	109,157
45,218	Series 2009-49-S	6.55%	# I/F I/O	07/25/2039	6,239
901,704	Series 2009-86-CI	5.60%	# I/F I/O	09/25/2036	134,456
649,853	Series 2009-90-IA	5.55%	# I/F I/O	03/25/2037	70,376
607,260	Series 2009-90-IB	5.52%	# I/F I/O	04/25/2037	65,292
10,732	Series 2010-155-SA	9.59%	# I/F	01/25/2041	10,782
1,019,163	Series 2010-39-SL	5.47%	# I/F I/O	05/25/2040	132,609
8,314	Series 2011-123-SC	9.39%	# I/F	12/25/2041	8,332
1,122,024	Series 2011-5-PS	6.20%	# I/F I/O	11/25/2040	126,713
311,182	Series 2012-30-DZ	4.00%		04/25/2042	352,860

	Government National Mortgage Association,
100,496	Series 2009-6-SM	5.75%	# I/F I/O	02/20/2038	14,469
37,076	Series 2011-12-PO	0.00%	P/O	12/20/2040	36,821
33,238	Series 2011-14-SM	9.29%	# I/F	08/16/2040	33,825
546,995	Series 2011-45-GZ	4.50%		03/20/2041	624,708
250,000	Series 2011-7-LS	9.47%	# I/F	12/20/2040	288,272

	Total US Government / Agency Mortgage Backed Obligations (Cost $7,013,345)				7,658,085

AFFILIATED MUTUAL FUND 20.7% (a)
4,844,275	DoubleLine Total Return Bond Fund				54,934,079

	Total Affiliated Mutual Fund (Cost $54,446,221)				54,934,079

EXCHANGE TRADED FUNDS AND COMMON STOCK 20.7%
300,000	First Trust ISE-Revere Natural Gas Index Fund				5,046,000
300,000	iShares FTSE China 25 Index Fund				11,070,000
265,000	iShares MSCI Hong Kong Index Fund				5,257,600
1,120,000	iShares MSCI Japan Index Fund				12,096,000
255,000	Japan Equity Fund, Inc.	*			1,596,300
140,000	Morgan Stanley China A Share Fund, Inc.				3,305,400
100,000	Pioneer Floating Rate Trust				1,382,000
525,000	PowerShares Senior Loan Portfolio ETF Trust				13,182,750
98,600	Ultra Petroleum Corporation	*			1,981,860

	Total Exchange Traded Funds and Common Stock (Cost $52,668,764)				54,917,910

PRINCIPAL AMOUNT / CONTRACTS / SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
PURCHASED OPTIONS 0.4%
12,000	CBOE Volatility Index Call, Expiration April 2013, Strike Price $18.00			516,000
10	Gold London PM Fix Call, Expiration December 2014, Strike Price $2,000.00			44,186
5	Crude Oil European Call, Expiration December 2013, Strike Price $130.00			800
158,676	Dow Jones—UBS Commodity Index Call, Expiration April 2013, Strike Price $141.48			13,040
158,676	Dow Jones—UBS Commodity Index Put, Expiration April 2013, Strike Price $141.48			646,504
137,704	S&P GSCI Grains Official Close Index Call, Expiration May 2013, Strike Price $52.65			5,255

	Total Purchased Options (Cost $3,894,607)			1,225,785

SHORT TERM INVESTMENTS 45.7%
101,486,836	Fidelity Institutional Government Portfolio	0.01%	♦		101,486,836
1,990,000	Morgan Stanley Institutional Liquidity Funds	0.05%	♦		1,990,000
$3,000,000	United States Treasury Bills	0.00%		04/18/2013	2,999,893
14,450,000	United States Treasury Bills	0.00%		01/24/2013	14,449,542

	Total Short Term Investments (Cost $126,926,271)				120,926,271

	Total Investments 97.8% (Cost $257,174,049)				259,125,692
	Other Assets in Excess of Liabilities 2.2%				5,702,222

	NET ASSETS 100.0%				$264,827,914

PORTFOLIO HOLDINGS as % of Net Assets
Short Term Investments	45.7%
Affiliated Mutual Fund	20.7%
Exchange Traded Funds and Common Stock	20.7%
Non-Agency Residential Collateralized Mortgage Obligations	5.8%
US Government / Agency Mortgage Backed Obligations	2.9%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.2%
Purchased Options	0.4%
Collateralized Loan Obligations	0.3%
Non-Agency Commercial Mortgage Backed Obligations	0.1%
Other Assets and Liabilities	2.2%

100.0%

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	37

Schedule of Investments (Consolidated)  DoubleLine Multi-Asset Growth Fund  (Cont.)

#	Variable rate security. Rate disclosed as of March 31, 2013.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. As of March 31, 2013, the value of these securities amounted to $3,220,481 or 1.2% of net assets.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates

P/O	Principal only security
(a)	Institutional class shares held at each Fund

*	Non-Income Producing

♦	Seven-day yield as of March 31, 2013

Written Options
Contracts	Security Description	Value
4,000	CBOE Volatility Index Call, Expiration April 2013, Strike Price $24.00	$(60,000)
5	Crude Oil Europe Call, Expiration December 2013, Strike Price $180.00	(100)

Total Written Options (Premiums Received $294,684)		$(60,100)

Futures Contracts - Long
Contracts	Security Description	Expiration Month	Unrealized Appreciation (Depreciation)
525	Nikkei-225 Stock Average Future	6/2013	$1,249,655
196	Corn Future	5/2013	(304,051)
145	Silver Future	5/2013	(2,147,487)

			$(1,201,883)

Futures Contracts - Short
Contracts	Security Description	Expiration Month	Unrealized Appreciation (Depreciation)
100	British Pound Future	6/2013	$(39,373)
200	Canadian Dollar Future	6/2013	(217,270)

			$(256,643)

Credit Default Swaps - Sell Protection
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Markit CMBX .NA.BB Series 6	Morgan Stanley	2,000,000	05/11/2063	$(152,742)
Markit CMBX .NA.BB Series 6	Morgan Stanley	2,000,000	05/11/2063	(113,977)

				$(266,719)

Total Return Swaps - Long
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Brent Crude Official Close Index	Morgan Stanley	1,425,000	04/04/2013	$—
S&P GSCI Corn Official Close Index	Morgan Stanley	1,425,000	04/04/2013	—
S&P GSCI Heating Oil Official Close Index	Morgan Stanley	1,425,000	04/04/2013	—
S&P GSCI Soybeans Official Close Index	Morgan Stanley	1,425,000	04/04/2013	—
S&P GSCI Sugar Official Close Index	Morgan Stanley	1,425,000	04/04/2013	—
S&P GSCI Unleaded Gasoline Official Close Index	Morgan Stanley	1,425,000	04/04/2013	—

				$—

38	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2013

Total Return Swaps - Short
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Aluminum Official Close Index	Morgan Stanley	1,425,000	04/04/2013	$—
S&P GSCI Coffee Official Close Index	Morgan Stanley	1,425,000	04/04/2013	—
S&P GSCI Cotton Official Close Index	Morgan Stanley	1,425,000	04/04/2013	—
S&P GSCI Kansas Wheat Official Close Index	Morgan Stanley	1,425,000	04/04/2013	—
S&P GSCI Natural Gas Official Close Index	Morgan Stanley	1,425,000	04/04/2013	—
S&P GSCI Zinc Official Close Index	Morgan Stanley	1,425,000	04/04/2013	—

				$—

Investments in Affiliates

Generally, an issuer is an affiliated person of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of DoubleLine Multi-Asset Growth Fund’s (Consolidated) investments in affiliated mutual funds for the year ended March 31, 2013 is as follows:

Fund	Value as of March 31, 2012	Gross Purchases	Gross Sales	Shares Held as of March 31, 2013	Value as of March 31, 2013	Dividend Income Earned in the Year Ended March 31, 2013	Net Realized Gain (Loss) in the Year Ended March 31, 2013
DoubleLine Total Return Bond Fund	$24,203,882	$30,400,000	$—	4,844,275	$54,934,079	$1,867,562	$—
DoubleLine Core Fixed Income Fund	3,866,013	—	3,918,445	—	—	26,103	135,489
DoubleLine Emerging Markets Fixed Income Fund	6,863,366	—	6,824,881	—	—	21,186	79,392
DoubleLine Low Duration Bond Fund	4,003,271	9,980,000	12,915,381	—	—	145,308	50,381

	$38,936,532	$40,380,000	$23,658,707	4,844,275	$54,934,079	$2,060,159	$265,262

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	39

Schedule of Investments DoubleLine Low Duration Bond Fund

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 11.7%

	ACA Ltd.,
$917,202	Series 2006-1A-A1	0.55%	#^	07/25/2018	908,156

	Adirondack Park Ltd.,
2,000,000	Series 2013-1A-X	1.28%	#^	04/15/2016	2,000,000

	ALM Loan Funding,
532,749	Series 2012-7A-X	1.30%	#^	10/19/2024	533,286

	ARES Ltd.,
847,798	Series 2006-5RA-A2	0.54%	#^	02/24/2018	844,164
2,750,819	Series 2006-6RA-A1B	0.51%	#^	03/12/2018	2,728,035
1,500,328	Series 2006-6RA-A2	0.56%	#	03/12/2018	1,482,468

	Atrium Corporation,
876,389	Series 3A-A1	0.62%	#^	10/27/2016	875,394
239,235	Series 4A-A2	0.53%	#^	06/08/2019	237,302
1,818,182	Series 4X-A1A	0.53%	#	06/08/2019	1,803,495

	Avalon Capital Ltd.,
2,111,605	Series 2005-A1-A1	0.56%	#^	02/24/2019	2,103,767

	Avenue Ltd.,
199,491	Series 2004-1A-A1L	0.64%	#^	02/15/2017	199,636

	Ballyrock Ltd.,
1,418,758	Series 2006-1A-A	0.51%	#^	08/28/2019	1,407,959

	Black Diamond Ltd.,
477,198	Series 2005-1A-A1	0.55%	#^	06/20/2017	476,882

	Canyon Capital Ltd.,
2,119,700	Series 2004-1A-A1A	0.68%	#^	10/15/2016	2,118,382
1,500,000	Series 2012-1A-C	2.80%	#^	10/15/2016	1,500,732
3,000,000	Series 2012-1A-X	1.30%	#^	01/15/2015	3,003,428

	Centurion Ltd.,
1,158,088	Series 2004-7A-A2	0.70%	#^	01/30/2016	1,155,825
2,500,000	Series 2004-7A-B2	1.70%	#^	01/30/2016	2,510,997

	Dryden Senior Loan Fund,
250,000	Series 2012-25A-D	4.33%	#^	01/15/2025	250,620
3,000,000	Series 2013-26A-X	1.33%	#^	07/15/2016	3,004,115

	FriedbergMilstein Private Capital Fund,
37,028	Series 2004-1A-B2	5.41%	^	01/15/2019	37,099

	Galaxy Ltd.,
471,038	Series 2005-5A-A1	0.56%	#^	10/20/2017	470,206

	Gannett Peak CLO Ltd.,
780,000	Series 2006-1A-A1A	0.55%	#^	10/27/2020	770,215

	GSC Partners Fund Ltd.,
222,039	Series 2004-5A-A1	0.67%	#^	11/20/2016	222,309

	Gulf Stream-Sextant Ltd.,
1,453,136	Series 2006-1A-A2	0.54%	#^	08/21/2020	1,433,256

	ICE Global Credit Ltd.,
5,250,000	Series 2013-1A-X	1.33%	#^	04/20/2015	5,250,000

	ING Investment Management Ltd.,
2,000,000	Series 2012-1A-B	4.43%	#^	03/14/2022	2,022,000

	KKR Financial Corporation,
2,208,988	Series 2006-1A-A1	0.57%	#^	08/25/2018	2,159,788
4,050,157	Series 2007-AA-A	1.05%	#^	10/15/2017	4,038,759

	Landmark III Ltd.,
163,848	Series 2003-3A-A2L	1.30%	#^	01/15/2016	164,004
3,000,000	Series 2003-3A-A3L	2.05%	#^	01/15/2016	2,998,466

	LCM LP,
3,250,000	Series 13A-X	1.24%	#^	01/19/2016	3,251,613

	Madison Park Funding Ltd.,
4,000,000	Series 2012-10A-X	1.37%	#^	01/20/2025	4,004,043

	Monument Park Ltd.,
78,139	Series 2003-1A-A1	0.85%	#^	01/20/2016	78,208

	Mountain Capital Ltd.,
960,645	Series 2005-4A-A1L	0.53%	#^	03/15/2018	953,150

	Northwoods Capital Corporation,
5,000,000	Series 2012-9A-X	1.37%	#^	01/18/2016	5,012,683

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Oak Hill Credit Partners,
$1,674,827	Series 2012-7A-X	1.29%	#^	11/20/2023	1,676,393

	OCP Ltd.,
3,750,000	Series 2012-2A-X1	1.29%	#^	11/22/2013	3,764,628

	OHA Loan Funding Ltd.,
2,000,000	Series 2012-1A-X	1.30%	#^	01/23/2025	1,999,901

	Pacifica Ltd.,
76,035	Series 2004-3A-A1	0.67%	#^	05/13/2016	75,956

	Race Point Ltd.,
549,165	Series 2012-7A-X	1.29%	#^	11/08/2024	549,718

	Regatta Funding Ltd.,
80,000	Series 2007-1A-X	0.53%	#^	06/15/2013	79,928

	Sagamore Ltd.,
893,190	Series 2003-1A-A2	0.84%	#^	10/15/2015	893,888

	Suffield Ltd.,
87,384	Series 4-A	2.35%	#^	09/26/2014	87,807

	Venture Ltd.,
109,661	Series 2003-1A-A1	0.80%	#^	01/21/2016	109,732
98,512	Series 2004-1A-A1	0.64%	#^	08/15/2016	98,373

	Wind River Ltd.,
132,612	Series 2004-1A-A1	0.61%	#^	12/19/2016	132,213

	Total Collateralized Loan Obligations (Cost $71,217,504)				71,478,979

FOREIGN CORPORATE BONDS 18.9%
400,000	Abu Dhabi National Energy Company	6.60%		08/01/2013	407,600
1,200,000	Abu Dhabi National Energy Company	4.75%		09/15/2014	1,261,008
2,318,000	AES Gener S.A.	7.50%		03/25/2014	2,451,341
1,600,000	AK Transneft OJSC	5.67%		03/05/2014	1,666,560
1,200,000	Alfa Invest Ltd.	9.25%		06/24/2013	1,221,840
1,050,000	Australia and New Zealand Banking Group Ltd.	2.13%	^	01/10/2014	1,064,001
2,900,000	Banco Bradesco S.A.	2.39%	#	05/16/2014	2,936,537
1,500,000	Banco Davivienda S.A.	2.95%	^	01/29/2018	1,475,550
200,000	Banco de Bogota S.A.	5.00%	^	01/15/2017	214,750
800,000	Banco de Bogota S.A.	5.00%		01/15/2017	859,000
2,635,000	Banco de Chile	6.25%		06/15/2016	2,915,522
2,749,000	Banco de Credito del Peru	4.75%		03/16/2016	2,968,920
600,000	Banco de Credito e Inversiones	3.00%		09/13/2017	610,118
800,000	Banco de Credito e Inversiones	3.00%	^	09/13/2017	813,491
2,900,000	Banco do Brasil S.A.	4.50%		01/22/2015	3,030,500
300,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%	^	04/04/2017	309,900
200,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%		04/04/2017	206,600
3,153,000	Banco Mercantil del Norte	4.38%		07/19/2015	3,334,298
600,000	Banco Safra S.A.	3.50%		05/16/2014	611,250
2,500,000	Bancolombia S.A.	4.25%		01/12/2016	2,647,000
850,000	BP Capital Markets PLC	3.63%		05/08/2014	878,350
700,000	BP Capital Markets PLC	3.13%		10/01/2015	739,562
1,550,000	British Telecommunications PLC	2.00%		06/22/2015	1,586,650
1,822,000	Celulosa Arauco y Constitucion S.A.	5.13%		07/09/2013	1,840,528
1,070,000	Celulosa Arauco y Constitucion S.A.	5.63%		04/20/2015	1,149,506
2,500,000	Corpbanca S.A.	3.13%		01/15/2018	2,476,598
300,000	CSN Islands Corporation	10.00%		01/15/2015	335,400
900,000	CSN Islands VIII Corporation	9.75%		12/16/2013	947,700

40	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$1,500,000	Diageo Capital PLC	7.38%		01/15/2014	1,578,558
1,890,750	Dolphin Energy Ltd.	5.89%		06/15/2019	2,150,728
2,500,000	Embraer Overseas Ltd.	6.38%		01/24/2017	2,850,000
300,000	Export-Import Bank of Korea	4.13%		09/09/2015	322,659
145,000	France Telecom S.A.	4.38%		07/08/2014	151,371
650,000	France Telecom S.A.	2.13%		09/16/2015	667,337
800,000	Freeport-McMoRan Copper & Gold, Inc.	2.15%		03/01/2017	810,220
300,000	Gaz Capital S.A.	7.34%		04/11/2013	300,795
300,000	Gaz Capital S.A.	7.51%		07/31/2013	306,930
1,800,000	Gaz Capital S.A.	8.13%		07/31/2014	1,953,000
1,200,000	Gazprombank OJSC	7.93%		06/28/2013	1,220,160
1,000,000	Gazprombank OJSC	6.50%		09/23/2015	1,084,100
1,240,000	Global Bank Corporation	4.75%		10/05/2017	1,271,000
200,000	Grupo Aval Ltd.	5.25%	^	02/01/2017	215,000
2,300,000	Grupo Aval Ltd.	5.25%		02/01/2017	2,472,500
2,600,000	Hutchison Whampoa International Ltd.	4.63%		09/11/2015	2,810,353
700,000	Hyundai Capital America	3.75%		04/06/2016	742,848
150,000	Industrial Bank of Korea	7.13%		04/23/2014	160,043
1,500,000	Industry & Construction Bank	5.01%	#	09/29/2015	1,541,250
1,368,000	Inversiones CMPC S.A.	4.88%		06/18/2013	1,378,447
1,200,000	Inversiones CMPC S.A.	4.75%		01/19/2018	1,274,063
1,005,000	IOI Ventures BHD	5.25%		03/16/2015	1,073,866
150,000	KazMunayGas National Company	8.38%		07/02/2013	152,650
1,175,000	Korea Development Bank	4.38%		08/10/2015	1,262,906
800,000	Korea Development Bank	3.25%		03/09/2016	848,372
2,775,000	LPG International, Inc.	7.25%		12/20/2015	3,094,125
1,200,000	Lukoil International Finance BV	6.38%		11/05/2014	1,290,360
100,000	MTR Corporation	4.50%		08/14/2013	101,261
400,000	MTR Corporation	4.75%		01/21/2014	412,577
1,450,000	National Australia Bank Ltd.	1.60%		08/07/2015	1,476,170
2,500,000	Novatek Finance Ltd.	5.33%		02/03/2016	2,688,125
1,850,000	PCCW-HKT Capital No. 3 Ltd.	5.25%		07/20/2015	2,004,547
660,000	Pemex Project Funding Master Trust	5.75%		12/15/2015	735,900
2,366,864	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	2,159,763
363,000	Petronas Global Sukuk Ltd.	4.25%	^	08/12/2014	379,753
1,000,000	Petronas Global Sukuk Ltd.	4.25%		08/12/2014	1,046,152
700,000	Prime Holdings Labuan Ltd.	5.38%		09/22/2014	733,813
2,586,000	PTTEP Australia International Finance Ltd.	4.15%		07/19/2015	2,732,060
600,000	Qtel International Finance Ltd.	6.50%		06/10/2014	639,240
2,000,000	Qtel International Finance Ltd.	3.38%		10/14/2016	2,112,000
1,000,000	Raizen Energy Finance Ltd.	7.00%		02/01/2017	1,142,500
1,900,000	Raizen Fuels Finance Ltd.	9.50%		08/15/2014	2,078,600
250,000	Ras Laffan Liquefied Natural Gas Company	5.50%		09/30/2014	266,563
646,400	Ras Laffan Liquefied Natural Gas Company	5.83%		09/30/2016	697,466
1,865,000	Royal Bank of Canada	1.00%	#	10/30/2014	1,882,085
1,000,000	RSHB Capital S.A.	7.13%		01/14/2014	1,044,300
600,000	Russian Agricultural Bank	7.18%		05/16/2013	605,385
1,300,000	Sberbank of Russia	6.47%		07/02/2013	1,320,020
1,720,000	Sociedad Quimica y Minera S.A.	6.13%		04/15/2016	1,896,152
1,618,000	Southern Copper Corporation	6.38%		07/27/2015	1,779,679
1,000,000	Tanner Servicios Financieros S.A.	4.38%	^	03/13/2018	1,015,000
1,000,000	Telefonos de Mexico S.A.B.	5.50%		01/27/2015	1,075,000
114,545	Tengizchevroil Finance Corporation	6.12%		11/15/2014	118,555
820,000	TM Global, Inc.	5.25%		09/22/2014	865,585
500,000	TNK-BP Finance S.A.	6.25%		02/02/2015	535,450
800,000	Transnet Limited	4.50%		02/10/2016	840,931
800,000	Tupras Turkiye Petrol Rafinerileri A.S.	4.13%		05/02/2018	801,000
2,000,000	Tupras Turkiye Petrol Rafinerileri A.S.	4.13%	^	05/02/2018	2,002,500

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$718,000	United Overseas Bank Ltd.	4.50%		07/02/2013	724,883
600,000	Vale Overseas Ltd.	9.00%		08/15/2013	618,750
1,000,000	VTB Capital S.A.	6.47%		03/04/2015	1,072,500
1,900,000	WPP Finance UK	8.00%		09/15/2014	2,086,572

	Total Foreign Corporate Bonds (Cost $114,732,164)				115,634,558

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 2.4%
566,000	Colombia Government International Bond	2.09%	#	11/16/2015	571,613
2,184,000	Colombia Government International Bond	8.70%		02/15/2016	2,603,306
1,500,000	Corporacion Andina de Fomento	3.75%		01/15/2016	1,594,251
2,490,000	Costa Rica Government International Bond	6.55%		03/20/2014	2,608,275
3,900,000	Panama Government International Bond	7.25%		03/15/2015	4,358,250
600,000	South Africa Government International Bond	6.50%		06/02/2014	639,600
2,400,000	State of Qatar	4.00%		01/20/2015	2,535,600

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $14,739,976)				14,910,895

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 16.8%

	Asset Securitization Corporation,
6,360,128	Series 1997-D4-PS1	0.83%	# I/O	04/14/2029	337,475

	Banc of America Large Loan Trust,
2,333,433	Series 2007-BMB1-A2	0.95%	#^	08/15/2029	2,300,056

	Banc of America Re-Remic Trust,
1,176,707	Series 2011-STRP-A2	2.15%	#^	08/17/2038	1,177,909
2,000,000	Series 2012-CLRN-A	1.35%	#^	08/15/2029	2,019,533

	Bank of America Commercial Mortgage, Inc.,
71,630	Series 2003-2-A4	5.06%	#	03/11/2041	72,112

	Bear Stearns Commercial Mortgage Securities, Inc.,
32,891	Series 2002-TOP8-A2	4.83%		08/15/2038	32,891
900,687	Series 2004-PWR3-A4	4.72%		02/11/2041	916,933
1,860,299	Series 2004-PWR4-A3	5.47%	#	06/11/2041	1,935,315
807,195	Series 2004-T14-A4	5.20%	#	01/12/2041	830,685
3,000,000	Series 2005-PWR8-A4	4.67%		06/11/2041	3,209,929
156,025	Series 2005-PWR8-AAB	4.58%		06/11/2041	156,030
1,300,000	Series 2005-T18-AJ	5.01%	#	02/13/2042	1,391,049
1,263,773	Series 2006-PW12-AAB	5.69%	#	09/11/2038	1,265,548
774,094	Series 2007-PW17-AAB	5.70%		06/11/2050	810,044

	Capital Trust,
655,814	Series 2005-3A-A2	5.16%	^	06/25/2035	657,847

	CD Commercial Mortgage Trust,
13,985,222	Series 2007-CD5-XP	0.17%	#^ I/O	11/15/2044	46,347

	Citigroup Commercial Mortgage Trust,
615,000	Series 2005-C3-AM	4.83%	#	05/15/2043	659,881

	Commercial Mortgage Pass-Through Certificates,
9,917,516	Series 2012-CR2-XA	1.97%	# I/O	08/15/2045	1,254,923
99,434	Series 2012-MVP-A	2.14%	#^	11/17/2026	101,071
29,830,179	Series 2012-MVP-XACP	1.77%	#^ I/O	12/17/2014	951,926
30,000,000	Series 2012-MVP-XBCP	1.42%	#^ I/O	12/17/2014	779,250

	Credit Suisse First Boston Mortgage Securities Corporation,
500,000	Series 1998-C2-F	6.75%	#^	11/15/2030	528,623
2,000,000	Series 2003-C4-B	5.25%	#	08/15/2036	2,024,765
3,229,603	Series 2004-C1-A4	4.75%	#	01/15/2037	3,295,377
2,000,000	Series 2005-C6-AM	5.23%	#	12/15/2040	2,208,433

	Credit Suisse Mortgage Capital Certificates,
1,971,149	Series 2006-TF2A-A2	0.37%	#^	10/15/2021	1,934,735
1,000,000	Series 2007-TFLA-B	0.35%	#^	02/15/2022	971,805

	Crest Ltd.,
432,592	Series 2003-2A-A1	0.76%	#^	12/28/2018	430,948

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	41

Schedule of Investments  DoubleLine Low Duration Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	DBRR Trust,
$3,912,948	Series 2012-EZ1-A	0.95%	^	09/25/2045	3,923,474
687,000	Series 2012-EZ1-B	1.39%	^	09/25/2045	687,928

	DDR Corporation,
2,779,907	Series 2009-DDR1-A	3.81%	^	10/14/2022	2,886,912

	Del Coronado Trust,
2,100,000	Series 2013-HDC-A	1.00%	#^	04/15/2013	2,100,000
2,500,000	Series 2013-HDC-B	1.50%	#^	04/15/2013	2,500,000

	Extended Stay American Trust,
5,000,000	Series 2013-ESH5-A15	1.28%	^	12/05/2031	4,994,500

	GE Capital Commercial Mortgage Corporation,
487,000	Series 2004-C3-B	5.51%	#	07/10/2039	509,760
1,000,000	Series 2005-C2-B	5.11%	#	05/10/2043	1,035,587

	GMAC Commercial Mortgage Securities, Inc.,
514,626	Series 2004-C3-AAB	4.70%		12/10/2041	526,788

	GS Mortgage Securities Corporation II,
4,670,000	Series 2007-EOP-A2	1.26%	#^	03/06/2020	4,679,800
637,000	Series 2007-EOP-A3	1.46%	#^	03/06/2020	638,688
1,071,036	Series 2012-GCJ7-A1	1.14%		05/10/2045	1,081,054
5,000,000	Series 2013-KYO-D	1.05%	#^	11/08/2029	5,032,928

	JP Morgan Chase Commercial Mortgage Securities Corporation,
494,428	Series 2004-CB8-A1A	4.16%	^	01/12/2039	505,310
2,856,000	Series 2004-LN2-A2	5.12%		07/15/2041	2,992,117
136,459	Series 2006-CB14-ASB	5.51%	#	12/12/2044	143,849
496,898	Series 2006-CB15-ASB	5.79%	#	06/12/2043	528,056
110,094,789	Series 2006-CB16-X2	0.10%	# I/O	05/12/2045	295,384
2,249,745	Series 2006-CB17-ASB	5.42%		12/12/2043	2,402,153
552,066	Series 2007-CB19-ASB	5.70%	#	02/12/2049	602,347
414,285	Series 2007-CB20-ASB	5.69%		02/12/2051	451,729
1,107,501	Series 2007-LD11-ASB	5.81%	#	06/15/2049	1,208,569
680,609	Series 2007-LDP12-ASB	5.83%	#	02/15/2051	744,458
3,920,441	Series 2010-C1-A1	3.85%	^	06/15/2043	4,151,351
770,007	Series 2011-PLSD-A1	2.19%	^	11/13/2044	791,056
4,000,000	Series 2012-PHH-A	1.87%	#^	10/15/2025	4,057,490
1,000,000	Series 2012-PHH-B	2.07%	#^	10/15/2025	1,014,036
1,000,000	Series 2012-PHH-C	2.57%	#^	10/15/2025	1,015,044

	LB-UBS Commercial Mortgage Trust,
2,000,000	Series 2004-C6-A6	5.02%	#	08/15/2029	2,079,399
1,878,653	Series 2006-LLFA-D	0.43%	#^	09/15/2021	1,860,174

	Merrill Lynch Mortgage Trust,
1,020,000	Series 2004-KEY2-A4	4.86%	#	08/12/2039	1,072,744
500,000	Series 2005-CIP1-AM	5.11%	#	07/12/2038	538,903

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
129,999	Series 2006-4-A2FL	0.32%	#	12/12/2049	129,776

	Morgan Stanley Bank of America Merrill Lynch Trust,
3,967,740	Series 2012-C5-XA	1.93%	#^ I/O	08/15/2045	441,494

	Morgan Stanley Capital, Inc.,
832,985	Series 2003-T11-A4	5.15%		06/13/2041	835,468
420,869	Series 2005-HQ6-AAB	4.97%		08/13/2042	433,795
1,741,225	Series 2005-T17-A5	4.78%		12/13/2041	1,832,664
25,289,297	Series 2006-HQ10-X1	0.51%	#^ I/O	11/12/2041	404,755
1,237,096	Series 2007-T25-AAB	5.51%		11/12/2049	1,289,728

	Morgan Stanley Re-Remic Trust,
1,430,930	Series 2012-IO-AXA	1.00%	^	03/27/2051	1,417,508

	RREF LLC,
2,050,000	Series 2013-LT2-A	2.83%	^	05/22/2028	2,050,000

	SMA Issuer LLC,
826,129	Series 2012-LV1-A	3.50%	^	08/20/2025	830,308

	UBS Commercial Mortgage Trust,
1,273,638	Series 2012-C1-A1	1.03%		05/10/2045	1,281,433

	Wachovia Bank Commercial Mortgage Trust,
991,285	Series 2004-C14-A3	4.93%		08/15/2041	1,002,925
1,000,000	Series 2005-C17-A4	5.08%	#	03/15/2042	1,070,931
1,069	Series 2006-C25-APB1	5.64%	#	05/15/2043	1,069
60,128	Series 2006-C26-APB	6.00%		06/15/2045	64,426

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WF-RBS Commercial Mortgage Trust,
$334,836	Series 2011-C3-A1	1.99%	^	03/15/2044	341,547
3,475,272	Series 2012-C8-XA	2.25%	#^ I/O	08/15/2045	468,361

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $103,838,364)				103,249,216

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 21.8%

	ACE Securities Corporation,
963,520	Series 2006-NC1-A2C	0.40%	#	12/25/2035	947,519

	Banc of America Funding Corporation,
2,629,903	Series 2005-E-6A1	4.97%	#	05/20/2035	2,637,882
2,213,264	Series 2012-R4-A	0.46%	#^	03/04/2039	2,174,070
6,984,143	Series 2012-R5-A	0.46%	#^	10/03/2039	6,823,847

	Banc of America Mortgage Securities, Inc.,
777,333	Series 2005-2-2A1	5.00%		03/25/2020	785,417

	BCAP LLC Trust,
63,848	Series 2009-RR13-6A5	6.07%	#^	04/26/2037	67,175
1,563,143	Series 2011-RR12-2A5	2.61%	#^	12/26/2036	1,572,094

	Bear Stearns Asset Backed Securities Trust,
2,504,563	Series 2004-AC2-2A	5.00%		05/25/2034	2,525,704
622,716	Series 2005-3-A1	0.65%	#	09/25/2035	621,685

	Chase Funding Mortgage Loan Asset-Backed Certificates,
107,110	Series 2003-5-1A6	4.60%		01/25/2015	107,937
165,607	Series 2003-6-1A6	4.59%		11/25/2034	165,764

	Citigroup Mortgage Loan Trust, Inc.,
5,000,000	Series 2007-WFHE2-A3	0.38%	#	03/25/2037	4,561,500
1,015,085	Series 2010-12-3A1	4.00%	^	04/25/2037	1,052,287
3,021,725	Series 2010-8-5A6	4.00%	^	11/25/2036	3,140,657
1,945,060	Series 2011-12-1A1	3.50%	#^	04/25/2036	1,979,661
1,183,696	Series 2011-12-3A1	5.59%	^	09/25/2047	1,195,576

	Countrywide Alternative Loan Trust,
976,399	Series 2007-HY5R-2A1A	5.20%	#	03/25/2047	946,593

	Countrywide Asset-Backed Certificates,
1,121,792	Series 2006-2-2A2	0.39%	#	06/25/2036	1,080,197

	Countrywide Home Loans,
627,136	Series 2005-5-A1	5.50%		03/25/2035	634,764

	Credit Suisse First Boston Mortgage Securities Corporation,
3,070,895	Series 2005-11-5A1	5.25%		12/25/2020	3,155,009

	Credit Suisse Mortgage Capital Certificates,
2,039,992	Series 2009-13R-2A1	6.00%	^	01/26/2037	2,109,221
12,344,000	Series 2010-18R-4A2	3.22%	#^	04/26/2038	12,353,585
77,774	Series 2010-1R-5A1	5.00%	#^	01/27/2036	80,786
4,370,486	Series 2011-16R-6A1	2.49%	#^	09/27/2035	4,372,698
10,173,815	Series 2013-3R-1A1	1.49%	#^	04/27/2035	9,258,172

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
495,568	Series 2007-BAR1-A2	0.33%	#	03/25/2037	492,652

	Deutsche Mortgage Securities, Inc.,
1,348,471	Series 2005-WF1-1A2	5.23%	#^	06/26/2035	1,362,565

	First Franklin Mortgage Loan Trust,
9,535,236	Series 2005-FF12-A2B	0.46%	#	11/25/2036	9,264,778
1,528,433	Series 2006-FF1-2A3	0.44%	#	01/25/2036	1,475,407

	Greenpoint Mortgage Funding Trust,
43	Series 2006-AR8-1A1A	0.28%	#	01/25/2047	43
1,234,394	Series 2007-AR2-1A1	0.33%	#	04/25/2047	1,208,837

	GSR Mortgage Loan Trust,
928,101	Series 2006-AR1-2A2	2.78%	#	01/25/2036	920,792

	Jefferies & Company, Inc.,
960,907	Series 2010-R7-5A1	1.20%	#^	09/26/2035	911,751

	JP Morgan Alternative Loan Trust,
2,352,541	Series 2006-S4-A6	5.71%	#	12/25/2036	2,259,420

	JP Morgan Mortgage Acquisition Corporation,
5,421,339	Series 2006-NC1-A4	0.37%	#	04/25/2036	5,078,542

42	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Mortgage Trust,
$568,859	Series 2007-S1-1A1	5.00%		03/25/2022	562,665
548,907	Series 2007-S3-2A2	5.50%		08/25/2022	533,835

	JP Morgan Resecuritization Trust,
943,547	Series 2009-7-8A1	5.36%	#^	01/27/2047	957,660
646,394	Series 2011-2-2A3	3.50%	#^	07/26/2036	665,232
1,318,192	Series 2012-2-3A3	2.76%	#^	10/26/2036	1,327,375

	Lehman XS Trust,
560,620	Series 2006-11-2A1	0.33%	#	06/25/2046	555,761
3,841,532	Series 2007-1-1A1	0.28%	#	02/25/2037	3,728,418

	MASTR Adjustable Rate Mortgages Trust,
5,140,842	Series 2007-2-A2	0.31%	#	03/25/2047	4,972,598

	MASTR Asset Backed Securities Trust,
282,898	Series 2006-NC1-A3	0.39%	#	01/25/2036	276,607

	Morgan Stanley Capital, Inc.,
3,112,487	Series 2005-WMC3-M3	0.91%	#	03/25/2035	3,094,623

	Morgan Stanley Mortgage Loan Trust,
435,469	Series 2004-1-1A1	5.00%		11/25/2018	447,612

	RAAC Series,
5,413,759	Series 2007-SP2-A1	0.40%	#	06/25/2047	5,347,053

	Residential Asset Securitization Trust,
3,376,990	Series 2005-A5-A1	0.50%	#	05/25/2035	3,272,134
3,376,990	Series 2005-A5-A2	5.00%	# I/F I/O	05/25/2035	192,075

	Residential Funding Mortgage Securities Trust,
402,335	Series 2003-S16-A1	4.75%		09/25/2018	413,413
2,496,010	Series 2005-S4-A1	5.50%		05/25/2035	2,529,513
2,094,646	Series 2005-S6-A1	5.00%		08/25/2035	2,102,134

	Soundview Home Equity Loan Trust,
9,561,202	Series 2007-NS1-A2	0.35%	#	01/25/2037	8,863,449

	Structured Adjustable Rate Mortgage Loan Trust,
782,301	Series 2006-5-5A3	5.05%	#	06/25/2036	787,326

	Structured Asset Securities Corporation,
790,070	Series 2003-24A-1A3	2.60%	#	07/25/2033	780,040
562,978	Series 2004-15-2A1	4.75%		09/25/2019	572,459
1,330,875	Series 2005-10-6A1	5.00%		06/25/2020	1,397,290

	Washington Mutual Mortgage Pass-Through Certificates,
200,027	Series 2005-AR14-1A1	2.53%	#	12/25/2035	198,603

	Wells Fargo Alternative Loan Trust,
1,339,312	Series 2007-PA5-2A1	6.00%		11/25/2022	1,396,005

	Wells Fargo Mortgage Backed Securities Trust,
204,881	Series 2005-9-1A8	5.50%		10/25/2035	205,574
30,930	Series 2006-13-A10	6.00%		10/25/2036	30,879
278,727	Series 2006-4-1A8	5.75%		04/25/2036	281,671

	Wells Fargo Mortgage Loan Trust,
1,070,894	Series 2012-RR1-A1	2.85%	#^	08/27/2037	1,091,046

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $131,690,990)				133,907,637

US CORPORATE BONDS 12.1%
1,000,000	Altria Group, Inc.	4.13%		09/11/2015	1,079,613
1,650,000	American Express Credit Corporation	1.75%		06/12/2015	1,686,846
850,000	Amgen, Inc.	1.88%		11/15/2014	867,117
380,000	Amgen, Inc.	4.85%		11/18/2014	405,620
750,000	Anheuser-Busch InBev Worldwide, Inc.	5.38%		11/15/2014	806,122
1,500,000	AT&T, Inc.	2.50%		08/15/2015	1,558,902
1,000,000	BB&T Corporation	3.20%		03/15/2016	1,064,159
2,019,000	Berkshire Hathaway, Inc.	3.20%		02/11/2015	2,119,898
971,000	Boeing Capital Corporation	3.25%		10/27/2014	1,013,379
525,000	Boeing Company	5.00%		03/15/2014	547,253
1,700,000	Caterpillar Financial Services Corporation	1.10%		05/29/2015	1,720,335
1,237,000	Comcast Corporation	6.50%		01/15/2015	1,365,059

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$577,000	ConocoPhillips Company	4.75%		02/01/2014	597,851
1,000,000	ConocoPhillips Company	4.60%		01/15/2015	1,071,747
500,000	Daimler Finance North America LLC	1.95%	^	03/28/2014	505,385
950,000	Daimler Finance North America LLC	1.88%	^	09/15/2014	964,263
1,315,000	Devon Energy Corporation	5.63%		01/15/2014	1,366,645
1,400,000	DIRECTV Holdings LLC	4.75%		10/01/2014	1,481,535
1,314,000	Duke Energy Corporation	6.30%		02/01/2014	1,374,895
1,445,000	eBay, Inc.	0.70%		07/15/2015	1,452,505
550,000	Ecolab, Inc.	2.38%		12/08/2014	565,166
1,050,000	Ecolab, Inc.	1.00%		08/09/2015	1,053,386
1,500,000	Express Scripts Holding Company	2.10%		02/12/2015	1,533,063
1,695,000	General Electric Capital Corporation	1.63%		07/02/2015	1,724,895
1,650,000	General Mills, Inc.	5.20%		03/17/2015	1,793,246
1,600,000	Gilead Sciences, Inc.	2.40%		12/01/2014	1,644,808
600,000	Hewlett-Packard Company	2.63%		12/09/2014	615,407
1,440,000	John Deere Capital Corporation	0.88%		04/17/2015	1,449,153
1,500,000	JP Morgan Chase & Company	1.10%		10/15/2015	1,503,066
1,565,000	Kellogg Company	1.13%		05/15/2015	1,580,565
1,350,000	Kinder Morgan Energy Partners LP	3.50%		03/01/2016	1,443,008
1,400,000	Kraft Foods, Inc.	4.13%		02/09/2016	1,525,132
598,000	Kroger Company	7.50%		01/15/2014	630,087
400,000	Kroger Company	4.95%		01/15/2015	428,066
1,700,000	KT Corporation	5.88%		06/24/2014	1,794,437
1,950,000	Life Technologies Corporation	3.50%		01/15/2016	2,036,580
579,000	Marriott International, Inc.	5.81%		11/10/2015	638,951
800,000	MetLife Institutional Funding	1.63%	^	04/02/2015	813,514
750,000	Metropolitan Life Global Funding	5.13%	^	06/10/2014	790,772
200,000	Metropolitan Life Global Funding	2.00%	^	01/09/2015	205,016
1,700,000	Morgan Stanley	1.75%		02/25/2016	1,714,445
844,000	National Rural Utilities Cooperative Finance Corporation	3.88%		09/16/2015	911,823
780,000	National Rural Utilities Cooperative Finance Corporation	1.90%		11/01/2015	802,432
1,237,000	ONEOK Partners LP	3.25%		02/01/2016	1,307,675
1,425,000	Phillips 66	1.95%		03/05/2015	1,456,991
1,800,000	PNC Funding Corporation	4.25%		09/21/2015	1,952,251
1,000,000	Procter & Gamble Company	3.15%		09/01/2015	1,064,150
1,524,000	Simon Property Group LP	6.75%		05/15/2014	1,603,384
1,675,000	Southern Power Company, Series D	4.88%		07/15/2015	1,828,671
1,328,000	Southwest Airlines Company	5.25%		10/01/2014	1,403,942
800,000	Time Warner Cable, Inc.	3.50%		02/01/2015	836,886
1,040,000	Toyota Motor Credit Corporation	1.00%		02/17/2015	1,049,268
1,251,000	Valero Energy Corporation	4.50%		02/01/2015	1,333,131
1,650,000	Verizon Wireless Capital LLC	5.55%		02/01/2014	1,715,286
120,000	Wal-Mart Stores, Inc.	3.00%		02/03/2014	122,734
1,031,000	Wal-Mart Stores, Inc.	1.63%		04/15/2014	1,045,180
648,000	Wellpoint, Inc.	5.00%		12/15/2014	694,644
898,000	WellPoint, Inc.	5.25%		01/15/2016	1,000,414
1,812,000	Wells Fargo & Company	1.50%		07/01/2015	1,842,958

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	43

Schedule of Investments  DoubleLine Low Duration Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
$2,000,000	Westpac Banking Corporation	1.13%	09/25/2015	2,016,358
1,365,000	Xerox Corporation	4.25%	02/15/2015	1,438,460

	Total US Corporate Bonds (Cost $73,633,106)			73,958,530

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 3.8%

	Federal Home Loan Mortgage Corporation,
519,535	Pool G06871	6.00%	06/01/2038	568,767
1,196,743	Pool G06954	6.00%	05/01/2040	1,308,654
781,032	Pool N70081	5.50%	07/01/2038	846,014
331,231	Series 3267-BA	5.80%	11/15/2036	367,579
947,258	Series 3818-JA	4.50%	01/15/2040	981,775
236,220	Series 3872-BA	4.00%	06/15/2041	251,648
8,519,047	Series 4050-BC	2.00%	05/15/2041	8,599,369

	Federal National Mortgage Association,
694,185	Series 2011-64-DB	4.00%	07/25/2041	739,104
4,671,381	Series 2012-133-PB	6.50%	04/25/2042	5,187,230

	Federal National Mortgage Association Pass-Thru,
140,053	Pool 995112	5.50%	07/01/2036	154,534
460,587	Pool AB3850	4.00%	11/01/2041	476,937
509,595	Pool AD0189	5.50%	02/01/2039	559,100
1,118,797	Pool AL1690	6.00%	05/01/2041	1,227,134
892,757	Pool AL1691	6.00%	06/01/2041	980,322
1,193,584	Pool AL1744	6.00%	10/01/2040	1,309,162

	Total US Government / Agency Mortgage Backed Obligations (Cost $23,377,482)			23,557,329

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT BONDS AND NOTES 6.9%
$10,000,000	United States Treasury Notes	0.75%		08/15/2013	10,025,000
7,000,000	United States Treasury Notes	0.25%		05/31/2014	7,006,020
7,000,000	United States Treasury Notes	0.25%		02/15/2015	7,000,819
12,000,000	United States Treasury Notes	1.25%		10/31/2015	12,287,820
6,000,000	United States Treasury Notes	0.88%		12/31/2016	6,082,032

	Total US Government Bonds and Notes (Cost $42,343,101)				42,401,691

SHORT TERM INVESTMENTS 5.1%
31,459,444	Fidelity Institutional Government Portfolio	0.01%	♦		31,459,444

	Total Short Term Investments (Cost $31,459,444)				31,459,444

	Total Investments 99.5% (Cost $607,032,131)				610,558,279
	Other Assets in Excess of Liabilities 0.5%				3,008,459

	NET ASSETS 100.0%				$613,566,738

PORTFOLIO HOLDINGS as % of Net Assets
Non-Agency Residential Collateralized Mortgage Obligations	21.8%
Foreign Corporate Bonds	18.9%
Non-Agency Commercial Mortgage Backed Obligations	16.8%
US Corporate Bonds	12.1%
Collateralized Loan Obligations	11.7%
US Government Bonds and Notes	6.9%
Short Term Investments	5.1%
US Government / Agency Mortgage Backed Obligations	3.8%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	2.4%
Other Assets and Liabilities	0.5%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2013.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. As of March 31, 2013, the value of these securities amounted to $190,150,083 or 31.0% of net assets.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates

♦	Seven-day yield as of March 31, 2013

44	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Schedule of Investments DoubleLine Floating Rate Fund	March 31, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOAN OBLIGATIONS 46.3%
$1,000,000	Ai Chem & Cy SCA	4.50%	#	09/12/2019	1,013,750
3,000,000	American Renal Holdings, Inc.	4.50%	#	08/20/2019	3,013,140
2,000,000	Asurion LLC	4.50%	#	05/24/2019	2,024,880
2,000,000	Avis Budget Car Rental LLC	3.75%	#	03/15/2019	2,026,460
3,000,000	Calpine Corporation	4.00%	#	04/01/2018	3,043,755
2,500,000	Continental Airlines, Inc.	4.00%	#	04/01/2019	2,530,213
3,000,000	Duff & Phelps LLC	4.50%	#	03/14/2020	3,039,390
3,000,000	H.J. Heinz Company	3.50%	#	03/27/2020	3,029,370
1,000,000	Huntsman International LLC	2.74%	#	04/19/2017	1,008,910
1,500,000	KAR Auction Services, Inc.	3.75%	#	05/19/2017	1,522,095
1,500,000	Protection One, Inc.	4.25%	#	03/21/2019	1,514,535
2,500,000	Realogy Group LLC	4.50%	#	03/05/2020	2,538,550
2,000,000	Ruby Western Pipeline Holdings LLC	3.50%	#	03/27/2020	2,027,500
1,000,000	Telesat Canada	3.50%	#	03/28/2019	1,011,250

	Total Bank Loan Obligations (Cost $28,922,458)				29,343,798

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 93.8%
$12,500,000	Federal Farm Credit Bank	0.36%	#	11/18/2013	12,512,499
6,000,000	Federal Home Loan Banks	0.18%	#	06/13/2013	6,000,786
7,500,000	Federal Home Loan Banks	0.00%	#	04/01/2014	7,501,088
33,552,836	Fidelity Institutional Government Portfolio	0.01%	♦		33,552,836

	Total Short Term Investments (Cost $59,569,232)				59,567,209

	Total Investments 140.1% (Cost $88,491,690)				88,911,007
	Liabilities in Excess of Other Assets (40.1)%				(25,465,125)

	NET ASSETS 100.0%				$63,445,882

PORTFOLIO HOLDINGS as % of Net Assets
Bank Loan Obligations	46.3%
Short Term Investments	93.8%
Other Assets and Liabilities	(40.1)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2013.

♦	Seven-day yield as of March 31, 2013

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	45

Statements of Assets and Liabilities	March 31, 2013

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value*	$33,557,315,590	$2,484,436,395	$771,131,907	$83,265,342	$579,098,835	$29,343,798
Investments in Affiliated Securities, at Value*	—	58,383,641	—	54,934,079	—	—
Short-term Securities*	6,776,118,391	485,027	8,383,573	120,926,271	31,459,444	59,567,209
Receivable for Fund Shares Sold	181,234,181	8,975,568	3,019,168	2,798,293	9,697,860	—
Interest and Dividends Receivable	137,742,161	16,257,397	10,716,927	362,981	2,615,307	45,921
Receivable for Investments Sold	19,512,642	9,038,686	—	282,941	849,720	—
Cash	2,776,306	—	165,625	63,045	(47,462)	—
Prepaid Expenses and Other Assets	551,199	40,249	53,877	47,261	48,820	—
Deposit at Broker for Futures	—	—	—	4,698,780	—	—
Investment Advisory Fees Receivable	—	—	—	—	—	32,547
Total Assets	40,675,250,470	2,577,616,963	793,471,077	267,378,993	623,722,524	88,989,475

LIABILITIES
Payable for Investments Purchased	582,535,877	7,148,021	—	—	8,676,676	25,472,500
Payable for Fund Shares Redeemed	179,570,942	5,311,100	3,591,320	457,519	857,539	—
Distribution Payable	49,910,341	2,411,506	833,498	546,471	203,287	—
Investment Advisory Fees Payable	13,459,080	868,481	516,690	216,219	156,113	—
Transfer Agent Expenses Payable	2,907,380	285,176	70,843	43,138	67,759	4,024
Registration Fees Payable	2,421,460	76,807	55,600	20,280	57,795	10,273
Distribution Fees Payable	2,200,001	159,998	30,615	36,660	48,460	—
Accrued Expenses	1,188,807	205,858	108,589	65,828	55,796	49,004
Administration, Fund Accounting and Custodian Fees Payable	1,070,357	101,103	34,715	14,851	32,361	7,792
Variation Margin Payable	—	—	—	799,025	—	—
Unrealized Depreciation on Swaps	—	—	—	266,719	—	—
Written Option Contracts, at value (Premiums received $294,684)	—	—	—	60,100	—	—
Swaps Premiums Received	—	—	—	24,269	—	—
Total Liabilities	835,264,245	16,568,050	5,241,870	2,551,079	10,155,786	25,543,593
Net Assets	$39,839,986,225	$2,561,048,913	$788,229,207	$264,827,914	$613,566,738	$63,445,882

NET ASSETS CONSIST OF:
Paid-in Capital	$39,282,049,767	$2,484,202,859	$767,185,995	$267,951,867	$611,177,373	$63,026,565
Undistributed (Accumulated) Net Investment Income (Loss)	13,667,741	704,511	190,376	(118,514)	55,235	—
Accumulated Net Realized Gain (Loss) on Investments	(679,838,561)	4,476,257	7,540,875	(3,466,421)	(1,192,018)	—
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	1,223,324,298	71,281,645	13,311,961	1,463,785	3,526,148	421,340
Investments in Affiliated Securities	—	383,641	—	487,858	—	—
Short-term Securities	782,980	—	—	—	—	(2,023)
Futures	—	—	—	(1,458,526)	—	—
Swaps	—	—	—	(266,719)	—	—
Written Options	—	—	—	234,584	—	—
Net Assets	$39,839,986,225	$2,561,048,913	$788,229,207	$264,827,914	$613,566,738	$63,445,882

*Identified Cost:
Investments in Unaffiliated Securities	$32,333,991,292	$2,413,154,750	$757,819,946	$81,801,557	$575,572,687	$28,922,458
Investments in Affiliated Securities	—	58,000,000	—	54,446,221	—	—
Short-term Securities	6,775,335,411	485,027	8,383,573	120,926,271	31,459,444	59,569,232

Class I (unlimited shares authorized):
Net Assets	$30,398,069,058	$1,829,092,338	$620,479,163	$105,113,841	$375,839,925	$63,435,805
Shares Outstanding	2,680,820,882	161,981,131	56,277,717	10,549,551	36,808,536	6,291,546
Net Asset Value, Offering and Redemption Price per Share	$11.34	$11.29	$11.03	$9.96	$10.21	$10.08

Class N (unlimited shares authorized):
Net Assets	$9,441,917,167	$731,956,575	$167,750,044	$—	$237,726,813	$10,077
Shares Outstanding	833,011,610	64,861,459	15,214,952	—	23,299,703	1,000
Net Asset Value, Offering and Redemption Price per Share	$11.33	$11.28	$11.03	$—	$10.20	$10.08

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$159,714,073	$—	$—
Shares Outstanding	—	—	—	16,059,082	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$10.37	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$9.95	$—	$—

46	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Statements of Operations	Period ended March 31, 2013

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund[1]

INVESTMENT INCOME
Income:
Interest	$1,452,501,475	$94,905,365	$27,791,116	$3,500,414	$10,452,228	$39,797
Dividends from Unaffiliated Securities	—	—	—	758,940	—	—
Dividends from Affiliated Securities	—	—	—	2,060,159	—	—
Total Investment Income	1,452,501,475	94,905,365	27,791,116	6,319,513	10,452,228	39,797
Expenses:
Investment Advisory Fees	129,522,833	10,402,028	4,696,862	1,836,133	1,505,174	32,153
Distribution Fees - Class N	20,248,507	1,756,057	311,941	—	400,517	—
Distribution Fees - Class A	—	—	—	217,122	—	—
Transfer Agent Expenses	12,238,053	1,359,972	397,410	151,565	316,708	4,024
Administration, Fund Accounting and Custodian Fees	5,646,338	595,773	187,724	72,319	151,553	8,792
Registration Fees	3,668,921	310,459	203,533	112,581	173,677	15,204
Shareholder Reporting Expenses	1,559,133	161,154	41,484	15,503	29,663	16,221
Professional Fees	1,168,122	293,726	143,870	85,751	72,483	49,900
Insurance Expenses	710,708	68,900	13,812	4,314	5,263	153
Trustees’ Fees and Expenses	631,070	50,032	12,379	6,919	8,629	307
Miscellaneous Expenses	194,854	20,195	13,977	6,485	4,596	2,304
Total Expenses	175,588,539	15,018,296	6,022,992	2,508,692	2,668,263	129,058
Less: Fees Waived	(12,622)	(203,659)	(11,145)	(391,977)	(246,512)	(80,826)
Net Expenses	175,575,917	14,814,637	6,011,847	2,116,715	2,421,751	48,232

Net Investment Income	1,276,925,558	80,090,728	21,779,269	4,202,798	8,030,477	(8,435)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	4,484,908	33,274,675	15,854,005	(3,287,654)	277,382	—
Investments in Affiliated Securities	—	—	—	265,262	—	—
Futures	—	—	—	1,269,129	—	—
Swaps	—	—	—	(1,031,370)	—	—
Written Options	—	—	—	835,540	—	—
Net Change in Unrealized Appreciation (Depreciation) of:
Investments in Unaffiliated Securities	907,541,862	43,086,726	6,102,561	2,163,694	2,755,237	419,317
Investments in Affiliated Securities	—	383,641	—	110,991	—	—
Futures	—	—	—	(1,477,024)	—	—
Swaps	—	—	—	(169,884)	—	—
Written Options	—	—	—	264,555	—	—
Net Realized and Unrealized Gain (Loss) on Investments	912,026,770	76,745,042	21,956,566	(1,056,761)	3,032,619	419,317

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,188,952,328	$156,835,770	$43,735,835	$3,146,037	$11,063,096	$410,882

[1]	Commencement of operations on February 1, 2013.

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	47

Statements of Changes in Net Assets

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

OPERATIONS
Net Investment Income	$1,276,925,558	$840,072,116	$80,090,728	$40,810,521
Net Realized Gain (Loss) on Investments	4,484,908	1,666,979	33,274,675	9,794,979
Net Change in Unrealized Appreciation (Depreciation) of Investments	907,541,862	266,302,007	43,470,367	26,945,690
Net Increase (Decrease) in Net Assets Resulting from Operations	2,188,952,328	1,108,041,102	156,835,770	77,551,190

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(1,369,454,321)	(707,169,191)	(73,833,620)	(32,668,808)
Class N	(435,657,389)	(268,342,590)	(25,573,765)	(11,470,441)
From Net Realized Gain
Class I	—	—	(8,259,212)	(2,506,764)
Class N	—	—	(3,270,018)	(980,385)

Total Distributions to Shareholders	(1,805,111,710)	(975,511,781)	(110,936,615)	(47,626,398)

NET SHARE TRANSACTIONS
Class I	13,889,037,951	11,798,073,342	249,977,552	1,363,914,858
Class N	3,224,760,062	4,601,735,724	181,860,465	500,843,567
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	17,113,798,013	16,399,809,066	431,838,017	1,864,758,425

Total Increase (Decrease) in Net Assets	$17,497,638,631	$16,532,338,387	$477,737,172	$1,894,683,217

NET ASSETS
Beginning of Period	$22,342,347,594	$5,810,009,207	$2,083,311,741	$188,628,524
End of Period	$39,839,986,225	$22,342,347,594	$2,561,048,913	$2,083,311,741

Undistributed (Accumulated) Net Investment Income (Loss)	$13,667,741	$3,690,569	$704,511	$210,819

48	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

OPERATIONS
Net Investment Income	$21,779,269	$12,675,234	$4,202,798	$2,810,824
Net Realized Gain (Loss) on Investments	15,854,005	2,118,974	(1,949,093)	(225,391)
Net Change in Unrealized Appreciation (Depreciation) of Investments	6,102,561	5,899,028	892,332	(463,404)
Net Increase (Decrease) in Net Assets Resulting from Operations	43,735,835	20,693,236	3,146,037	2,122,029

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(17,525,904)	(10,225,912)	(2,646,441)	(1,875,262)
Class N	(4,075,759)	(2,456,543)	—	—
Class A	—	—	(2,688,413)	(956,064)
From Net Realized Gain
Class I	(6,946,690)	(1,904,354)	—	—
Class N	(1,698,083)	(408,055)	—	—
Class A	—	—	—	—

Total Distributions to Shareholders	(30,246,436)	(14,994,864)	(5,334,854)	(2,831,326)

NET SHARE TRANSACTIONS
Class I	259,941,421	238,564,644	21,098,152	63,368,833
Class N	83,389,248	54,642,195	—	—
Class A	—	—	118,585,276	36,474,077
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	343,330,669	293,206,839	139,683,428	99,842,910

Total Increase (Decrease) in Net Assets	$356,820,068	$298,905,211	$137,494,611	$99,133,613

NET ASSETS
Beginning of Period	$431,409,139	$132,503,928	$127,333,303	$28,199,690
End of Period	$788,229,207	$431,409,139	$264,827,914	$127,333,303

Undistributed (Accumulated) Net Investment Income (Loss)	$190,376	$12,770	$(118,514)	$76,940

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	49

Statements of Changes in Net Assets

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Year Ended March 31, 2013	Period Ended March 31, 2012[1]	Period Ended March 31, 2013[2]

OPERATIONS
Net Investment Income	$8,030,477	$871,624	$(8,435)
Net Realized Gain (Loss) on Investments	277,382	262,486	—
Net Change in Unrealized Appreciation (Depreciation) of Investments	2,755,237	770,911	419,317
Net Increase (Decrease) in Net Assets Resulting from Operations	11,063,096	1,905,021	410,882

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(6,198,894)	(706,448)	—
Class N	(3,234,539)	(264,005)	—
From Net Realized Gain
Class I	(106,019)	—	—
Class N	(68,847)	—	—

Total Distributions to Shareholders	(9,608,299)	(970,453)	—

NET SHARE TRANSACTIONS
Class I	242,735,409	131,391,285	63,025,000
Class N	151,916,322	85,134,357	10,000
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	394,651,731	216,525,642	63,035,000

Total Increase (Decrease) in Net Assets	$396,106,528	$217,460,210	$63,445,882

NET ASSETS
Beginning of Period	$217,460,210	$—	$—
End of Period	$613,566,738	$217,460,210	$63,445,882

Undistributed (Accumulated) Net Investment Income (Loss)	$55,235	$—	$—

[1]	Commencement of operations on September 30, 2011.
[2]	Commencement of operations on February 1, 2013.

50	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Financial Highlights

	DoubleLine Total Return Bond Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I	Class I		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$11.17	$10.96	$10.00		$11.16	$10.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.46	0.77	1.02		0.44	0.73	0.99
Net Gain (Loss) on Investments (Realized and Unrealized)	0.34	0.31	0.87		0.34	0.31	0.87
Total from Investment Operations	0.80	1.08	1.89		0.78	1.04	1.86

Less Distributions:
Distributions from Net Investment Income	(0.63)	(0.87)	(0.93)		(0.61)	(0.84)	(0.90)
Distributions from Net Realized Gain	—	—	—		—	—	—
Total Distributions	(0.63)	(0.87)	(0.93)		(0.61)	(0.84)	(0.90)
Net Asset Value, End of Period	$11.34	$11.17	$10.96		$11.33	$11.16	$10.96
Total Return	7.37%	10.18%	19.28%	[2]	7.11%	9.83%	19.04%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$30,398,069	$16,226,569	$4,330,408		$9,441,917	$6,115,779	$1,479,601
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.48%	0.50%	0.53%	[3]	0.73%	0.75%	0.78%	[3]
Expenses After Fees Waived	0.48%	0.49%	0.49%	[3]	0.73%	0.74%	0.74%	[3]
Net Investment Income (Loss)	4.02%	6.86%	9.42%	[3]	3.76%	6.58%	9.17%	[3]
Portfolio Turnover Rate	23%	15%	17%	[2]	23%	15%	17%	[2]

[1]	Commencement of operations on April 6, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	51

Financial Highlights

	DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I	Class I		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$11.06	$10.46	$10.00		$11.05	$10.46	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.36	0.50	0.57		0.33	0.47	0.55
Net Gain (Loss) on Investments (Realized and Unrealized)	0.36	0.65	0.41		0.36	0.65	0.41
Total from Investment Operations	0.72	1.15	0.98		0.69	1.12	0.96

Less Distributions:
Distributions from Net Investment Income	(0.44)	(0.52)	(0.48)		(0.41)	(0.50)	(0.46)
Distributions from Net Realized Gain	(0.05)	(0.03)	(0.04)		(0.05)	(0.03)	(0.04)
Total Distributions	(0.49)	(0.55)	(0.52)		(0.46)	(0.53)	(0.50)
Net Asset Value, End of Period	$11.29	$11.06	$10.46		$11.28	$11.05	$10.46
Total Return	6.53%	11.19%	9.9%	[2]	6.27%	10.85%	9.71%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$1,829,092	$1,544,169	$158,043		$731,957	$539,143	$30,586
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.51%	0.54%	0.85%	[3]	0.76%	0.79%	1.09%	[3]
Expenses After Fees Waived	0.50%	0.49%	0.49%	[3]	0.75%	0.74%	0.74%	[3]
Net Investment Income (Loss)	3.14%	4.51%	6.56%	[3]	2.91%	4.22%	6.38%	[3]
Portfolio Turnover Rate	83%	81%	84%	[2]	83%	81%	84%	[2]

[1]	Commencement of operations on June 1, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

52	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

	DoubleLine Emerging Markets Fixed Income Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I	Class I		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.70	$10.57	$10.00		$10.70	$10.57	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.38	0.58	0.60		0.36	0.55	0.58
Net Gain (Loss) on Investments (Realized and Unrealized)	0.46	0.23	0.52		0.46	0.23	0.52
Total from Investment Operations	0.84	0.81	1.12		0.82	0.78	1.10

Less Distributions:
Distributions from Net Investment Income	(0.38)	(0.58)	(0.52)		(0.36)	(0.55)	(0.50)
Distributions from Net Realized Gain	(0.13)	(0.10)	(0.03)		(0.13)	(0.10)	(0.03)
Total Distributions	(0.51)	(0.68)	(0.55)		(0.49)	(0.65)	(0.53)
Net Asset Value, End of Period	$11.03	$10.70	$10.57		$11.03	$10.70	$10.57
Total Return	8.04%	7.96%	11.48%	[2]	7.78%	7.71%	11.25%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$620,479	$349,926	$106,227		$167,750	$81,484	$26,277
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.91%	0.95%	1.32%	[3]	1.16%	1.20%	1.57%	[3]
Expenses After Fees Waived	0.91%	0.95%	0.95%	[3]	1.16%	1.20%	1.20%	[3]
Net Investment Income (Loss)	3.53%	5.47%	5.85%	[3]	3.30%	5.26%	5.66%	[3]
Portfolio Turnover Rate	105%	177%	109%	[2]	105%	177%	109%	[2]

[1]	Commencement of operations on April 6, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	53

Financial Highlights

	DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I	Class I		Class A	Class A	Class A

Net Asset Value, Beginning of Period	$10.03	$10.11	$10.00		$10.02	$10.09	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.31	0.42	0.10		0.29	0.41	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.06)	(0.16)	0.02		(0.06)	(0.16)	—
Total from Investment Operations	0.25	0.26	0.12		0.23	0.25	0.10

Less Distributions:
Distributions from Net Investment Income	(0.32)	(0.34)	(0.01)		(0.30)	(0.32)	(0.01)
Distributions from Net Realized Gain	—	—	—		—	—	—
Total Distributions	(0.32)	(0.34)	(0.01)		(0.30)	(0.32)	(0.01)
Net Asset Value, End of Period	$9.96	$10.03	$10.11		$9.95	$10.02	$10.09
Total Return[5]	2.49%	2.67%	1.24%	[2]	2.19%	2.57%	1.02%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$105,114	$85,073	$22,128		$159,714	$42,261	$6,071
Ratios to Average Net Assets:
Expenses Before Fees Waived	1.35%	1.51%	5.11%	[3]	1.60%	1.76%	6.05%	[3]
Expenses After Fees Waived	1.10%	1.09%	1.18%	[3]	1.35%	1.34%	1.43%	[3]
Net Investment Income (Loss)	3.11%	4.14%	3.57%	[3]	2.48%	3.88%	3.57%	[3]
Portfolio Turnover Rate	88%	48%	19%	[2]	88%	48%	19%	[2]

[1]	Commencement of operations on December 20, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Total return does not include the effects of sales charges for Class A.

54	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

	DoubleLine Low Duration Bond Fund
	Year Ended March 31, 2013	Period Ended March 31, 2012[1]		Year Ended March 31, 2013	Period Ended March 31, 2012[1]
	Class I	Class I		Class N	Class N

Net Asset Value, Beginning of Period	$10.16	$10.00		$10.15	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.20	0.11		0.17	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	0.09	0.13		0.09	0.13
Total from Investment Operations	0.29	0.24		0.26	0.22

Less Distributions:
Distributions from Net Investment Income	(0.24)	(0.08)		(0.21)	(0.07)
Distributions from Net Realized Gain	—	—		—	—
Total Distributions	(0.24)	(0.08)		(0.21)	(0.07)
Net Asset Value, End of Period	$10.21	$10.16		$10.20	$10.15
Total Return	2.88%	2.44%	[2]	2.64%	2.25%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$375,840	$132,117		$237,727	$85,343
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.53%	0.94%	[3]	0.78%	1.19%	[3]
Expenses After Fees Waived	0.47%	0.47%	[3]	0.72%	0.72%	[3]
Net Investment Income (Loss)	1.98%	2.10%	[3]	1.70%	1.74%	[3]
Portfolio Turnover Rate	71%	46%	[2]	71%	46%	[2]

[1]	Commencement of operations on September 30, 2011.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2013	55

Financial Highlights

	DoubleLine Floating Rate Fund
	Period Ended March 31, 2013[1]	Period Ended March 31, 2013[1]
	Class I	Class N

Net Asset Value, Beginning of Period	$10.00	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	—	—
Net Gain (Loss) on Investments (Realized and Unrealized)	0.08	0.08
Total from Investment Operations	0.08	0.08

Less Distributions:
Distributions from Net Investment Income	—	—
Distributions from Net Realized Gain	—	—
Total Distributions	—	—
Net Asset Value, End of Period	$10.08	$10.08
Total Return[2]	0.80%	0.80%

Supplemental Data:
Net Assets, End of Period (000’s)	$63,436	$10
Ratios to Average Net Assets:
Expenses Before Fees Waived[3]	2.01%	2.26%
Expenses After Fees Waiver[3]	0.75%	1.00%
Net Investment Income (Loss)[3]	(0.13)%	(0.13)%
Portfolio Turnover Rate[2]	20%	20%

[1]	Commencement of operations on February 1, 2013.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

56	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Notes to Financial Statements	March 31, 2013

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of six funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund and DoubleLine Floating Rate Fund (each a “Fund” and collectively the “Funds”). The DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Low Duration Bond Fund and DoubleLine Floating Rate Fund each offer two classes of shares, Class N shares and Class I shares. The DoubleLine Multi-Asset Growth Fund currently offers two classes of shares, Class A shares and Class I shares. Shares of the DoubleLine Floating Rate Fund are only available for purchase by advisory clients of DoubleLine Capital LP and its affiliates; employees and officers of DoubleLine Capital LP and its affiliates and their family members; and DoubleLine Capital LP and its affiliates.

The DoubleLine Total Return Bond Fund and DoubleLine Emerging Markets Fixed Income Fund commenced operations on April 6, 2010. The DoubleLine Core Fixed Income Fund commenced operations on June 1, 2010. The DoubleLine Multi-Asset Growth Fund commenced operations on December 20, 2010. The DoubleLine Low Duration Bond Fund commenced operations on September 30, 2011. The DoubleLine Floating Rate Fund commenced operations on February 1, 2013.

The DoubleLine Total Return Bond Fund’s investment objective is to seek to maximize total return. The DoubleLine Core Fixed Income Fund’s investment objective is to seek to maximize current income and total return. The DoubleLine Emerging Markets Fixed Income Fund’s investment objective is to seek high total return from current income and capital appreciation. The DoubleLine Multi-Asset Growth Fund’s investment objective is to seek long-term capital appreciation. The DoubleLine Low Duration Bond Fund’s investment objective is to seek current income. The DoubleLine Floating Rate Fund’s investment objective is to seek a high level of current income.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Funds use end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities, in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Fixed-income class	Examples of Standard Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds and notes of government and government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loan obligations	Quotations from dealers and trading systems

Investments in registered open-end management investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of March 31, 2013, the Funds did not hold any investments in privately held investment funds.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Annual Report	March 31, 2013	57

Notes to Financial Statements  (Cont.)

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of broker dealer quotations or pricing service valuations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market value. As of March 31, 2013, the Funds did not hold securities fair valued by the Valuation Committee.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 20131:

Valuation Inputs	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Investments in Securities
Level 1
Money Market Funds	$536,904,667	$485,027	$8,383,573	$103,476,836	$31,459,444	$33,552,836
Affiliated Mutual Funds	—	58,383,641	—	54,934,079	—	—
Exchange Traded Funds and Common Stock	—	—	—	54,917,910	—	—
Purchased Options	—	—	—	516,800	—	—
Total Level 1	536,904,667	58,868,668	8,383,573	213,845,625	31,459,444	33,552,836
Level 2
US Government / Agency Mortgage Backed Obligations	18,255,939,182	608,775,946	—	7,658,085	23,557,329	—
Non-Agency Residential Collateralized Mortgage Obligations	9,540,796,316	350,712,216	—	14,378,464	133,907,637	—
Other Short Term Investments	6,239,213,724	—	—	17,449,435	—	26,014,373
Non-Agency Commercial Mortgage Backed Obligations	2,159,885,862	185,758,425	—	155,797	103,249,216	—
US Government Bonds and Notes	2,010,678,250	496,485,165	—	—	42,401,691	—
Collateralized Loan Obligations	820,713,719	32,636,735	—	920,000	71,478,979	—
US Corporate Bonds	—	395,379,721	—	—	73,958,530	—
Foreign Corporate Bonds	—	365,127,477	745,630,017	—	115,634,558	—
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	—	25,211,543	25,501,890	3,075,000	14,910,895	—
Purchased Options	—	—	—	708,985	—	—
Bank Loan Obligations	—	—	—	—	—	29,343,798
Total Level 2	39,027,227,053	2,460,087,228	771,131,907	44,345,766	579,098,835	55,358,171
Level 3	—	—	—	—	—	—
Non-Agency Residential Collateralized Mortgage Obligations	769,302,261	24,349,167	—	934,301	—	—
Total Level 3	769,302,261	24,349,167	—	934,301	—	—
Total	40,333,433,981	2,543,305,063	779,515,480	259,125,692	610,558,279	88,911,007
Other Financial Instruments
Level 1
Futures Contracts	—	—	—	(1,458,526)	—	—
Written Options	—	—	—	(60,100)	—	—
Total Level 1	—	—	—	(1,518,626)	—	—
Level 2
Swaps	—	—	—	(266,719)	—	—
Total Level 2	—	—	—	(266,719)	—	—
Level 3	—	—	—	—	—	—
Total	—	—	—	(1,785,345)	—	—

See	the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

58	DoubleLine Funds

March 31, 2013

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Total Return Bond Fund	Balance as of 3/31/2012	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Net Accretion (Amortization)	Purchases	Sales[1]	Transfers Into Level 3[2]	Transfers Out of Level 3[2]	Balance as of 3/31/2013
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$—	$—	$12,902,415	$4,104,766	$61,033,700	$—	$691,261,380	$—	$769,302,261

Total	$—	$—	$12,902,415	$4,104,766	$61,033,700	$—	$691,261,380	$—	$769,302,261

[1]	Sales include all sales of securities, maturities, and paydowns.

[2]	Transfers between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Total Return Bond Fund	Fair Value as of 3/31/2013*	Valuation Techniques	Unobservable Input	Input Values
Non-Agency Residential Collateralized Mortgage Obligations	$769,302,261	Market Comparables, Discounted Cash Flow	Market Quotes	$50.94 - $126.48

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis, by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2012 and 2011 for the Funds, are those that are open for exam by taxing authorities. As of March 31, 2013 the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2013. The Funds identify their major tax jurisdictions as U.S. Federal and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statements of operations.

D. Dividends and Distributions to Shareholders. Dividends from the net investment income of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Low Duration Bond Fund and DoubleLine Floating Rate Fund will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund will be declared and paid quarterly. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Annual Report	March 31, 2013	59

Notes to Financial Statements  (Cont.)

F. Share Valuation. The net asset value (“NAV”) per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ net asset value will not be calculated on the days on which the NYSE is closed for trading.

G. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

H. Basis for Consolidation for the DoubleLine Multi-Asset Growth Fund. The DoubleLine Multi-Asset Growth Fund may invest up to 25% of its total assets in DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the DoubleLine Multi-Asset Growth Fund. The Subsidiary invests in commodity-related investments and other investments. As of March 31, 2013 net assets of the DoubleLine Multi-Asset Growth Fund were $264,827,914 of which $45,925,174, or approximately 17.34%, represented the DoubleLine Multi-Asset Growth Fund’s ownership of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

I. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or on another reasonable basis. Investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Funds with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of each Fund, places orders for the purchase and sale of its portfolio securities and is responsible for the day-to-day management of the Trust’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.40%, 0.40%, 0.75%, 1.00%, 0.35% and 0.50% of the average daily net assets of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund and DoubleLine Floating Rate Fund, respectively.

The Adviser has contractually agreed to limit the DoubleLine Emerging Markets Fixed Income Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.95% for the Class I shares and 1.20% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Multi-Asset Growth Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 1.20% for the Class I shares and 1.45% for the Class A shares. The Adviser has contractually agreed to limit the DoubleLine Low Duration Bond Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.47% for the Class I shares and 0.72% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Floating Rate Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.75% for the Class I shares and 1.00% for the Class N shares. For the purposes of the expense limitation agreement between the Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. Each Fund’s expense limitation may be terminated during its term only by a majority vote of the disinterested Trustees of the Board of Trustees.

The Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it made to a Fund in the prior three fiscal years. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by the Adviser is subject to review and approval by the Board of Trustees and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

The Adviser contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated below:

Year of Expiration	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
March 31, 2014	$1,235,309	$231,152	$210,883	$79,472	$—	$—
March 31, 2015	1,594,218	461,517	—	270,424	206,049	—
March 31, 2016	12,622	172,424	11,145	225,268	246,512	80,826

If a Fund invested in an affiliate Fund sponsored by the Adviser during the period covered by this report the Adviser agreed to not charge a management fee to the Fund in an amount equal to the investment advisory fees paid by the affiliated Fund in respect of the Fund’s investment in the affiliated fund to avoid duplicate charge of the investment advisory fees to the investors; accordingly, the Adviser did not charge $31,235 and $166,709 in fees to the DoubleLine Core Fixed Income Fund and DoubleLine Multi-Asset Growth Fund, respectively, for the period ended March 31, 2013.

60	DoubleLine Funds

March 31, 2013

As of March 31, 2013, 92% of the outstanding shares of the DoubleLine Floating Rate Fund were owned by the DoubleLine Core Fixed Income Fund.

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund each impose redemption fees. Redemption fees are paid to and retained by the Funds to limit the opportunity to market time the Funds and to help offset estimated portfolio transaction costs and other related costs incurred by the Funds as a result of short-term trading. The Funds will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended March 31, 2013, were as follows:

	All Other		U.S. Government[1]
	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds
DoubleLine Total Return Bond Fund	$19,194,853,071	$6,125,016,882	$1,988,417,969	$—
DoubleLine Core Fixed Income Fund	1,388,265,537	1,018,319,044	930,414,597	968,115,298
DoubleLine Emerging Markets Fixed Income Fund	924,903,808	619,506,495	—	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	129,202,639	93,292,843	—	—
DoubleLine Low Duration Bond Fund	580,350,957	218,078,022	58,664,232	58,773,165
DoubleLine Floating Rate Fund	32,917,500	3,995,000	—	—

[1]	U.S. Government transactions are defined as those involving U.S. Treasury bills, bonds, and notes.

6.  Income Tax Information

The tax character of distributions for the Funds were as follows:

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund		DoubleLine Emerging Markets Fixed Income Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012
Distributions Paid From:
Ordinary Income	$1,805,111,710	$975,511,781	$110,936,615	$47,531,469	$30,246,436	$14,886,794
Long Term Capital Gain	—	—	—	94,929	—	108,070
Total Distributions Paid	$1,805,111,710	$975,511,781	$110,936,615	$47,626,398	$30,246,436	$14,994,864

	DoubleLine Multi-Asset Growth Fund (Consolidated)		DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Period Ended March 31, 2012	Period Ended March 31, 2013
Distributions Paid From:
Ordinary Income	$5,334,854	$2,831,326	$9,608,299	$970,453	$—
Long Term Capital Gain	—	—	—	—	—
Total Distributions Paid	$5,334,854	$2,831,326	$9,608,299	$970,453	$—

Each Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero.

Annual Report	March 31, 2013	61

Notes to Financial Statements  (Cont.)

The cost basis of investments for federal income tax purposes as of March 31, 2013 is as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Tax cost of investments	$39,182,522,652	$2,474,439,294	$766,271,422	$257,470,423	$607,038,392	$88,491,690
Gross tax unrealized appreciation	1,435,247,388	83,475,716	18,587,459	9,882,277	5,175,089	422,727
Gross tax unrealized depreciation	(284,336,059)	(14,609,947)	(5,343,401)	(8,227,008)	(1,655,202)	(3,410)
Net tax unrealized appreciation (depreciation)	$1,150,911,329	$68,865,769	$13,244,058	$1,655,269	$3,519,887	$419,317

As of March 31, 2013, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Net Tax Unrealized Appreciation (Depreciation)	$1,150,911,329	$68,865,769	$13,244,058	$1,655,269	$3,519,887	$419,317
Undistributed Ordinary Income	63,578,082	4,602,118	7,402,715	201,277	258,522	—
Undistributed Long Term Capital Gain	—	5,789,673	1,229,937	—	—	—
Total Distributable Earnings	63,578,082	10,391,791	8,632,652	201,277	258,522	—
Other Accumulated Gains (Losses)	(656,552,953)	(2,411,506)	(833,498)	(4,980,499)	(1,389,044)	—
Total Accumulated Earnings (Losses)	$557,936,458	$76,846,054	$21,043,212	$(3,123,953)	$2,389,365	$419,317

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2013, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires
DoubleLine Total Return Bond Fund	$3,709,758	3/31/2019
DoubleLine Total Return Bond Fund	379,994,159	Indefinite
DoubleLIne Multi-Asset Growth Fund (Consolidated)	1,384,991	Indefinite
DoubleLine Low Duration Bond Fund	165,886	Indefinite

As of March 31, 2013, the following Funds deferred, on a tax basis qualified late-year losses of:

DoubleLine Total Return Bond Fund	$222,938,695
DoubleLine Core Fixed Income Fund	—
DoubleLine Emerging Markets Fixed Income Fund	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	792,043
DoubleLine Low Duration Bond Fund	1,019,871
DoubleLine Floating Rate Fund	—

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences primarily relate to differences in the treatment of paydown losses, accretion of discount on certain debt instruments and foreign currency gains (losses). For the period ended March 31, 2013, the following table shows the reclassifications made:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
DoubleLine Total Return Bond Fund	$538,163,324	$(538,163,324)	$—
DoubleLine Core Fixed Income Fund	19,810,349	(19,810,349)	—
DoubleLine Emerging Markets Fixed Income Fund	—	—	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	936,602	(1,010,008)	73,406
DoubleLine Low Duration Bond Fund	1,458,191	(1,458,191)	—
DoubleLine Floating Rate Fund	8,435	—	(8,435)

62	DoubleLine Funds

March 31, 2013

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund			DoubleLine Core Fixed Income Fund		DoubleLine Emerging Markets Fixed Income Fund
	Class I			Class I		Class I
	Shares	Amount		Shares	Amount	Shares	Amount
Shares Sold	1,778,166,858	$20,131,686,434		104,558,418	$1,180,273,168	46,720,515	$512,780,814
Reinvested Dividends	78,448,695	887,256,580		4,605,037	52,118,831	1,448,523	15,942,854
Shares Redeemed	(628,750,469)	(7,129,905,063)		(86,827,480)	(982,414,447)	(24,609,798)	(268,782,247)
	1,227,865,084	$13,889,037,951		22,335,975	$249,977,552	23,559,240	$259,941,421
Beginning Shares	1,452,955,798			139,645,156		32,718,477
Ending Shares	2,680,820,882			161,981,131		56,277,717

	Class N			Class N		Class N
	Shares	Amount		Shares	Amount	Shares	Amount
Shares Sold	488,761,842	$5,533,030,576		44,395,670	$501,821,233	14,275,040	$156,616,577
Reinvested Dividends	30,161,160	340,903,493		2,189,926	24,780,654	476,976	5,248,587
Shares Redeemed	(233,699,047)	(2,649,174,007)		(30,506,362)	(344,741,422)	(7,155,319)	(78,475,916)
	285,223,955	$3,224,760,062		16,079,234	$181,860,465	7,596,697	$83,389,248
Beginning Shares	547,787,655			48,782,225		7,618,255
Ending Shares	833,011,610			64,861,459		15,214,952

	DoubleLine Multi-Asset Growth Fund (Consolidated)			DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Class I			Class I		Class I
	Shares	Amount		Shares	Amount	Shares	Amount
Shares Sold	7,474,186	$74,738,820		48,770,730	$497,596,443	6,291,546	$63,025,000
Reinvested Dividends	198,825	1,946,146		505,183	5,149,859	—	—
Shares Redeemed	(5,604,179)	(55,586,814	)*	(25,468,125)	(260,010,893)	—	—
	2,065,832	$21,098,152		23,807,788	$242,735,409	6,291,546	$63,025,000
Beginning Shares	8,483,719			13,000,748		—
Ending Shares	10,549,551			36,808,536		6,291,546

	Class A			Class N		Class N
	Shares	Amount		Shares	Amount	Shares	Amount
Shares Sold	16,529,445	$165,299,833		27,629,374	$281,776,346	1,000	$10,000
Reinvested Dividends	221,311	2,203,059		280,843	2,860,451	—	—
Shares Redeemed	(4,910,724)	(48,917,616	)*	(13,014,742)	(132,720,475)	—	—
	11,840,032	$118,585,276		14,895,475	$151,916,322	1,000	$10,000
Beginning Shares	4,219,050			8,404,228		—
Ending Shares	16,059,082			23,299,703		1,000

*	Net of redemption fees of $40,161 and $11,470 for Class I and A, respectively

8.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations may serve as indicators of the volume of financial derivative activity for the Funds for the period covered by this report.

Futures Contracts  The Funds may use futures contracts for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and

Annual Report	March 31, 2013	63

Notes to Financial Statements  (Cont.)

an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. When a Fund writes or sells an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The activity in written options during the year ended March 31, 2013, is as follows:

DoubleLine Multi-Asset Growth Fund (Consolidated)	Number of Contracts	Premium Amount
Outstanding, Beginning of Period	15,003,080	$340,602
Options Written	18,070	1,216,475
Options Expired	(15,003,706)	(263,879)
Options Exercised	(1,729)	(101,961)
Options Closed	(11,710)	(896,553)
Outstanding, End of Period	4,005	$294,684

Credit Default Swap Agreements  Credit default swap agreements often involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is settled based on that name’s weight in the index.

Credit Default Swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty.

Total Return Swap Agreements  The Funds may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. Payments received or made at the termination of the swap are recorded as realized gain or loss on the Statement of Operations.

64	DoubleLine Funds

March 31, 2013

The Funds’ derivative instrument holdings and their primary risk exposures are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended March 31, 2013 is as follows:

Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Unrealized Appreciation (Depreciation)
DoubleLine Multi-Asset Growth Fund (Consolidated)	Purchased Options
	Equity	Net Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Securities	$(2,668,822)

	Written Options
	Commodity		$4,883
	Exchange Rate		—
	Index		229,701
		Net Unrealized Appreciation (Depreciation) on Written Options	$234,584

	Futures contracts
	Commodity		$(2,451,538)
	Exchange Rate		(256,643)
	Index		1,249,655
		Net Unrealized Appreciation (Depreciation) on Futures	$(1,458,526)

	Swap contracts
	Credit Default		$(266,719)
	Total Return		—
		Net Unrealized Appreciation (Depreciation) on Swaps	$(266,719)

The effect of derivative instruments on the Statements of Operations for the period ended March 31, 2013 is as follows:

Fund	Derivatives not accounted for as hedging instruments	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
DoubleLine Multi-Asset Growth Fund (Consolidated)	Purchased Options
	Equity	Net Realized and Unrealized Gain (Loss) on Investments in Unaffiliated Securities	$174,247	$(2,305,073)

	Written Options
	Commodity		$252,348	$83,904
	Exchange Rate		150,000	(49,050)
	Index		433,192	229,701
		Net Realized and Unrealized Gain (Loss) on Written Options	$835,540	$264,555

	Futures contracts
	Commodity		$(261,584)	$(2,424,520)
	Exchange Rate		1,152,547	(302,159)
	Index		378,166	1,249,655
		Net Realized and Unrealized Gain (Loss) on Futures	$1,269,129	$(1,477,024)

Annual Report	March 31, 2013	65

Notes to Financial Statements  (Cont.)

Fund	Derivatives not accounted for as hedging instruments	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives

DoubleLine Multi-Asset Growth Fund (Consolidated)	Swap contracts
	Credit Default		$(117,835)	$(222,275)
	Total Return		(913,535)	52,391
		Net Realized and Unrealized Gain (Loss) on Swaps	$(1,031,370)	$(169,884)

9.  Bank Loans

The DoubleLine Floating Rate Fund may invest in first and second lien senior floating-rate loans (“bank loans”). These loans may include loans made by banks and other large financial institutions to various companies that are senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed and are tied to a benchmark lending rate. The Fund records an investment when the borrower withdraws money and records the interest as earned. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

10.  Credit Facility

U.S. Bank, N.A. has made available to the DoubleLine Total Return Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund and DoubleLine Floating Rate Fund an uncommitted credit facility for short term liquidity in connection with shareholder redemptions. Borrowings under this credit facility bear interest at the bank’s prime rate less 0.50%. For the year ended March 31, 2013, the interest rate was 2.75% for the DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund and DoubleLine Low Duration Bond Fund. There were no borrowings under this credit facility for the year ended March 31, 2013 for the DoubleLine Total Return Bond Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), and DoubleLine Floating Rate Fund, respectively.

As of March 31, 2013, the Funds’ credit facility activity is as follows:

	Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense
DoubleLine Total Return Bond Fund	$300,000,000	$—	$—	$—
DoubleLine Core Fixed Income Fund	100,000,000	8,083,000	8,083,000	617
DoubleLine Emerging Markets Fixed Income Fund	25,000,000	1,341,692	4,880,000	1,332
DoubleLine Multi-Asset Growth Fund (Consolidated)	10,000,000	—	—	—
DoubleLine Low Duration Bond Fund	20,000,000	769,600	943,000	294
DoubleLine Floating Rate Fund	15,000,000	—	—	—

11.  Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	affiliated fund risk: the risk that the Adviser may be subject to a potential conflict of interest in determining whether to invest in an underlying fund managed by the Adviser or in a fund managed by an unaffiliated manager, and may have an economic or other incentive to select the fund managed by it over another fund.

•	asset allocation risk: the risk that a Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and underlying funds and that such allocation will focus on asset classes, underlying funds, or investments that perform poorly or underperform other asset classes, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

66	DoubleLine Funds

March 31, 2013

•	commodities risk: the risk that the value of a Fund’s shares may be affected by changes in the values of one or more commodities, which may be extremely volatile and difficult to value, risk of possible illiquidity, and the risks and costs associated with delivery, storage, and maintenance of precious metals or minerals or other commodity-related investments.

•	confidential information access risk: the risk that receipt of confidential information about the issuers of floating rate loans or other investments being considered for acquisition by a Fund or held in a Fund’s portfolio would restrict one or more of the Adviser’s clients, including, potentially, a Fund, from trading in securities they hold or in which they may invest.

•	debt securities risk:

°	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

°	interest rate risk: the risk that debt securities will decline in value because of increases in interest rates. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	emerging market country risk: the risk that Fund share prices will decline due to the greater degree of economic, political and social instability of emerging market countries as compared to developed countries.

•	equity issuer risk: the risk that the value of a company’s stock will decline in value in response to factors affecting that company, that company’s industry, or the market generally.

•	exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to credit risk generally to the same extent as debt securities.

•	financial services risk: the risk associated with the financial services industry being subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services industry depends heavily on the availability and cost of money and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. The financial services industry is exposed to risks that may impact the value of investments in the industry more severely than investments outside the industry. Businesses in the financial services industry often operate with substantial financial leverage.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	foreign investing risk: the risk that a Fund’s investments will be affected by the market conditions, currencies, and the economic and political climates in the foreign countries in which the Fund invests.

•	inflation-indexed bond risk: the risk that such bonds will change in value in response to changes in actual or anticipated changes in inflation rates, in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risk.

•	investment company and exchange traded fund risk: the risk that an investment company, including any exchange-traded fund (“ETF”), in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	leveraging risk: the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited operating history risk: the risk that a newly formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that low trading volume, extreme market volatility, unusually high and unanticipated levels of redemptions, lack of a market maker, or contractual or legal restrictions may limit or prevent a Fund from selling securities or closing derivative positions at desirable times or prices.

•

loan risk:  includes, among other risks, the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to a Fund; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit

Annual Report	March 31, 2013	67

Notes to Financial Statements  (Cont.)

the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (vi) transactions in loans may settle on a delayed basis; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in a Fund.

•	market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•	market risk: the risk that the overall market will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments.

•	mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	non-diversification risk: the risk that, because a relatively higher percentage of a Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a more diversified fund. A decline in the market value of one of a Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	preferred securities risk: the risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change as the prices of its investments go up or down.

•	real estate risk: the risk that real estate related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•	reliance on the adviser: the risk associated with each Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for a Fund. While the portfolio managers of the Funds have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar and intend to use similar analytical methods to identify potential investments for the Funds, the past experience of the portfolio managers does not guarantee future results for the Adviser.

•	securities or sector selection risk: the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment.

•	short sales risk: the risk that a security a Fund has sold short increases in value.

•	tax risk: in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), a Fund must meet requirements regarding, among other things, the source of its income. It is possible that certain of a Fund’s investments in commodity-linked derivatives will not give rise to “qualifying income” for this purpose. Any income a Fund derives from investments in instruments that do not generate “qualifying income” must be limited to a maximum of 10% of the Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•	U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so involve credit risk greater than investments in other types of U.S. Government securities.

68	DoubleLine Funds

March 31, 2013

12.  Recently Issued Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

13.  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Funds have determined there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

Annual Report	March 31, 2013	69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DoubleLine Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund, and DoubleLine Floating Rate Fund (constituting DoubleLine Funds Trust, hereafter referred to as the “Funds”) at March 31, 2013, and the results of its operations for the period then ended, the changes in its net assets and the financial highlights for the periods presented for DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund and for the period from February 1, 2013 (Commencement of Operations) to March 31, 2013 for DoubleLine Floating Rate Fund in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

May 28, 2013

70	DoubleLine Funds

Shareholder Expenses	(Unaudited)

Example

As a shareholder of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund and DoubleLine Floating Rate Fund (each a “Fund” and collectively the “Funds”), you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period covered by this report.

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio*[1]	Beginning Account Value	Ending Account Value 3/31/13	Expenses Paid During Period *[1]	Ending Account Value 3/31/13	Expenses Paid During Period *[1]
DoubleLine Total Return Bond Fund	Class I	0.48%	$1,000	$1,021	$2.42	$1,023	$2.42
	Class N	0.73%	$1,000	$1,019	$3.68	$1,021	$3.68
DoubleLine Core Fixed Income Fund	Class I	0.51%	$1,000	$1,013	$2.56	$1,022	$2.57
	Class N	0.76%	$1,000	$1,012	$3.81	$1,021	$3.83
DoubleLine Emerging Markets Fixed Income Fund	Class I	0.91%	$1,000	$1,024	$4.59	$1,020	$4.58
	Class N	1.16%	$1,000	$1,023	$5.85	$1,019	$5.84
DoubleLine Multi-Asset Growth Fund	Class I	1.11%	$1,000	$997	$5.53	$1,019	$5.59
	Class A	1.36%	$1,000	$995	$6.76	$1,018	$6.84
DoubleLine Low Duration Bond Fund	Class I	0.47%	$1,000	$1,010	$2.36	$1,023	$2.37
	Class N	0.72%	$1,000	$1,009	$3.61	$1,021	$3.63
DoubleLine Floating Rate Fund	Class I	0.75%	$1,000	$1,008	$1.22	$1,021	$3.78
	Class N	1.00%	$1,000	$1,008	$1.62	$1,020	$5.04

* The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the most recent twelve month period for the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund and DoubleLine Low Duration Bond Fund. The actual dollar amounts shown as expenses paid during the period for the Floating Rate Fund (the “Fund”) are calculated for the period from the date of the Fund’s inception (February 1, 2013) through March 31, 2013.

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

Annual Report	March 31, 2013	71

(Unaudited)

DoubleLine Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2013

	1 Year	Since Inception (4/6/2010)
DoubleLine Total Return Bond Fund Class I	7.37	12.24%
Barclays Capital U.S. Aggregate Bond Index*	3.77	5.75%

DoubleLine Total Return Bond Fund Class N	7.11	11.95%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*	This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

72	DoubleLine Funds

(Unaudited) March 31, 2013

DoubleLine Core Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns[1] As of March 31, 2013
	1 Year	Since Inception (6/1/2010)
DoubleLine Core Fixed Income Fund Class I	6.53	9.76%
Barclays Capital U.S. Aggregate Bond Index*	3.77	5.16%

DoubleLine Core Fixed Income Fund Class N	6.27	9.49%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*	This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2013	73

(Unaudited)

DoubleLine Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns[1] As of March 31, 2013
	1 Year	Since Inception (4/6/2010)
DoubleLine Emerging Markets Fixed Income Fund Class I	8.04	9.20%
JP Morgan EMBI Global Diversified Index**	10.11	9.85%

DoubleLine Emerging Markets Fixed Income Fund Class N	7.78	8.95%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

**	This index is an uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt supplies by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

74	DoubleLine Funds

(Unaudited) March 31, 2013

DoubleLine Multi-Asset Growth Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2013

	1 Year	Since Inception (12/20/2010)
DoubleLine Multi-Asset Growth Fund Class I	2.49	2.82%
S&P 500® Index***	13.96	13.04%
Blended Benchmark****	4.38	5.51%

DoubleLine Multi-Asset Growth Fund (with load) Class A	(2.15)	0.61%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

***	The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

****	Blended Benchmark: 60% Barclays Capital U.S. Aggregate Bond Index/ 25% Morgan Stanley Capital International All Country World Index/ 15% S&P Goldman Sachs Commodity Total Return Index. The Barclays Capital U.S. Aggregate Bond Index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Standard & Poor’s/Goldman Sachs Commodity Total Return Index is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. This index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the index a valuable economic indicator and commodities market benchmark. The Morgan Stanley Capital International All Country World Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2013	75

(Unaudited)

DoubleLine Low Duration Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns[1] As of March 31, 2013
	1 Year	Since Inception (9/30/2011)
DoubleLine Low Duration Bond Fund Class I	2.88	3.56%
BofA Merrill Lynch 1-3 year Treasury Index*****	0.64	0.50%

DoubleLine Low Duration Bond Fund Class N	2.64	3.27%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*****	The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

76	DoubleLine Funds

(Unaudited) March 31, 2013

DoubleLine Floating Rate Fund

Value of a $100,000 Investment

Class I Shares1

Total Returns[1] As of March 31, 2013
Since Inception (2/1/2013)
DoubleLine Floating Rate Fund Class I	0.80%
Credit Suisse Leveraged Loan Index******	1.24%

DoubleLine Floating Rate Fund Class N	0.80%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

******	This index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The Fund’s investments will likely diverge widely from the components of the benchmark index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2013	77

Evaluation of Advisory Agreement by the Board of Trustees

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Low Duration Bond Fund

At the February 27, 2013 meeting (the “Meeting”) of the Board of Trustees of DoubleLine Funds Trust (the “Trust”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (“Independent Trustees”) voting separately, approved the renewal of the Investment Advisory and Management Agreements (the “Advisory Agreements”) between DoubleLine Capital LP (“DoubleLine” or the “Adviser”) and the Trust, in respect of the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Emerging Markets Fixed Income Fund, the DoubleLine Multi-Asset Growth Fund and the DoubleLine Low Duration Bond Fund (each, a “Fund” and, collectively, the “Funds”), for an additional one-year period through March 24, 2014.

The Trustees meet over the course of the year with investment advisory personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the investment program and performance of each Fund. The Trustees’ determination to approve the continuance of the Advisory Agreements was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, both at the February 27, 2013 meeting and at prior meetings. This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Funds and the Independent Trustees.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by DoubleLine, including the expertise and experience of its investment personnel. In this regard, the Trustees considered that DoubleLine provides a full investment program for each of the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered the difficulty of managing debt-related funds, noting that managing such funds requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts and net new issuances. The Trustees reviewed reports provided by Lipper, Inc., (the “Lipper Reports”) that compared the Funds’ management fee rates, total expense ratios (Class I shares), and performance records (Class I shares) for the one-year period and, where applicable, performance records (Class I shares) for the two-year period ending December 31, 2012 against a group of each Fund’s peer funds. The Trustees noted in particular that the DoubleLine Total Return Bond Fund and the DoubleLine Core Fixed Income Fund had experienced quite favorable investment results since inception, and that the DoubleLine Low Duration Bond Fund had achieved performance in line with its peers. The Trustees considered DoubleLine’s explanation that, although the DoubleLine Emerging Markets Fixed Income Fund’s and the DoubleLine Multi-Asset Growth Fund’s performance records were below their respective peer group’s averages, DoubleLine believes that the difference is the result of the firm’s focus on downside risk—so that neither Fund should be expected to outperform in a rising market but the Funds might be expected to outperform in more volatile markets.

The Trustees considered that DoubleLine provides a variety of other services in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, and assistance with accounting and distribution services. The Trustees also considered the structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including the Adviser). The Trustees also considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources, including investment personnel, to support those services, and intends to continue to do so in the coming year.

The Trustees considered DoubleLine’s representation that it has attempted to set its management fees at rates that reflect competitive market levels, and that further reflect the experience and expertise DoubleLine brings to managing the Funds. The Trustees noted that the rapid growth of certain of the Funds created some difficulties in comparing expenses in the Lipper Reports in some cases, since the asset bases of the Funds had changed so much over the measuring period. Specifically, with respect to the DoubleLine Emerging Markets Fixed Income Fund, the Trustees noted that a peer group comparison is made challenging by virtue of the fact that many of the funds in the peer group are relatively small and have implemented substantial fee waivers in light of their small sizes.

The Trustees noted the Lipper Reports showed the contractual management fees paid by the DoubleLine Total Return Bond Fund are approximately at the median of its peers (slightly above the median if administrative fees paid to U.S. Bank, N.A. are included), and that the contractual and net management fees paid by the DoubleLine Core Fixed Income Fund were below the median of its peers. The Trustees further noted that the materials indicated that the performance of each of those two Funds remained quite favorable compared to its peers. The Trustees noted that the contractual management fees paid by the DoubleLine Emerging Markets Fixed Income Fund were approximately at the median of its peers assuming a common asset level of $775 million, although the net management fee paid by the DoubleLine Emerging Markets Fixed Income Fund was relatively high compared to its expense group peers, though not the highest of the peer funds. In this regard the Trustees considered the statements of a representative of Lipper Inc. concerning the challenges in developing effective peer group expenses analysis for that Fund. The Trustees also noted that, although the DoubleLine Multi-Asset Growth Fund’s contractual management fee was among the highest of its peers, the Fund’s net management fee compared favorably to the Fund’s peer group median, due principally to the substantial fee waivers incurred by DoubleLine. The Trustees considered that a portion of that waiver was intended to offset the amounts of advisory fees paid indirectly to DoubleLine through the DoubleLine Multi-Asset Growth Fund’s investments in other funds advised by DoubleLine. The Trustees noted that both the net and contractual management fees paid by the DoubleLine Low Duration Bond Fund were below peer medians.

78	DoubleLine Funds

(Unaudited)

The Trustees considered information relating to the fees charged by DoubleLine to clients other than the Funds, including institutional separate accounts and mutual funds for which DoubleLine serves as sub-adviser. The Trustees took into account DoubleLine’s representation that certain large institutional separate accounts and funds sub-advised by DoubleLine are subject to fee schedules that differ from, including some that are lower than, the rates paid by the Funds. The Trustees considered that DoubleLine had also explained that administrative, compliance, operational, reporting, legal, and other burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees also took into account DoubleLine’s representation that there are substantially greater legal and other responsibilities and risks to DoubleLine in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others generally are less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser. The Trustees concluded that the fees paid by the Funds to DoubleLine were generally reasonable in light of the services provided, the quality of the portfolio management teams, and the Fund’s performance to date.

The Trustees reviewed financial information regarding DoubleLine for 2012, including information as to the Adviser’s operating costs and profitability with respect to the Funds. The Trustees also reviewed information concerning the profitability to DoubleLine of its service arrangements with the Funds, both before and after distribution expenses, and took into account both the direct and indirect benefits to the Adviser from managing the Funds. The Trustees considered the compensation practices and considered DoubleLine’s representation that those compensation and incentive policies and practices enable DoubleLine to retain, motivate, and attract highly qualified and experienced employees. The Trustees also took into account DoubleLine’s representation that it was continuing to invest in its business to maintain its ability to provide high quality services for the Funds and it does not engage in contractual soft dollar arrangements.

The Trustees discussed with DoubleLine whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees considered DoubleLine’s statement that it did not believe that implementation of breakpoints or fee reductions would be appropriate at this time, for a number of reasons. The Trustees considered DoubleLine’s representation that each of the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, and the DoubleLine Low Duration Bond Fund already pay net management fees that are approximately at or below their peer medians, and that the levels of profitability of those Funds to DoubleLine are reasonable and in line with or below what DoubleLine understands to be industry norms. In addition, the Trustees observed that DoubleLine was still heavily subsidizing the expenses incurred by the DoubleLine Multi-Asset Growth Fund, and that, although DoubleLine’s profitability was higher in respect of DoubleLine Emerging Markets Fixed Income Fund as compared to the other Funds based on the expense allocation methodology used, DoubleLine Emerging Markets Fixed Income Fund’s profitability was reasonable nonetheless. The Trustees also noted that DoubleLine’s rapid growth required DoubleLine to re-invest significantly in its business. After considering the information provided, the Trustees concluded that the profitability of the Funds to DoubleLine did not appear excessive or such as to preclude renewal of the Advisory Agreements and that, for the reasons noted, it did not appear that implementation of breakpoints for any of the Funds would be appropriate at this time.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent and the quality of the services provided to the Funds under the Advisory Agreements; that it appeared that the management fees paid by the Funds to DoubleLine were generally within the range of management fees paid by their peer funds, and in some cases lower than the median management fees paid by their peer funds, and generally reasonable in light of the quality of the portfolio management teams and the Funds’ performance to date; that the fees paid by the Reviewed Funds did not appear inconsistent with the fee schedules charged to DoubleLine’s other clients, in light of the nature of the services provided and the risks borne by DoubleLine; and that it would be appropriate to approve the Advisory Agreements for an additional one-year period.

DoubleLine Floating Rate Fund

At the November 16, 2012 meeting of the Board of Trustees (the “Meeting”) of DoubleLine Funds Trust (the “Trust”), the Board of Trustees, including the Independent Trustees voting separately, approved an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the DoubleLine Floating Rate Fund (the “Fund”), and DoubleLine Capital LP (the “Adviser”). This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees.

The Trustees considered a wide range of materials, including information previously provided to the Trustees in connection with the approval of advisory contracts between the Adviser and the other series of the Trust. The Trustees’ determination to approve the Agreement was based on an evaluation of all of the information provided to them. This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Trust and counsel to the Independent Trustees.

In the process of considering the approval of the Agreement, the Trustees considered the terms of the proposed Agreement between the Adviser and the Trust, with respect to the Fund, and noted that the proposed Agreement, with the exception of the rate of the advisory fees payable, had the same terms as the advisory agreements between the Adviser and the other series of the Trust. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience, and responsibilities of the portfolio managers, including with respect to investment in loans, including those generally known as bank loans, and other key personnel that would be involved in the day-to-day activities of the Fund. The Board considered the difficulty of managing debt-related funds, noting that managing such funds requires a portfolio management team to balance a

Annual Report	March 31, 2013	79

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

number of factors, which may include, among others, varying maturities, prepayments, counter-party management, credit events, and workouts. The Trustees also considered the Adviser’s statements regarding additional resources it intended to retain over time to support the Fund. The Trustees considered the performance of the other series of the Trust, and considered the possible effect of an additional fund to the Trust on the capacities of the Adviser. The Trustees reviewed the proposed services the Adviser would provide to the Fund as investment adviser. The Trustees considered that DoubleLine would provide a variety of other services in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, and assistance with accounting and distribution services. The Trustees also considered the structure of the compliance procedures and the trading capabilities of the Adviser. The Trustees concluded that it appeared the Adviser would have, or have available to it, sufficient quality and depth of personnel, resources, investment methods, and would have compliance policies and procedures essential to performing its duties under the proposed Agreement and that, in the Trustees’ view, the nature, overall quality, and extent of the management services to be provided appeared likely to be satisfactory and reliable.

The Board then turned to the anticipated cost of the proposed services, and the proposed structure and level of the advisory fees to be paid under the Agreement. The Trustees considered that the Adviser anticipated launching the Fund with two classes and noted the overall fee structure and expense caps proposed for the Fund. The Trustees considered information extracted from a Morningstar database that the Fund’s proposed advisory fee under the Agreement was lower than that charged by most of the peer funds presented to them for consideration, and that the information showed that the Fund’s anticipated net expense ratio for Class I shares was near the median of the peer funds presented.

The Trustees discussed information provided by the Adviser as to the estimated profitability of the Adviser from managing the Fund. In assessing profitability, the Trustees reviewed the Adviser’s financial information provided both at the Meeting and at previous meetings of the Trustees and took into account both the likely direct and indirect benefits to the Adviser from managing the Fund. The Trustees concluded that the Adviser’s profit from managing the Fund would likely not be excessive in the start-up period, which would likely last for some time. The Trustees noted that the Adviser had represented that it does not currently manage other funds or accounts with a similar investment strategy, and concluded that it did not appear appropriate at this time to consider the implementation of breakpoints in the investment advisory fee.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreement for the proposed initial term.

80	DoubleLine Funds

Federal Tax Information	(Unaudited)

For the fiscal year ended March 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income is as follows:

Qualified Dividend Income
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.93%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	n/a

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2013 is as follows:

Dividends Received Deduction
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.90%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	n/a

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows:

DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	10.39%
DoubleLine Emerging Markets Fixed Income Fund	28.58%
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.00%
DoubleLine Low Duration Bond Fund	1.82%
DoubleLine Floating Rate Fund	n/a

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

Annual Report	March 31, 2013	81

Trustees and Officers

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite/Since Inception	President of Remo Consultants (real estate financial consulting firm). Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities, LLC.	11	None

John C. Salter, 1957	Trustee	Indefinite/Since Inception	California Desk Manager/Broker of Chapdelaine & Co. Formerly, Partner at Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	11	None

Raymond B. Woolson, 1958	Trustee	Indefinite/Since Inception	President of Apogee Group, Inc., a company providing financial consulting services.	11	None

(1) The address of each Independent Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of the Trust and the following registered investment companies: DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and each series of DoubleLine Equity Funds.

The following Trustees are “interested persons” of the Trust as defined in the 1940 Act because they are officers of the Adviser, and indirect shareholders in the Adviser.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite/Since Inception	Chief Executive Officer of DoubleLine Capital LP (since December 2009) Chief Executive Officer of DoubleLine Equity Funds (since February 2013); prior thereto, Chief Investment Officer, Group Managing Director and President of TCW Group.	9	None

Philip A. Barach, 1952	Trustee	Indefinite/Since Inception	President of DoubleLine Capital LP (since December 2009); prior thereto, Group Managing Director of TCW Group.	6	None

(1) The address of each Interested Trustee is DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell, 1970	President	Indefinite/Since Inception	Trustee, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Trustee, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); President, DoubleLine Funds Trust (since January 2010); President, DoubleLine Equity Funds (since February 2013); executive of DoubleLine Capital LP (since July 2010); Secretary of Eco-Earth Enrichment (children’s health non-profit) (since September 2010). Formerly, President and CEO of TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since October 2011

Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Equity Funds (since February 2013); Director of Mutual Funds Operations, DoubleLine. Formerly, Southern Wholesaler, DoubleLine Capital LP. Formerly, Assistant Treasurer of DoubleLine Funds Trust. Formerly, Senior Vice President of TCW.

82	DoubleLine Funds

(Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Keith T. Kirk, 1963	Chief Compliance Officer	Indefinite/Since May 2012

Chief Compliance Officer, DoubleLine Income Solutions Fund (since January 2013); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since May 2012); Chief Compliance Officer, DoubleLine Funds Trust (since May 2012); Chief Compliance Officer, DoubleLine Equity Funds (since February 2013); Deputy General Counsel and Chief Compliance Officer, DoubleLine (since January 2012). Formerly, Independent Compliance Consultant (from September 2009 through December 2011). Formerly, Chief Compliance Officer, Metropolitan West Asset Management LLC and Metropolitan West Funds (September 2004 through August 2009).

Louis C. Lucido, 1948	Secretary	Indefinite/Since Inception

Secretary, DoubleLine Income Solutions Fund (since January 2013); Secretary, DoubleLine Opportunistic Credit Fund (since July 2011); Secretary, DoubleLine Equity Funds (since February 2013); Secretary, DoubleLine Funds Trust (since April 2010); Chief Operating Officer, DoubleLine (since June 2010); Secretary, DoubleLine Funds Trust (since January 2010); Member of Dean’s Executive Board, Stern School of Business at New York University (since June 2007); Member of the Advisory Board for Tanenbaum Landscape & Design Inc. (since January 2013); Member of the Board of Directors of CASA of Los Angeles (since February 2013). Formerly, Executive Vice President, DoubleLine (from December 2009 through May 2010). Formerly, Group Managing Director, TCW.

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since March 2012

Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2013); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since March 2012); Assistant Treasurer, DoubleLine Funds Trust (since March 2012); Assistant Treasurer of DoubleLine Equity Funds (since February 2013). Formerly, Assistant Treasurer of the private funds, Western Asset Management Company (from December 2004 through March 2012).

Cris Santa Ana, 1965	Vice President	Indefinite/Since April 2011

Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Vice President, DoubleLine Equity Funds (since February 2013); Chief Risk Officer, DoubleLine (since June 2010). Formerly, Chief Operating Officer, DoubleLine (from December 2009 through May 2010). Formerly, Managing Director, TCW.

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012

Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Funds Trust (since May, 2012); General Counsel, DoubleLine (since April 2010). Formerly, Director, Barclays Capital and Agency. Formerly, General Manager, Barclays Bank PLC’s California-based banking operations. Formerly, Vice President/Associate General Counsel, TCW. Formerly, Attorney, Linklaters.

David Kennedy, 1964	Vice President	Indefinite/Since May 2012

Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Equity Funds (since February 2013); Director, Trading and Settlements, DoubleLine (since December 2009). Formerly, Senior Vice President, TCW.

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012

Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Equity Funds (since February 2013); Director of Operations, DoubleLine (since September 2012). Formerly, Manager, Western Asset Management Company.

(1) The address of each officer is DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

Annual Report	March 31, 2013	83

Information About Proxy Voting	(Unaudited)

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s web site at http://www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

84	DoubleLine Funds

Privacy Notice	(Unaudited)

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11(877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

Annual Report	March 31, 2013	85

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	info@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund

Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center

Drive, Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

350 South Grand Avenue

Los Angeles, CA 90071

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2013	FYE 3/31/2012
Audit Fees	$611,385	$303,500
Audit-Related Fees	$3,439	$2,500
Tax Fees	$88,179	$55,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, as well as certain services provided to the Adviser or any control affiliate of the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2013	FYE 3/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2013	FYE 3/31/2012
Registrant	$88,179	$55,500
Registrant’s Investment Adviser	$478,800	$209,350

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)*	/s/ Ronald Redell
Ronald R. Redell, President

Date	June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald Redell
Ronald R. Redell, President

Date	June 7, 2013

By (Signature and Title)*	/s/ Susan Nichols
Susan Nichols, Treasurer and Principal Financial and Accounting Officer

Date	June 7, 2013

* Print the name and title of each signing officer under his or her signature.